UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23996

Blackstone Private Multi-Asset Credit and Income Fund

(exact name of Registrant as specified in charter)

345 Park Avenue

New York, New York 10154

(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

Lucie Enns

Blackstone Private Credit Strategies LLC

345 Park Avenue

New York, New York 10154

Registrant’s telephone number, including area code: (212) 503-2100

Date of fiscal year end: December 31

Date of reporting period: June 30, 2026

Item 1.	Report to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”):

Blackstone Private Multi-Asset	Manager Commentary
Credit and Income Fund	and Fund Highlights

June 30, 2026 (Unaudited)

We are pleased to share our second quarter update for Blackstone Private Multi-Asset Credit and Income Fund (“BMACX” or the “Fund”) following the Fund’s one-year anniversary. Since launching in May 2025, BMACX has evolved from a newly introduced strategy into a scaled private multi-asset credit portfolio, delivering strong performance, attractive income, low volatility, and meaningful diversification across credit asset classes as demonstrated by our 1-year track record.

BMACX has delivered strong performance, generating a 3.6% year-to-date net return for Class I shares and a 9.9% annualized net return since inception,(1) while maintaining an 8.1% annualized distribution rate for the month of June (Class I).(2) Importantly, this performance has been delivered through a period of continued uncertainty, underscoring the value of the Fund’s broad and flexible mandate, which allows for dynamic allocation across Blackstone’s leading credit platform. For investors seeking attractive income, broader sources of return, and lower volatility than traditional fixed income, we believe BMACX demonstrates the strength of that approach.

Performance has been driven by diverse income generation across credit assets and excess spreads from the Fund’s 80%+ private credit portfolio. As of June 30, 2026, the portfolio was allocated across 42% Private Corporate Credit, 41% Asset Based and Real Estate Credit, 9% Structured Credit, and 9% Liquid Credit.(3) We believe this broad exposure is central to the Fund’s ability to generate durable income and help mitigate volatility over time relative to single-strategy mandates, as different credit asset classes are influenced by distinct economic drivers.

Over the quarter, we continued building the Fund’s allocation to infrastructure-oriented real assets within Asset Based and Real Estate Credit, which is a meaningful differentiator for BMACX and was an important contributor to its strong performance during the reporting period. Within this segment, we are also focused on financings backed by essential-use assets that support the economy with contractual cash flows, including sectors like AI and digital infrastructure, power, energy, and transportation logistics. Unlike many public asset-based finance strategies which have significant exposure to consumer finance,(4) BMACX currently has no direct consumer exposure. We believe consumer finance performance across FICO cohorts could become more dispersed, reflecting the potential for a “K-shaped” economic outcome. Instead, BMACX has concentrated its asset based portfolio in real estate lending (56%), commercial finance (29%), and physical assets and infrastructure (16%) emphasizing high quality, hard assets.(3,5)

Presently, we are seeing compelling deployment opportunities in AI-related capital spending tied to compute, power, and digital infrastructure, while remaining mindful of market concerns around increased AI debt supply and episodic spread widening. The scale and capital intensity of this buildout will require financing across debt and equity markets for many years, and flexible private credit solutions will play an important role in funding this generational investment boom. Blackstone was an early investor through our purchase of QTS in 2021, and we have built on this advantage by following this theme across all parts of the firm including Private Equity, Real Estate, and Infrastructure. We believe Blackstone’s scale and investing presence across these sectors allow us to source unique opportunities, apply disciplined underwriting, and position BMACX to be opportunistic during periods of market disruption and volatility.

Fund Highlights

$809M

Fund net asset value

$15.30

June NAV per share (Class I) (8)

Total ITD Net Return
(Annualized)

Performance as of 6/30/26(1,9)

Portfolio Allocations

As of 6/30/2026(3)

2	www.bmacx.com

Blackstone Private Multi-Asset	Manager Commentary
Credit and Income Fund	and Fund Highlights

June 30, 2026 (Unaudited)

We are already seeing this translate into tangible private credit investments. Blackstone led a $10 billion GPU-backed debt financing to support the cloud buildout of Firmus Technologies,(6,7) an AI infrastructure company with large investment grade counterparties, including major hyperscale and enterprise cloud customers. In addition, Blackstone led a $1 billion investment to finance and lease equipment manufactured by Integra Mission Critical, a leading data center infrastructure company.(7) Together, we believe these transactions highlight the scale of private credit activity emerging from the AI infrastructure expansion and Blackstone’s ability to source and structure complex financings across the sector. We also believe the current environment has created attractive opportunities within Private Corporate Credit following broader market volatility and spread widening as borrowers seek certainty from scaled providers.

Looking ahead, our priorities for BMACX remain consistent: disciplined credit selection, downside-focused underwriting, diversified sources of income, and dynamic allocation across Blackstone’s credit platform. We believe these have been critical to the Fund’s strong performance and will remain central to how we seek to generate attractive income and positive returns over time.

Thank you for your trust and partnership. We are proud of the progress BMACX has made in its first year and remain confident in the Fund’s ability to deliver on its mandate over the long term.

End Notes

Note: All figures as of June 30, 2026, unless otherwise noted. Reflects Blackstone Credit and Insurance’s (“BXCI”) views and beliefs as of the date of this material only, which is subject to change. Broad exposure does not ensure a profit nor protect against losses. See “Important Disclosure Information” and “Risk Factors” in BMACX’s prospectus. Although certain loans in which the Fund may invest will be secured by collateral, there can be no assurance that such collateral could be readily liquidated or that the liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal. This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein, and must be read in conjunction with the Fund’s prospectus in order to understand fully all of the implications and risks of the offering to which this material relates. Past performance does not predict future returns, and there can be no assurance that any Blackstone fund or investment will achieve its objectives or avoid substantial losses. See “Use of Leverage” in the Important Disclosure Information for additional information regarding performance. A copy of the prospectus must be made available to you in connection with this offering, and is available at www.bmacx.com.

Semi-Annual Report | June 30, 2026	3

Blackstone Private Multi-Asset	Manager Commentary
Credit and Income Fund	and Fund Highlights

June 30, 2026 (Unaudited)

1) Inception date for Class I shares: May 1, 2025. Inception date for Class I Advisory and Class S shares: July 1, 2025. Inception-to-date (ITD) total return as of June 30, 2026 for Class I Advisory shares: 9.2%. Inception-to-date (ITD) total return as of June 30, 2026, for Class S shares (no/with upfront placement fee): 8.4%/4.6%. Quarter-to-date (QTD) total return as of June 30, 2026 for Class I Advisory shares: 1.9% and for Class S shares (no/with upfront placement fee): 1.7%/-1.9%. Year-to-date (YTD) total return as of June 30, 2026 for Class I shares: 3.6%, for Class I Advisory shares: 3.6%, and for Class S shares (no/with upfront placement fee): 3.2%/-0.4%, compared to returns of high yield bonds, investment grade bonds, and leveraged loans of 2.0%, 0.6%, and 1.3%, respectively. See Note 2 for further information. Total net return is calculated assuming a purchase of common shares at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s distribution reinvestment plan. Blackstone Private Credit Strategies LLC (the “Adviser”) waived the management fee in full for the six-month period beginning from the date the Fund completed its first sale of shares in its public offering. Without this waiver, returns would be lower. Returns greater than one year are annualized. All returns shown are derived from unaudited financial information and are net of all BMACX expenses, including general and administrative expenses, transaction related expenses, management fees, incentive fees, and share class specific fees, as applicable. Past performance does not predict future returns. There can be no assurance that any Blackstone fund or investment will achieve its objectives or avoid substantial losses. Class S listed as (With Upfront Placement Fee or Brokerage Commissions) reflect the returns after the maximum upfront placement fees. Class S listed as (No Upfront Placement Fee or Brokerage Commissions) exclude upfront placement fees. Class I and Class I Advisory do not have upfront placement fees. The returns have been prepared using unaudited data and valuations of the underlying investments in BMACX’s portfolio, which are estimates of fair value and form the basis for BMACX’s NAV. Valuations based upon unaudited reports from the underlying investments may be subject to later adjustments, may not correspond to realized value and may not accurately reflect the price at which assets could be liquidated.

2) Annualized Distribution Rate reflects an average annualized yield for June based on each day’s dividend divided by that day’s ending NAV. The Fund also distributed an annualized distribution rate of 8.1% for Class I Advisory shares and 7.4% for Class S shares for the month of June. There can be no assurance that the daily distribution will continue at the same rate or at all. Distributions are not guaranteed. Past performance does not predict future returns. Distributions may be funded through sources other than US GAAP net investment income and/or tax earnings and profits. See BMACX’s prospectus. Please visit the Shareholders page on BMACX’s website for notices regarding distributions subject to Section 19(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). We cannot guarantee that we will make distributions, and if we do we may fund such distributions from sources other than net investment income, including the sale of assets, borrowings, return of capital or offering proceeds, and although we generally expect to fund distributions from net investment income, we have not established limits on the amounts we may pay from such sources. As of June 30, 2026, 100% of inception to date distributions were funded from net investment income or realized short-term capital gains, rather than a return of capital. A return of capital is not paid from tax earnings or profits and will have the effect of reducing the tax basis of a shareholder’s Common Shares, such that when a shareholder sells its Common Shares the sale may be subject to tax, even if the Common Shares are sold for less than the original purchase price. Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Adviser or its affiliates, that may be subject to reimbursement to the Adviser or its affiliates. The repayment of any amounts owed to our affiliates will reduce future distributions to which you would otherwise be entitled.

3) Figures may not sum to 100% due to rounding. Current BMACX allocations reflected herein are not intended to be indicative of future results to be achieved. BMACX and future allocations may change materially. BMACX may also invest in other types of investments to the extent that these investments are consistent with our investment objective, strategies and policies, and permissible under the 1940 Act and other applicable regulations. Diversification of an investor’s portfolio does not ensure a profit or protect against loss in a declining market.

4) Source: BofA Global Research, CoreLogic, Bloomberg Finance L.P., Trepp, Intex as of March 31, 2026.

5) There is no assurance that BMACX will continue to access these asset classes, or in any particular proportion, and available investments may change from time to time.

6) Inclusive of $5 billion accordion if mutually agreed upon.

7) The above mentioned investment represents Blackstone’s portfolio and is provided for illustrative purposes only. BMACX does not have exposure to the above mentioned investment.

8) The Net Asset Value “NAV” per share for each class of Common Shares is determined by dividing the value of total assets attributable to the class minus liabilities attributable to the class by the total number of Common Shares outstanding of the class at the date as of which the determination is made. NAV per share for Class I Advisory: $15.30 and Class S: $15.30. Accruals will occur daily, provided, however, that accruals on any non-business day will be effective as of the immediately preceding business day. See the prospectus for more information.

9) “Investment Grade” is represented by the total return of the Bloomberg US Aggregate Bond Index. “Leveraged Loans” is represented by the total return of the Morningstar LSTA US Leveraged Loan Index. “High Yield” is represented by the total return of the Bloomberg US Corporate High Yield Index. Please see “Index Definitions” and “Index Comparison” at the end of this communication for more information.

4	www.bmacx.com

Blackstone Private Multi-Asset	Manager Commentary
Credit and Income Fund	and Fund Highlights

June 30, 2026 (Unaudited)

Important Disclosure Information

Use of Leverage. The Fund currently uses leverage. The use of leverage or borrowings magnifies investment, market and certain other risks and may be significant. The Fund’s performance will be affected by the availability and terms of any leverage as such leverage will enhance returns from investments to the extent such returns exceed the costs of borrowings by the Fund. The leveraged capital structure of such assets will increase their exposure to certain factors such as rising interest rates, downturns in the economy, or deterioration in the financial condition of such assets or industry. In the event an investment cannot generate adequate cash flow to meet its debt service, the Fund may suffer a partial or total loss of capital invested in the investment, which may adversely affect the returns of the Fund. In addition, because the Fund will pay all expenses, including interest, associated with the use of leverage or borrowings, investors will indirectly bear such cost.

Past performance does not predict future returns. Actual results may vary. Diversification of an investor’s portfolio does not assure a profit or protect against loss in a declining market. The opinions expressed herein reflect the current opinions of Blackstone as of the date appearing in this material only. There can be no assurance that views and opinions expressed in this document will come to pass. Certain information contained in the materials discusses general market activity, industry or sector trends, or other broad-based economic, market or political conditions and should not be construed as research or investment advice.

Forward Looking Statement Disclosure

Certain information contained in this communication constitutes “forward looking statements” within the meaning of the federal securities laws. These forward-looking statements can be identified by the use of forward-looking terminology, such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “can,” “could,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates”, “confident,” “conviction,” “identified” or the negative versions of these words or other comparable words thereof. These may include financial projections and estimates and their underlying assumptions, statements about plans, objectives and expectations with respect to future operations, statements regarding future performance, statements regarding economic and market trends and statements regarding identified but not yet closed investments. Such forward-looking statements are inherently subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. BMACX believes these factors also include but are not limited to those described under the section entitled “Risk Factors” in its prospectus, and any such updated factors included in its periodic filings with the U.S. Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document (or BMACX’s prospectus and other filings). Except as otherwise required by federal securities laws, BMACX undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

Third-Party Information. Certain information contained in this material has been obtained from sources outside Blackstone, which in certain cases have not been updated through the date hereof. While such information is believed to be reliable for purposes used herein, no representations are made as to the accuracy or completeness thereof and none of Blackstone, its funds, nor any of their affiliates takes any responsibility for, and has not independently verified, any such information. This information involves a number of assumptions and limitations, and you are cautioned not to give undue weight to these estimates.

Trends. There can be no assurances that any of the trends described herein will continue or will not reverse. Past events and trends do not imply, predict or guarantee, and are not necessarily indicative of, future events or results.

Index Definitions

Bloomberg US Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg US Corporate High Yield Index measures the USD-denominated, high-yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.

Morningstar LSTA US Leveraged Loan Index is a market value-weighted index designed to measure the performance of the US leveraged loan market based upon market weightings, spreads and interest payments.

Index Comparison. The volatility and risk profile of the index presented in this document is likely to be materially different from those of BMACX, including those related to fees and expenses, liquidity, safety, and tax features. In addition, the index employs different investment guidelines and criteria than BMACX and may not employ leverage; as a result, the holdings in BMACX and the liquidity of such holdings may differ significantly from the securities that comprise the index. BMACX’s per share NAV is based on the valuation of its investments and is not subject to market pricing forces as is the price of the index presented. BMACX shares are likely to be significantly less liquid than the indices presented. The index is generally not subject to fees or expenses, are meant to illustrate general market performance, and it may not be possible to invest in the index. Further information about the index presented is available upon request.

Semi-Annual Report | June 30, 2026	5

Blackstone Private Multi-Asset
Credit and Income Fund	Fund Summary

June 30, 2026 (Unaudited)

Performance Summary

Performance quoted represents past performance, which is no guarantee of future results. Past performance is not indicative of future results. Because of market volatility and other factors, current performance may be higher or lower than the figures shown. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses.

Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when repurchased, may be worth more or less than their original cost. The returns shown do not reflect transaction or other fees, including upfront placement fees or brokerage commissions, charged by certain financial intermediaries that may apply or taxes that an investor would pay on fund distributions or on the sale of fund shares. The graph assumes the initial investment amount for Class I shares of the Fund shown below, assuming the reinvestment of distributions. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. To obtain the most recent month-end performance, visit www.bmacx.com.

Value of a $1,000,000 Investment

Average Annual Total Returns (as of June 30, 2026)*

	6 Months	1 Year	Since Inception
Class I	3.6%	9.2%	9.9%(1)
Class I Advisory	3.6%	9.2%	9.2%(2)
Class S	3.2%	8.4%	8.4%(2)
Bloomberg US Aggregate Bond Index	0.6%	2.7%	4.0%(3)
Bloomberg US Corporate High Yield Index	2.0%	5.1%	8.2%(3)
Morningstar LSTA US Leveraged Loan Index	1.3%	4.3%	5.8%(3)

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Return assumes distributions are reinvested pursuant to the Fund’s dividend reinvestment plan. Returns for periods greater than one year are annualized. An investment cannot be made directly in an index. Performance data quoted represents past performance and does not guarantee future results.
(1)	For the period May 1, 2025 (commencement of operations) to June 30, 2026.
(2)	For the period July 1, 2025 (commencement of operations) to June 30, 2026.
(3)	Inception to date returns for the Bloomberg US Aggregate Bond Index, Bloomberg US Corporate High Yield Index, and Morningstar LSTA US Leveraged Loan Index are based on Class I shares’ commencement of operations date of May 1, 2025.

6	www.bmacx.com

Blackstone Private Multi-Asset Credit and Income Fund	Consolidated Schedule of Investments

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	June 30, 2026 (Unaudited)

Investments(1)	Reference Rate & Spread(2)	Interest Rate(2)	Maturity Date	Acquisition Date	Par Amount/ Units/ Ownership(3)		Cost(4)	Fair Value
First Lien Debt - non-controlled/non-affiliated - 14.4%
Aerospace & Defense - 0.1%
Galileo Parent, Inc., Term Loan(5)	SOFR + 4.50%	8.12%	03/03/2033	05/01/2026	$200		$201	$201
Signia Aerospace LLC, Term Loan(6)	SOFR + 2.50%	6.23%	12/11/2031	05/01/2026	193		194	194
TransDigm, Inc., Term Loan(5)	SOFR + 2.50%	6.14%	02/13/2033	05/01/2026	200		201	200
							596	595
Air Freight & Logistics - 0.0%(7)
JetBlue Airways Corp., Term Loan(6)	SOFR + 4.75%	8.43%	08/27/2029	06/08/2026	88		76	79
Automobile Components - 0.0%(7)
Clarios Global LP, Term Loan(5)	SOFR + 2.50%	6.14%	01/28/2032	05/01/2026	200		202	200
Beverages - 0.0%(7)
Primo Brands Corp., Term Loan(6)	SOFR + 2.75%	6.48%	03/31/2031	05/01/2026	200		201	201
Capital Markets - 0.2%
Apex Group Treasury LLC, Term Loan(5)	SOFR + 3.50%	7.15%	02/27/2032	05/01/2026	199		189	190
Aretec Group, Inc., Term Loan(5)	SOFR + 3.00%	6.64%	08/09/2030	05/01/2026	199		200	199
Ascensus Group Holdings, Inc., Term Loan(6)	SOFR + 3.00%	6.64%	11/25/2032	05/01/2026	200		199	195
Citadel Securities Global Holdings LLC, Term Loan(5)	SOFR + 2.00%	5.66%	06/10/2033	06/05/2026	37		37	37
Focus Financial Partners LLC, Term Loan(5)	SOFR + 2.50%	6.14%	09/15/2031	05/01/2026	199		199	195
Hudson River Trading LLC, Term Loan(5)	SOFR + 2.50%	6.14%	03/18/2030	05/01/2026	199		201	199
Jane Street Group LLC, Term Loan(5)	SOFR + 2.00%	5.67%	12/15/2031	05/01/2026	199		199	198
Jump Financial LLC, Term Loan(5)	SOFR + 3.50%	7.23%	02/26/2032	06/18/2026	29		29	29
Osaic Holdings, Inc., Term Loan(5)	SOFR + 2.50%	6.23%	07/30/2032	05/01/2026	200		200	197
The Edelman Financial Engines Center LLC, Term Loan(5)	SOFR + 4.00%	7.64%	12/01/2031	05/01/2026	200		201	201
							1,654	1,640
Commercial Services & Supplies - 4.9%
Allied Universal Holdco LLC, Term Loan(5)	SOFR + 3.25%	6.89%	08/20/2032	05/01/2026	199		200	200
Ground Penetrating Radar Systems LLC, Delayed Draw Term Loan(8)(9)(10)(11)	SOFR + 4.50%	8.23%	01/02/2032	05/09/2025	140		132	140
Ground Penetrating Radar Systems LLC, Revolver(8)(9)(10)(11)	SOFR + 4.50%	8.23%	01/02/2032	05/09/2025	30		26	30
Ground Penetrating Radar Systems LLC, Term Loan(8)(10)(11)	SOFR + 4.50%	8.23%	01/02/2032	05/09/2025	5,734		5,695	5,734
Jupiter Purchaser LLC, Delayed Draw Term Loan(8)(9)(10)(11)	SOFR + 5.00%	8.73%	11/08/2031	06/05/2026	27		23	19
Jupiter Purchaser LLC, Term Loan(8)(10)(11)	SOFR + 5.00%	8.73%	11/08/2031	05/09/2025	6,204		6,145	6,204
Langan Midco LLC, Term Loan(8)(10)(12)	SOFR + 4.75%	8.39%	01/16/2029	10/31/2025	12,525		12,451	12,510
Pinnacle Buyer LLC, Term Loan(5)	SOFR + 2.50%	6.23%	10/01/2032	05/01/2026	168		169	168
Scutum SA, Delayed Draw Term Loan(5)(8)(9)(10)	E + 5.00%	7.29%	07/23/2032	12/03/2025	597	EUR	646	632
Scutum SA, Term Loan(5)(8)(10)	E + 5.00%	7.29%	07/23/2032	12/03/2025	8,536	EUR	9,787	9,588
Veregy Consolidated, Inc., Delayed Draw Term Loan(8)(10)(11)	SOFR + 4.25%	7.91%	04/16/2031	10/31/2025	$352		345	348
Veregy Consolidated, Inc., Term Loan(8)(10)(11)	SOFR + 4.25%	7.93%	04/16/2031	10/31/2025	3,973		3,954	3,973
							39,573	39,546
Construction & Engineering - 1.7%
Saber Power Services LLC, Term Loan(8)(10)(11)	SOFR + 5.00%	8.83%	10/21/2031	10/21/2025	13,777		13,758	13,777
Containers & Packaging - 0.1%
ProAmpac PG Borrower LLC, Term Loan(5)	SOFR + 4.00%	7.66%	03/07/2033	05/01/2026	200		196	197
SupplyOne, Inc., Term Loan(5)	SOFR + 3.50%	7.14%	04/21/2031	05/01/2026	199		200	200
Sword Purchaser LLC, Term Loan(5)	SOFR + 4.00%	7.64%	04/09/2033	05/06/2026	46		46	45
							442	442
Distributors - 0.0%(7)
S&S Holdings LLC, Term Loan(6)	SOFR + 5.00%	8.75%	03/11/2028	05/01/2026	199		194	198
Diversified Consumer Services - 0.1%
Gaia Purchaser, Inc., Term Loan(5)	SOFR + 4.00%	7.73%	06/24/2033	06/24/2026	50		50	50
Metropolis Technologies, Inc., Term Loan(5)	SOFR + 5.25%	8.92%	11/03/2032	05/01/2026	199		200	197
Spring Education Group, Inc., Term Loan(5)	SOFR + 3.25%	6.98%	10/04/2030	05/01/2026	199		199	199

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2026	7

Blackstone Private Multi-Asset	Consolidated
Credit and Income Fund	Schedule of Investments

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	June 30, 2026 (Unaudited)

Investments(1)	Reference Rate & Spread(2)	Interest Rate(2)	Maturity Date	Acquisition Date	Par Amount/ Units/ Ownership(3)	Cost(4)	Fair Value
First Lien Debt - non-controlled/non-affiliated - 14.4% (continued)
Diversified Consumer Services - 0.1% (continued)
Wand NewCo 3, Inc., Term Loan(5)	SOFR + 2.50%	6.14%	01/30/2031	05/01/2026	$199	$200	$200
						649	646
Diversified Telecommunication Services - 0.0%(7)
Coral-US Co-Borrower LLC, Term Loan(5)	SOFR + 3.25%	6.92%	01/31/2032	05/01/2026	200	200	194
Electrical Equipment - 0.0%(7)
Arcline FM Holdings LLC, Term Loan(11)	SOFR + 2.75%	6.60%	06/23/2030	05/01/2026	199	201	201
Watlow Electric Manufacturing Co., Term Loan(5)	SOFR + 2.75%	6.42%	06/17/2033	06/10/2026	34	34	34
						235	235
Electronic Equipment, Instruments & Components - 0.0%(7)
DG Investment Intermediate Holdings 2, Inc., Term Loan(5)	SOFR + 3.25%	6.89%	07/09/2032	05/01/2026	199	200	200
Energy Equipment & Services - 0.0%(7)
Ursa Minor US Bidco LLC, Term Loan(5)	SOFR + 2.00%	5.73%	03/26/2031	06/25/2026	40	40	40
Entertainment - 0.0%(7)
OAK-Eagle Acquireco, Inc., Term Loan(5)	SOFR + 3.50%	7.23%	03/24/2033	05/01/2026	200	201	201
Financial Services - 0.0%(7)
Chicago US Midco III LP, Term Loan(5)	SOFR + 2.50%	6.14%	11/01/2032	05/01/2026	174	174	174
Shift4 Payments LLC, Term Loan(5)	SOFR + 2.00%	5.73%	07/03/2032	06/29/2026	40	40	40
						214	214
Food Products - 0.0%(7)
Froneri US, Inc., Term Loan(5)	SOFR + 2.50%	6.13%	09/30/2032	05/01/2026	200	199	199
Health Care Equipment & Supplies - 0.0%(7)
Hanger, Inc., Delayed Draw Term Loan(5)(9)	SOFR + 3.50%	7.14%	10/23/2031	05/01/2026	16	16	16
Hanger, Inc., Term Loan(5)	SOFR + 3.50%	7.14%	10/23/2031	05/01/2026	177	178	178
WS Audiology USA II LLC, Term Loan(5)	SOFR + 3.25%	6.92%	02/28/2029	06/18/2026	25	25	25
						219	219
Health Care Providers & Services - 0.1%
Ensemble RCM LLC, Term Loan(5)	SOFR + 3.00%	6.66%	02/09/2033	05/01/2026	200	199	199
Raven Acquisition Holdings LLC, Term Loan(5)	SOFR + 3.00%	6.64%	11/19/2031	05/01/2026	186	186	184
						385	383
Health Care Technology - 0.1%
athenahealth Group, Inc., Term Loan(6)	SOFR + 3.25%	6.89%	02/16/2032	05/01/2026	200	200	198
Cotiviti, Inc., Term Loan(5)	SOFR + 2.75%	6.40%	05/01/2031	05/29/2026	210	198	192
						398	390
Hotels, Restaurants & Leisure - 0.1%
Emma Buyer LLC, Term Loan(5)	SOFR + 3.50%	7.17%	07/14/2033	06/16/2026	69	68	68
Scientific Games Holdings LP, Term Loan(6)	SOFR + 3.00%	6.67%	04/04/2029	05/01/2026	199	197	197
Voyager Parent LLC, Term Loan(5)	SOFR + 4.25%	7.98%	07/01/2032	05/01/2026	199	200	200
						465	465
Household Durables - 0.1%
Hunter Douglas, Inc., Term Loan(5)	SOFR + 3.00%	6.73%	01/17/2032	05/01/2026	199	199	200
Pye-Barker Fire & Safety LLC, Delayed Draw Term Loan(5)(9)	SOFR + 2.50%	6.23%	12/16/2032	05/01/2026	4	4	4
Pye-Barker Fire & Safety LLC, Term Loan(5)	SOFR + 2.50%	6.23%	12/16/2032	05/01/2026	174	175	174
						378	378
Independent Power and Renewable Electricity Producers - 0.0%(7)
Pathfinder Power LLC, Term Loan(5)	SOFR + 2.00%	5.68%	06/22/2033	06/22/2026	66	66	66
Insurance - 0.2%
Alera Group, Inc., Term Loan(6)	SOFR + 2.75%	6.39%	05/30/2032	05/01/2026	199	198	190
Alliant Holdings Intermediate LLC, Term Loan(5)	SOFR + 2.50%	6.14%	09/19/2031	05/01/2026	199	199	197
Broadstreet Partners Group LLC, Term Loan(5)	SOFR + 2.50%	6.14%	06/13/2031	05/01/2026	200	199	193
CRC Insurance Group LLC, Term Loan(5)	SOFR + 2.75%	6.48%	05/06/2031	05/01/2026	200	200	196
Hyperion Refinance SARL, Term Loan(6)	SOFR + 2.75%	6.39%	04/18/2030	05/01/2026	199	197	189
Hyperion Refinance SARL, Term Loan(6)	SOFR + 2.75%	6.39%	02/15/2031	05/01/2026	199	197	188
Trucordia Insurance Holdings LLC, Term Loan(5)	SOFR + 3.25%	6.98%	06/17/2032	05/01/2026	19	19	17
						1,209	1,170

See Notes to Consolidated Financial Statements.

8	www.bmacx.com

Blackstone Private Multi-Asset	Consolidated
Credit and Income Fund	Schedule of Investments

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	June 30, 2026 (Unaudited)

Investments(1)	Reference Rate & Spread(2)	Interest Rate(2)	Maturity Date	Acquisition Date	Par Amount/ Units/ Ownership(3)		Cost(4)	Fair Value
First Lien Debt - non-controlled/non-affiliated - 14.4% (continued)
Interactive Media & Services - 0.1%
MH Sub I LLC, Term Loan(6)	SOFR + 4.25%	7.89%	05/03/2028	05/01/2026	$199		$185	$194
Project Boost Purchaser LLC, Term Loan(5)	SOFR + 2.75%	6.48%	07/16/2031	05/01/2026	199		197	195
							382	389
IT Services - 0.0%(7)
Virtusa Corp., Term Loan(11)	SOFR + 3.25%	6.89%	02/15/2029	05/07/2026	114		109	100
Life Sciences Tools & Services - 0.0%(7)
PAREXEL International, Inc., Term Loan(6)	SOFR + 2.50%	6.14%	12/12/2031	05/01/2026	199		200	200
Machinery - 0.1%
AI Aqua Merger Sub, Inc., Term Loan(5)	SOFR + 2.50%	6.12%	07/21/2028	06/25/2026	150		150	150
Icebox Holdco III, Inc., Term Loan(6)	SOFR + 3.25%	6.98%	12/22/2031	05/01/2026	199		201	200
Madison IAQ LLC, Term Loan(5)	SOFR + 1.75%	5.47%	05/06/2032	05/01/2026	200		201	200
							552	550
Metals & Mining - 0.0%(7)
SCIH Salt Holdings, Inc., Term Loan(11)	SOFR + 2.75%	6.35%	01/31/2029	05/01/2026	199		200	200
Oil, Gas & Consumable Fuels - 0.0%(7)
Stonepeak Motion Finco LLC, Term Loan(5)	SOFR + 2.50%	6.23%	06/24/2033	06/24/2026	150		149	150
Passenger Airlines - 0.0%(7)
American Airlines, Inc. / AAdvantage Loyalty IP Ltd., Term Loan(5)	SOFR + 2.75%	6.43%	05/28/2032	05/01/2026	200		200	200
Pharmaceuticals - 0.0%(7)
Opal US LLC, Term Loan(5)	SOFR + 2.50%	6.23%	04/28/2032	05/21/2026	200		201	200
Professional Services - 2.0%
CoreLogic, Inc., Term Loan(6)	SOFR + 3.50%	7.26%	06/02/2028	05/01/2026	199		196	198
First Advantage Holdings LLC, Term Loan(5)	SOFR + 2.75%	6.48%	10/31/2031	05/01/2026	198		196	196
Genuine Financial Holdings LLC, Term Loan(5)	SOFR + 3.25%	6.89%	09/27/2030	05/01/2026	199		186	194
Mermaid Bidco, Inc., Term Loan(5)	SOFR + 3.25%	6.91%	07/03/2031	05/01/2026	200		197	194
Neptune Bidco US, Inc., Term Loan(6)	SOFR + 5.00%	8.77%	02/03/2033	05/27/2026	243		241	241
Ryan LLC, Term Loan(6)	SOFR + 3.50%	7.14%	11/05/2032	05/04/2026	200		198	198
Teneo Holdings LLC, Delayed Draw Term Loan(6)(8)(9)(10)	SOFR + 4.75%	8.39%	07/29/2032	01/09/2026	519		508	519
Teneo Holdings LLC, Term Loan(6)(8)(10)	SOFR + 4.75%	8.39%	07/29/2032	01/09/2026	14,206		14,067	14,206
Thevelia US LLC, Term Loan(6)	SOFR + 3.00%	6.73%	06/18/2029	05/01/2026	199		199	194
							15,988	16,140
Real Estate Management & Development - 1.0%
Odevo AB, Delayed Draw Term Loan(5)(8)(10)	E + 5.25%	7.40%	12/31/2030	05/09/2025	1,759	EUR	2,034	2,011
Odevo AB, Delayed Draw Term Loan(5)(8)(10)	SOFR + 5.25%	8.92%	12/31/2030	05/09/2025	$1,030		1,029	1,030
Odevo AB, Delayed Draw Term Loan(5)(8)(10)	S + 5.25%	8.98%	12/31/2030	05/09/2025	372	GBP	504	493
Odevo AB, Term Loan(5)(8)(10)	ST + 5.25%	7.35%	12/31/2030	05/09/2025	5,835	SEK	607	603
Odevo AB, Term Loan(5)(8)(10)	E + 5.25%	7.40%	12/31/2030	05/09/2025	30	EUR	34	34
Odevo AB, Term Loan(5)(8)(10)	SOFR + 5.25%	8.92%	12/31/2030	05/09/2025	$3,366		3,366	3,366
Odevo AB, Term Loan(5)(8)(10)	S + 5.25%	8.98%	12/31/2030	05/09/2025	26	GBP	35	35
							7,609	7,572
Software - 3.2%
Cloud Software Group LLC, Term Loan(5)	SOFR + 3.25%	6.98%	03/21/2031	06/30/2026	$5		5	4
Cloud Software Group LLC, Term Loan(5)	SOFR + 3.25%	6.98%	08/13/2032	05/01/2026	265		243	230
Denali Bidco Ltd., Term Loan(5)(8)(10)	E + 4.75%	7.04%	09/05/2031	09/05/2025	84	EUR	98	95
Denali Bidco Ltd., Term Loan(5)(8)(10)	S + 4.75%	8.48%	09/05/2031	09/05/2025	39	GBP	52	51
Dropbox, Inc., Delayed Draw Term Loan(8)(10)(11)(13)	SOFR + 4.50%	8.24%	09/09/2030	05/09/2025	$2,909		2,898	2,880
Dropbox, Inc., Term Loan(8)(10)(11)(13)	SOFR + 4.50%	8.24%	12/11/2029	05/09/2025	7,440		7,392	7,366
Finastra USA, Inc., Term Loan(5)	SOFR + 4.00%	7.75%	09/15/2032	05/27/2026	239		223	221
IRI Group Holdings, Inc., Term Loan(8)(10)(11)	SOFR + 4.25%	7.89%	12/03/2029	05/09/2025	3,657		3,657	3,657
Optus 1011. GmbH, Delayed Draw Term Loan(5)(8)(10)	E + 4.50%	6.79%	03/24/2032	05/09/2025	793	EUR	907	898
Optus 1011. GmbH, Term Loan(5)(8)(10)	E + 4.50%	6.79%	03/24/2032	05/09/2025	9,423	EUR	10,667	10,666
Rocket Software, Inc., Term Loan(6)	SOFR + 3.75%	7.39%	11/28/2028	05/28/2026	$72		70	68
							26,212	26,136
Specialty Retail - 0.2%
EG America LLC, Term Loan(5)	SOFR + 3.25%	6.92%	02/10/2031	05/01/2026	200		201	201

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2026	9

Blackstone Private Multi-Asset	Consolidated
Credit and Income Fund	Schedule of Investments

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	June 30, 2026 (Unaudited)

Investments(1)	Reference Rate & Spread(2)	Interest Rate(2)	Maturity Date	Acquisition Date	Par Amount/ Units/ Ownership(3)		Cost(4)	Fair Value
First Lien Debt - non-controlled/non-affiliated - 14.4% (continued)
Specialty Retail - 0.2% (continued)
Great Outdoors Group LLC, Term Loan(11)	SOFR + 3.25%	6.89%	01/23/2032	05/01/2026	$199		$202	$200
Harbor Freight Tools USA, Inc., Term Loan(5)	SOFR + 2.25%	5.89%	06/11/2031	05/01/2026	193		193	192
Mavis Tire Express Services Topco Corp., Term Loan(11)	SOFR + 3.00%	6.67%	05/04/2028	05/01/2026	199		200	200
Petco Health & Wellness Co., Inc., Term Loan(5)	SOFR + 4.25%	7.98%	02/03/2031	05/01/2026	200		199	197
PetSmart LLC, Term Loan(5)	SOFR + 4.00%	7.65%	08/18/2032	05/01/2026	200		201	200
Restoration Hardware, Inc., Term Loan(6)	SOFR + 2.50%	6.26%	10/20/2028	05/01/2026	199		197	194
Staples, Inc., Term Loan(6)	SOFR + 5.75%	9.41%	09/04/2029	05/01/2026	199		188	186
The Michaels Cos., Inc., Term Loan(5)	SOFR + 5.00%	8.67%	03/15/2033	05/01/2026	272		271	271
							1,852	1,841
Trading Companies & Distributors - 0.1%
BCPE Empire Holdings, Inc., Term Loan(6)	SOFR + 3.25%	6.89%	12/11/2030	05/01/2026	199		200	197
Core & Main LP, Term Loan(5)	SOFR + 1.75%	5.66%	07/01/2033	06/25/2026	50		50	50
FCG Acquisitions, Inc., Term Loan(5)	SOFR + 3.25%	6.89%	03/04/2033	05/01/2026	200		200	201
White Cap Supply Holdings LLC, Term Loan(5)	SOFR + 3.25%	6.89%	10/19/2029	05/01/2026	199		199	199
							649	647
Transportation Infrastructure - 0.0%(7)
Enstructure LLC, Term Loan(6)(8)(10)	SOFR + 4.50%	8.14%	08/15/2032	08/15/2025	196		195	195
TOTAL FIRST LIEN DEBT - NON-CONTROLLED/NON-AFFILIATED							$116,252	$116,198

Second Lien Debt - non-controlled/non-affiliated - 6.5%
Machinery - 2.1%
Vertical Topco II SA, Delayed Draw Term Loan(5)(8)(10)(14)	E + 6.25%	8.84% PIK	03/26/2032	05/29/2026	15,001	EUR	17,330	16,980

Software - 2.0%
Denali Holdco Ltd., Term Loan(8)(10)(14)		9.80% PIK	09/05/2032	09/05/2025	8,407	EUR	9,773	9,467
Denali Holdco Ltd., Term Loan(8)(10)(14)		11.20% PIK	09/05/2032	09/05/2025	4,895	GBP	6,554	6,399
							16,327	15,866
Trading Companies & Distributors - 2.4%
BCPE Empire Holdings, Inc., Term Loan(8)(10)(12)	SOFR + 5.25%	8.86%	12/31/2031	10/03/2025	$20,000		19,726	19,850
TOTAL SECOND LIEN DEBT - NON-CONTROLLED/NON-AFFILIATED							$53,383	$52,696

Subordinate & Other Debt - non-controlled/non-affiliated - 9.8%
Capital Markets - 3.6%
Lloyds Bank plc, Credit-Linked Note(5)(8)(10)	S + 5.25%	8.98%	02/18/2035	01/23/2026	21,829	GBP	29,356	28,975
Financial Services - 2.6%
Auxilior Capital Partners, Inc., Delayed Draw Term Loan(8)(10)		9.50%	07/01/2030	08/22/2025	$17,857		17,857	17,857
Clocktower Intermediate Lender LP, Revolver(8)(9)(10)	SOFR + 8.75%	12.56%	01/31/2033	01/29/2026	2,803		2,714	2,995
							20,571	20,852
Machinery - 1.1%
Bospolder BV, Term Loan(8)(10)(14)		7.50% PIK	06/08/2034	06/08/2026	1,558,400	JPY	9,493	9,349
Real Estate Management & Development - 2.5%
Nightingale 2026-1 Limited, Credit-Linked Note(5)(8)(10)	S + 7.00%	10.73%	10/30/2037	03/25/2026	15,000	GBP	20,057	19,924
TOTAL SUBORDINATE & OTHER DEBT - NON-CONTROLLED/NON-AFFILIATED							$79,477	$79,100

Corporate Bonds - non-controlled/non-affiliated - 11.4%
Aerospace & Defense - 0.1%
Bombardier, Inc.(10)		7.45%	05/01/2034	12/19/2025	$79		88	88
BWX Technologies, Inc.(10)(15)		4.13%	04/15/2029	12/19/2025	270		265	262
TransDigm, Inc.(10)(15)		6.63%	03/01/2032	03/17/2026	86		88	88
							441	438
Air Freight & Logistics - 0.1%
JetBlue Airways Corp. / JetBlue Loyalty LP(10)(15)		9.88%	09/20/2031	12/12/2025	844		839	766
Automobile Components - 0.1%
American Axle & Manufacturing, Inc.(10)(15)		7.75%	10/15/2033	05/13/2026	51		51	50

See Notes to Consolidated Financial Statements.

10	www.bmacx.com

Blackstone Private Multi-Asset	Consolidated
Credit and Income Fund	Schedule of Investments

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	June 30, 2026 (Unaudited)

Investments(1)	Reference Rate & Spread(2)	Interest Rate(2)	Maturity Date	Acquisition Date	Par Amount/ Units/ Ownership(3)	Cost(4)	Fair Value
Corporate Bonds - non-controlled/non-affiliated - 11.4% (continued)
Automobile Components - 0.1% (continued)
Cooper-Standard Automotive, Inc.(10)(15)		9.25%	03/01/2031	02/20/2026	$435	$429	$439
Cyprium Corp. / Cyprium Holdings Luxembourg SARL(10)		6.13%	04/15/2031	03/04/2026	40	40	40
Cyprium Corp. / Cyprium Holdings Luxembourg SARL(10)		6.38%	04/15/2034	03/04/2026	48	48	48
Dorman Products, Inc.(10)		6.25%	06/15/2034	06/02/2026	41	41	42
Garrett Motion Holdings, Inc. / Garrett LX I SARL(10)(15)		7.75%	05/31/2032	05/18/2026	92	96	97
The Goodyear Tire & Rubber Co.(15)		5.00%	07/15/2029	12/19/2025	300	294	287
The Goodyear Tire & Rubber Co.		5.25%	07/15/2031	04/14/2026	80	74	71
The Goodyear Tire & Rubber Co.		8.88%	07/15/2032	06/01/2026	33	33	33
						1,106	1,107
Automobiles - 0.1%
Nissan Motor Acceptance Co. LLC(10)(15)		7.05%	09/15/2028	12/12/2025	530	545	543
Nissan Motor Co. Ltd.(10)(15)		4.81%	09/17/2030	12/12/2025	120	113	112
ZF North America Capital, Inc.(10)(15)		7.50%	03/24/2031	12/19/2025	190	194	191
ZF North America Capital, Inc.(10)(15)		6.88%	04/23/2032	12/12/2025	100	96	99
						948	945
Biotechnology - 0.0%(7)
Emergent BioSolutions, Inc.(10)(15)		3.88%	08/15/2028	12/12/2025	320	288	297
Broadline Retail - 0.1%
Kohl’s Corp.(15)		5.55%	07/17/2045	12/12/2025	100	66	71
Macy’s Retail Holdings LLC(10)(15)		7.38%	08/01/2033	12/12/2025	140	148	147
Nordstrom, Inc.(15)		4.38%	04/01/2030	12/12/2025	80	75	77
Nordstrom, Inc.		4.25%	08/01/2031	12/19/2025	20	19	19
Rakuten Group, Inc.(10)(15)		9.75%	04/15/2029	12/12/2025	100	110	109
						418	423
Building Products - 0.0%(7)
Miter Brands Acquisition Holdco, Inc. / MIWD Borrower LLC(10)(15)		6.75%	04/01/2032	04/01/2026	100	96	99
Capital Markets - 0.3%
Aretec Group, Inc.(10)		10.00%	08/15/2030	12/19/2025	100	106	106
Focus Financial Partners LLC(10)		6.75%	09/15/2031	03/04/2026	100	100	101
FS KKR Capital Corp.(15)		7.88%	01/15/2029	04/02/2026	79	80	81
FS KKR Capital Corp.(15)		6.88%	08/15/2029	04/10/2026	589	588	590
FS KKR Capital Corp.(15)		6.13%	01/15/2030	05/05/2026	330	323	322
FS KKR Capital Corp.		7.50%	08/01/2031	06/01/2026	312	312	311
Jane Street Group LLC / JSG Finance, Inc.(10)		7.13%	04/30/2031	03/05/2026	40	42	41
Jane Street Group LLC / JSG Finance, Inc.(10)(15)		6.13%	11/01/2032	12/12/2025	170	173	170
Jane Street Group LLC / JSG Finance, Inc.(10)(15)		6.75%	05/01/2033	03/05/2026	100	103	103
Jefferies Finance LLC / JFIN Co-Issuer Corp.(10)(15)		6.63%	10/15/2031	02/04/2026	149	147	147
Osaic Holdings, Inc.(10)(15)		6.75%	08/01/2032	02/11/2026	165	168	165
Stonex Escrow Issuer LLC(10)(15)		6.88%	07/15/2032	02/05/2026	144	149	148
						2,291	2,285
Chemicals - 0.2%
Celanese US Holdings LLC(15)		6.50%	04/15/2030	12/12/2025	150	151	153
INEOS Quattro Finance 2 plc(10)(15)		9.63%	03/15/2029	04/27/2026	96	92	90
Nufarm Australia Ltd. / Nufarm Americas, Inc.(10)		5.00%	01/27/2030	12/12/2025	67	62	64
The Chemours Co.(10)(15)		8.00%	01/15/2033	01/12/2026	500	510	507
The Chemours Co.(10)(15)		7.88%	03/15/2034	02/26/2026	769	763	773
WR Grace Holdings LLC(10)		7.38%	03/01/2031	06/17/2026	210	211	211
						1,789	1,798
Commercial Services & Supplies - 0.3%
ACCO Brands Corp.(10)(15)		4.25%	03/15/2029	12/12/2025	420	391	392
Cimpress plc(10)(15)		7.38%	09/15/2032	12/19/2025	380	385	384
Deluxe Corp.(10)(15)		8.00%	06/01/2029	12/12/2025	573	579	578
Garda World Security Corp.(10)(15)		6.50%	01/15/2031	12/12/2025	100	102	101
HNI Corp.(10)		5.13%	01/18/2029	01/12/2026	175	174	173

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2026	11

Blackstone Private Multi-Asset	Consolidated
Credit and Income Fund	Schedule of Investments

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	June 30, 2026 (Unaudited)

Investments(1)	Reference Rate & Spread(2)	Interest Rate(2)	Maturity Date	Acquisition Date	Par Amount/ Units/ Ownership(3)	Cost(4)	Fair Value
Corporate Bonds - non-controlled/non-affiliated - 11.4% (continued)
Commercial Services & Supplies - 0.3% (continued)
Pitney Bowes, Inc.(10)(15)		7.25%	03/15/2029	02/25/2026	$291	$291	$295
R.R. Donnelley & Sons Co.(10)		9.50%	08/01/2029	12/12/2025	190	197	197
						2,119	2,120
Communications Equipment - 0.0%(7)
ATP Tower Holdings LLC / Andean Telecom Partners Chile SpA / Andean Tower Partners Colombia SAS(10)		7.88%	02/03/2030	12/12/2025	90	93	93
Ciena Corp.(10)		4.00%	01/31/2030	12/12/2025	79	75	76
Viavi Solutions, Inc.(10)		3.75%	10/01/2029	12/12/2025	130	125	124
						293	293
Construction & Engineering - 0.0%(7)
Brundage-Bone Concrete Pumping Holdings, Inc.(10)(15)		7.50%	02/01/2032	05/01/2026	110	112	114
Granite Construction, Inc.(10)		6.38%	06/15/2034	05/18/2026	83	83	85
Tutor Perini Corp.(10)		6.63%	07/15/2033	06/23/2026	102	102	103
						297	302
Construction Materials - 0.0%(7)
Smyrna Ready Mix Concrete LLC(10)(15)		8.88%	11/15/2031	12/12/2025	180	186	190
Star Holding LLC(10)		8.75%	08/01/2031	12/12/2025	90	90	90
						276	280
Consumer Finance - 0.9%
Ally Financial, Inc.(15)		6.70%	02/14/2033	12/12/2025	330	345	340
Atlanticus Holdings Corp.(10)(15)		9.75%	09/01/2030	03/05/2026	288	286	292
Azorra Finance Ltd.(10)		6.25%	02/15/2034	03/17/2026	130	125	126
Bread Financial Holdings, Inc.(10)(15)		6.75%	05/15/2031	12/12/2025	490	502	502
Credit Acceptance Corp.(10)(15)		6.63%	03/15/2030	12/12/2025	485	485	487
Enova International, Inc.(10)(15)		9.13%	08/01/2029	12/12/2025	560	586	586
FirstCash, Inc.(10)		4.63%	09/01/2028	03/03/2026	90	89	88
FirstCash, Inc.(10)(15)		6.88%	03/01/2032	03/04/2026	1,180	1,210	1,214
Navient Corp.(15)		9.38%	07/25/2030	05/01/2026	140	145	142
Navient Corp.(15)		11.50%	03/15/2031	04/01/2026	650	675	687
Navient Corp.(15)		7.88%	06/15/2032	12/12/2025	320	333	300
OneMain Finance Corp.		6.75%	03/15/2032	12/12/2025	107	108	107
OneMain Finance Corp.(15)		7.13%	09/15/2032	12/19/2025	320	332	326
OneMain Finance Corp.(15)		6.75%	09/15/2033	12/12/2025	240	242	238
PRA Group, Inc.(10)(15)		5.00%	10/01/2029	12/19/2025	197	187	186
PRA Group, Inc.(10)(15)		8.88%	01/31/2030	03/04/2026	240	245	248
PROG Holdings, Inc.(10)(15)		6.00%	11/15/2029	12/12/2025	440	434	429
Synchrony Financial(15)		7.25%	02/02/2033	12/12/2025	550	577	574
						6,906	6,872
Containers & Packaging - 0.1%
Cascades, Inc. / Cascades USA, Inc.(10)(15)		5.38%	01/15/2028	05/01/2026	280	277	280
Cascades, Inc. / Cascades USA, Inc.(10)(15)		6.75%	07/15/2030	12/12/2025	330	342	337
Clydesdale Acquisition Holdings, Inc.(10)(15)		6.63%	04/15/2029	03/26/2026	150	147	150
Clydesdale Acquisition Holdings, Inc.(10)		6.88%	01/15/2030	04/01/2026	40	40	40
Clydesdale Acquisition Holdings, Inc.(10)		6.75%	04/15/2032	04/06/2026	65	62	63
						868	870
Diversified Consumer Services - 0.0%(7)
Carriage Services, Inc.(10)		4.25%	05/15/2029	12/12/2025	90	87	86
Gaia Purchaser, Inc.(10)		7.63%	07/15/2033	06/24/2026	125	125	127
						212	213
Diversified Telecommunication Services - 0.2%
Iliad Holding SAS(10)		7.00%	04/15/2032	12/12/2025	20	20	20
Viasat, Inc.(10)		6.50%	07/15/2028	03/02/2026	7	7	7
Viasat, Inc.(10)(15)		7.50%	05/30/2031	12/12/2025	815	812	824
Virgin Media Secured Finance plc(10)(15)		4.50%	08/15/2030	02/09/2026	211	195	179
VMED O2 UK Financing I plc(10)(15)		7.75%	04/15/2032	02/19/2026	210	212	190

See Notes to Consolidated Financial Statements.

12	www.bmacx.com

Blackstone Private Multi-Asset	Consolidated
Credit and Income Fund	Schedule of Investments

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	June 30, 2026 (Unaudited)

Investments(1)	Reference Rate & Spread(2)	Interest Rate(2)	Maturity Date	Acquisition Date	Par Amount/ Units/ Ownership(3)	Cost(4)	Fair Value
Corporate Bonds - non-controlled/non-affiliated - 11.4% (continued)
Diversified Telecommunication Services - 0.2% (continued)
VMED O2 UK Financing I plc(10)		6.75%	01/15/2033	02/25/2026	$95	$88	$81
VZ Secured Financing BV(10)		7.50%	01/15/2033	03/05/2026	150	146	144
Ziggo BV(10)(15)		4.88%	01/15/2030	12/12/2025	110	105	103
						1,585	1,548
Electrical Equipment - 0.0%(7)
Albion Financing 1 SARL / Aggreko Holdings, Inc.(10)		7.00%	05/21/2030	12/12/2025	60	63	62
Electronic Equipment, Instruments & Components - 0.0%(7)
TTM Technologies, Inc.(10)		4.00%	03/01/2029	12/12/2025	106	103	102
Energy Equipment & Services - 0.4%
Kodiak Gas Services LLC(10)(15)		5.88%	04/01/2031	03/11/2026	848	853	851
Nabors Industries, Inc.(10)(15)		8.88%	08/15/2031	12/12/2025	455	450	467
Nabors Industries, Inc.(10)(15)		7.63%	11/15/2032	03/05/2026	440	454	451
SESI LLC(10)		7.88%	09/30/2030	04/10/2026	90	93	92
TGS ASA(10)		8.50%	01/15/2030	04/29/2026	25	26	26
Tidewater, Inc.(10)(15)		9.13%	07/15/2030	12/12/2025	465	496	498
Transocean International Ltd.(10)(15)		8.25%	05/15/2029	12/12/2025	330	329	341
Transocean International Ltd.(15)		7.50%	04/15/2031	03/05/2026	425	440	429
Transocean International Ltd.(10)		8.50%	05/15/2031	12/12/2025	85	86	88
Viridien(10)(15)		10.00%	10/15/2030	12/12/2025	195	210	207
						3,437	3,450
Entertainment - 0.2%
Discovery Global Holdings, Inc.(15)		4.28%	03/15/2032	06/01/2026	641	579	575
OAK-Eagle Acquireco, Inc.(10)		7.25%	07/01/2033	03/24/2026	145	147	152
Paramount Global		5.50%	05/15/2033	04/13/2026	67	61	60
Paramount Global(15)		6.88%	04/30/2036	04/06/2026	484	457	454
						1,244	1,241
Financial Services - 0.3%
Burford Capital Global Finance LLC(10)(15)		6.25%	04/15/2028	05/01/2026	120	117	119
CrossCountry Intermediate HoldCo LLC(10)(15)		6.50%	10/01/2030	03/05/2026	100	100	99
CrossCountry Intermediate HoldCo LLC(10)		6.75%	12/01/2032	03/05/2026	50	49	48
Encore Capital Group, Inc.(10)(15)		6.63%	04/15/2031	12/12/2025	708	715	717
Encore Capital Group, Inc.(10)(15)		6.63%	06/01/2032	05/11/2026	406	406	407
Freedom Mortgage Holdings LLC(10)		8.38%	04/01/2032	12/12/2025	30	31	30
Freedom Mortgage Holdings LLC(10)(15)		7.88%	04/01/2033	02/04/2026	250	249	244
Jefferson Capital Holdings LLC(10)(15)		8.25%	05/15/2030	12/12/2025	110	115	116
Oxford Finance LLC / Oxford Finance Co-Issuer II, Inc.(10)		7.75%	05/15/2031	06/03/2026	105	104	104
PennyMac Financial Services, Inc.(10)(15)		7.88%	12/15/2029	03/24/2026	280	287	291
PennyMac Financial Services, Inc.(10)(15)		7.13%	11/15/2030	05/01/2026	120	122	122
PennyMac Financial Services, Inc.(10)		6.88%	05/15/2032	04/10/2026	84	84	82
Rfna LP(10)		7.88%	02/15/2030	12/19/2025	20	20	20
TrueNoord Capital DAC(10)		8.75%	03/01/2030	12/12/2025	90	94	93
United Wholesale Mortgage LLC(10)(15)		5.50%	04/15/2029	12/12/2025	140	137	130
Velocity Commercial Capital LLC(10)		9.38%	02/15/2031	01/28/2026	50	51	52
						2,681	2,674
Food Products - 0.2%
B&G Foods, Inc.(10)(15)		8.00%	09/15/2028	12/12/2025	755	743	757
B&G Foods, Inc.(10)		11.00%	06/15/2031	06/03/2026	291	284	269
Fiesta Purchaser, Inc.(10)		7.88%	03/01/2031	06/15/2026	30	30	30
Industrial F&B Investments III, Inc.(10)(15)		7.75%	02/11/2033	04/17/2026	110	113	112
Post Holdings, Inc.(10)(15)		4.50%	09/15/2031	12/12/2025	100	95	94
Post Holdings, Inc.(10)		6.50%	03/15/2036	03/17/2026	70	70	69
						1,335	1,331
Gas Utilities - 0.2%
AmeriGas Partners LP / AmeriGas Finance Corp.(10)(15)		9.50%	06/01/2030	12/12/2025	120	127	129

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2026	13

Blackstone Private Multi-Asset	Consolidated
Credit and Income Fund	Schedule of Investments

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	June 30, 2026 (Unaudited)

Investments(1)	Reference Rate & Spread(2)	Interest Rate(2)	Maturity Date	Acquisition Date	Par Amount/ Units/ Ownership(3)	Cost(4)	Fair Value
Corporate Bonds - non-controlled/non-affiliated - 11.4% (continued)
Gas Utilities - 0.2% (continued)
AmeriGas Partners LP / AmeriGas Finance Corp.(10)		6.88%	06/01/2031	06/03/2026	$25	$26	$25
Suburban Propane Partners LP / Suburban Energy Finance Corp.(10)(15)		5.00%	06/01/2031	12/12/2025	390	375	370
Suburban Propane Partners LP / Suburban Energy Finance Corp.(10)(15)		6.50%	12/15/2035	03/05/2026	240	239	232
Superior Plus LP / Superior General Partner, Inc.(10)(15)		4.50%	03/15/2029	12/12/2025	440	428	427
						1,195	1,183
Ground Transportation - 0.1%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.(10)		8.25%	01/15/2030	12/12/2025	7	7	7
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.(10)(15)		8.00%	02/15/2031	04/01/2026	105	105	106
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.(10)(15)		8.38%	06/15/2032	03/27/2026	294	295	296
RXO, Inc.(10)(15)		6.38%	05/15/2031	02/11/2026	287	284	292
						691	701
Health Care Providers & Services - 0.4%
Acadia Healthcare Co., Inc.(10)		7.38%	03/15/2033	05/04/2026	44	46	45
AdaptHealth LLC(10)(15)		4.63%	08/01/2029	03/05/2026	250	241	242
AdaptHealth LLC(10)(15)		5.13%	03/01/2030	12/12/2025	764	747	742
Centene Corp.(15)		4.63%	12/15/2029	05/15/2026	320	311	311
Centene Corp.(15)		3.38%	02/15/2030	06/09/2026	546	508	509
Centene Corp.(15)		3.00%	10/15/2030	05/13/2026	240	216	217
CHS / Community Health Systems, Inc.(10)(15)		6.13%	04/01/2030	12/12/2025	540	466	485
Davita, Inc.(10)(15)		4.63%	06/01/2030	03/05/2026	550	538	533
Encompass Health Corp.		4.50%	02/01/2028	12/12/2025	46	46	46
LifePoint Health, Inc.(10)(15)		8.38%	02/15/2032	05/01/2026	210	221	219
LifePoint Health, Inc.(10)		7.00%	05/01/2034	06/15/2026	75	73	72
Prime Healthcare Services, Inc.(10)(15)		9.38%	09/01/2029	12/12/2025	150	156	157
Select Medical Corp.(10)		6.25%	12/01/2032	12/12/2025	20	20	19
						3,589	3,597
Health Care REITs - 0.3%
Diversified Healthcare Trust(15)		4.75%	02/15/2028	12/12/2025	470	457	461
Diversified Healthcare Trust(15)		4.38%	03/01/2031	12/19/2025	550	501	504
MPT Operating Partnership LP / MPT Finance Corp.(15)		4.63%	08/01/2029	12/12/2025	1,290	1,103	1,038
MPT Operating Partnership LP / MPT Finance Corp.		3.50%	03/15/2031	02/17/2026	6	5	4
						2,066	2,007
Hotel & Resort REITs - 0.0%(7)
RLJ Lodging Trust LP(10)		4.00%	09/15/2029	06/29/2026	117	112	112
XHR LP(10)		6.63%	05/15/2030	04/27/2026	50	51	51
						163	163
Hotels, Restaurants & Leisure - 0.3%
1011778 BC ULC / New Red Finance, Inc.(10)(15)		4.38%	01/15/2028	03/23/2026	433	428	428
Great Canadian Gaming Corp. / Raptor LLC(10)		8.75%	11/15/2029	12/12/2025	100	100	100
Hilton Domestic Operating Co., Inc.(10)(15)		3.75%	05/01/2029	12/12/2025	181	177	175
Hilton Grand Vacations Borrower LLC / Hilton Grand Vacations Borrower, Inc.(10)(15)		5.00%	06/01/2029	12/12/2025	650	632	635
Pioneer Opco LLC(10)		7.00%	05/15/2033	05/07/2026	21	21	22
Six Flags Entertainment Corp. / Canada’s Wonderland Co. / Millennium Operations LLC(10)(15)		8.63%	01/15/2032	04/10/2026	335	345	345
Station Casinos LLC(10)		6.63%	03/15/2032	12/19/2025	40	41	41
Travel + Leisure Co.(10)		4.63%	03/01/2030	06/29/2026	124	120	120

See Notes to Consolidated Financial Statements.

14	www.bmacx.com

Blackstone Private Multi-Asset	Consolidated
Credit and Income Fund	Schedule of Investments

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	June 30, 2026 (Unaudited)

Investments(1)	Reference Rate & Spread(2)	Interest Rate(2)	Maturity Date	Acquisition Date	Par Amount/ Units/ Ownership(3)	Cost(4)	Fair Value
Corporate Bonds - non-controlled/non-affiliated - 11.4% (continued)
Hotels, Restaurants & Leisure - 0.3% (continued)
Voyager Parent LLC(10)(15)		9.25%	07/01/2032	12/12/2025	$160	$170	$169
						2,034	2,035
Household Durables - 0.2%
Beazer Homes USA, Inc.(10)(15)		7.50%	03/15/2031	12/12/2025	270	276	269
Brookfield Residential Properties, Inc. / Brookfield Residential US LLC(10)(15)		4.88%	02/15/2030	12/12/2025	155	146	144
Century Communities, Inc.(10)(15)		3.88%	08/15/2029	02/20/2026	274	263	263
LGI Homes, Inc.(10)(15)		8.75%	12/15/2028	04/10/2026	520	534	538
LGI Homes, Inc.(10)(15)		7.00%	11/15/2032	01/12/2026	253	248	252
Mattamy Group Corp.(10)		6.00%	12/15/2033	02/19/2026	130	127	125
Risewell Homes, Inc.(10)		8.50%	11/01/2030	12/12/2025	115	119	118
Weekley Homes LLC / Weekley Finance Corp.(10)		6.75%	01/15/2034	01/27/2026	118	117	118
						1,830	1,827
Household Products - 0.0%(7)
Central Garden & Pet Co.		4.13%	10/15/2030	03/17/2026	30	29	29
Independent Power and Renewable Electricity Producers - 0.0%(7)
California Buyer Ltd. / Atlantica Sustainable Infrastructure plc(10)		6.38%	02/15/2032	12/12/2025	20	20	20
Industrial Conglomerates - 0.1%
Icahn Enterprises LP / Icahn Enterprises Finance Corp.(15)		9.75%	01/15/2029	12/12/2025	450	451	442
Icahn Enterprises LP / Icahn Enterprises Finance Corp.(15)		4.38%	02/01/2029	12/12/2025	380	335	325
Icahn Enterprises LP / Icahn Enterprises Finance Corp.		9.00%	06/15/2030	01/16/2026	160	155	149
						941	916
Insurance - 0.1%
Acrisure LLC / Acrisure Finance, Inc.(10)(15)		7.50%	11/06/2030	02/25/2026	157	160	149
Acrisure LLC / Acrisure Finance, Inc.(10)(15)		6.75%	07/01/2032	04/15/2026	140	138	126
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer(10)(15)		7.00%	01/15/2031	03/05/2026	370	375	376
APH Somerset Investor 2 LLC / APH2 Somerset Investor 2 LLC / APH3 Somerset Investor 2 LLC(10)		7.88%	11/01/2029	12/12/2025	110	108	111
Howden UK Refinance plc / Howden UK Refinance 2 plc / Howden US Refinance LLC(10)		7.25%	02/15/2031	05/01/2026	185	185	179
Jones Deslauriers Insurance Management, Inc.(10)(15)		8.50%	03/15/2030	12/12/2025	125	129	128
The Nassau Cos. of New York(10)(15)		7.88%	07/15/2030	12/12/2025	100	94	96
						1,189	1,165
Interactive Media & Services - 0.1%
ANGI Group LLC(10)(15)		3.88%	08/15/2028	12/12/2025	52	49	44
Cars.com, Inc.(10)(15)		6.38%	11/01/2028	04/08/2026	175	173	174
Dotdash Meredith, Inc.(10)		7.63%	06/15/2032	12/12/2025	95	89	90
Match Group Holdings II LLC(10)(15)		4.13%	08/01/2030	05/01/2026	130	123	122
						434	430
IT Services - 0.2%
APLD ComputeCo 3 LLC(10)		7.00%	06/15/2031	06/09/2026	145	145	145
APLD ComputeCo LLC(10)		9.25%	12/15/2030	12/12/2025	70	72	76
Asurion LLC and Asurion Co-Issuer, Inc.(10)(15)		8.00%	12/31/2032	12/19/2025	400	421	403
Core Scientific Finance I LLC(10)(15)		7.75%	05/15/2031	05/12/2026	240	242	244
Flash Compute LLC(10)		7.25%	12/31/2030	05/01/2026	40	41	41
SE Cosmos LLC(10)(15)		8.88%	05/01/2031	06/08/2026	120	124	123
Stingray Compute LLC(10)		6.00%	06/15/2031	06/08/2026	79	79	79
Twilio, Inc.(15)		3.63%	03/15/2029	12/18/2025	585	567	564
Unisys Corp.(10)		10.63%	01/15/2031	06/02/2026	180	179	170
						1,870	1,845

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2026	15

Blackstone Private Multi-Asset	Consolidated
Credit and Income Fund	Schedule of Investments

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	June 30, 2026 (Unaudited)

Investments(1)	Reference Rate & Spread(2)	Interest Rate(2)	Maturity Date	Acquisition Date	Par Amount/ Units/ Ownership(3)	Cost(4)	Fair Value
Corporate Bonds - non-controlled/non-affiliated - 11.4% (continued)
Life Sciences Tools & Services - 0.1%
Charles River Laboratories International, Inc.(10)(15)		3.75%	03/15/2029	12/12/2025	$800	$773	$769
Machinery - 0.1%
ESAB Corp.(10)		6.25%	04/15/2029	12/12/2025	80	82	81
JB Poindexter & Co., Inc.(10)		8.75%	12/15/2031	12/12/2025	120	125	124
Park-Ohio Industries, Inc.(10)(15)		8.50%	08/01/2030	12/12/2025	250	257	261
Wabash National Corp.(10)(15)		4.50%	10/15/2028	12/12/2025	285	264	265
						728	731
Marine Transportation - 0.1%
Danaos Corp.(10)(15)		6.88%	10/15/2032	12/12/2025	360	371	372
DCLI Bidco LLC(10)		7.75%	11/15/2029	12/12/2025	80	82	83
Stena International SA(10)(15)		7.25%	01/15/2031	12/12/2025	130	132	133
						585	588
Media - 0.4%
Advantage Sales & Marketing, Inc.(10)(15)		9.00%	11/15/2030	06/01/2026	224	187	200
AMC Global Media, Inc.(10)(15)		10.50%	07/15/2032	12/12/2025	784	807	806
Directv Financing LLC / Directv Financing Co-Obligor, Inc.(10)(15)		10.00%	02/15/2031	12/12/2025	380	389	395
Gray Media, Inc.(10)(15)		4.75%	10/15/2030	12/12/2025	350	281	252
Gray Media, Inc.(10)(15)		5.38%	11/15/2031	12/12/2025	220	173	148
iHeartCommunications, Inc.(10)(15)		10.88%	05/01/2030	12/12/2025	67	55	58
McGraw-Hill Education, Inc.(10)		7.38%	09/01/2031	03/05/2026	20	21	20
Sirius XM Radio LLC(10)(15)		4.13%	07/01/2030	06/01/2026	378	354	356
Stagwell Global LLC(10)(15)		5.63%	08/15/2029	12/12/2025	800	769	772
Univision Communications, Inc.(10)		8.50%	07/31/2031	03/05/2026	40	41	40
Univision Communications, Inc.(10)(15)		9.38%	08/01/2032	12/12/2025	280	296	285
Univision Communications, Inc.(10)		8.88%	04/15/2033	04/08/2026	60	61	59
						3,434	3,391
Metals & Mining - 0.3%
Cleveland-Cliffs, Inc.(10)(15)		6.75%	04/15/2030	06/03/2026	739	745	740
Cleveland-Cliffs, Inc.(10)		7.00%	03/15/2032	12/19/2025	50	51	50
Compass Minerals International, Inc.(10)(15)		8.00%	07/01/2030	12/19/2025	180	188	190
Genesis Energy LP / Genesis Energy Finance Corp.(15)		6.75%	03/15/2034	02/18/2026	123	123	122
Mineral Resources Ltd.(10)(15)		7.00%	04/01/2031	12/12/2025	580	605	601
PLS Group Ltd.(10)(15)		6.88%	05/01/2031	04/15/2026	429	440	440
SunCoke Energy, Inc.(10)(15)		4.88%	06/30/2029	12/12/2025	360	335	341
WS Escrow LLC(10)		7.75%	06/01/2033	05/28/2026	87	87	89
						2,574	2,573
Mortgage Real Estate Investment Trusts (REITs) - 0.2%
Arbor Realty SR, Inc.(10)		8.50%	12/15/2028	01/29/2026	203	203	200
Rithm Capital Corp.(10)(15)		8.00%	04/01/2029	12/12/2025	518	514	521
Rithm Capital Corp.(10)(15)		8.00%	07/15/2030	12/12/2025	410	418	409
Starwood Property Trust, Inc.(10)(15)		7.25%	04/01/2029	12/12/2025	477	497	493
Starwood Property Trust, Inc.(10)(15)		6.50%	10/15/2030	12/19/2025	160	166	164
UWM Holdings LLC(10)(15)		6.63%	02/01/2030	12/12/2025	70	71	65
UWM Holdings LLC(10)(15)		6.25%	03/15/2031	02/26/2026	100	96	89
						1,965	1,941
Office REITs - 0.0%(7)
Hudson Pacific Properties LP(15)		4.65%	04/01/2029	04/29/2026	326	301	310
Oil, Gas & Consumable Fuels - 1.3%
Antero Midstream Partners LP / Antero Midstream Finance Corp.(10)(15)		6.63%	02/01/2032	12/19/2025	230	238	235
Antero Midstream Partners LP / Antero Midstream Finance Corp.(10)(15)		5.75%	10/15/2033	12/12/2025	225	228	223
Buckeye Partners LP(10)(15)		4.50%	03/01/2028	12/12/2025	110	110	109
Buckeye Partners LP(10)		6.75%	02/01/2030	03/13/2026	70	72	72
California Resources Corp.(10)(15)		7.00%	01/15/2034	12/12/2025	384	391	380

See Notes to Consolidated Financial Statements.

16	www.bmacx.com

Blackstone Private Multi-Asset	Consolidated
Credit and Income Fund	Schedule of Investments

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	June 30, 2026 (Unaudited)

Investments(1)	Reference Rate & Spread(2)	Interest Rate(2)	Maturity Date	Acquisition Date	Par Amount/ Units/ Ownership(3)	Cost(4)	Fair Value
Corporate Bonds - non-controlled/non-affiliated - 11.4% (continued)
Oil, Gas & Consumable Fuels - 1.3% (continued)
Calumet Specialty Products Partners LP / Calumet Finance Corp.(10)		9.75%	02/15/2031	04/28/2026	$40	$42	$42
CNX Resources Corp.(10)		5.88%	03/01/2034	02/17/2026	22	22	21
Comstock Resources, Inc.(10)(15)		6.75%	03/01/2029	12/12/2025	400	400	394
Crescent Energy Finance LLC(10)(15)		8.38%	01/15/2034	03/03/2026	839	870	865
CVR Energy, Inc.(10)		5.75%	02/15/2028	12/12/2025	41	41	41
CVR Energy, Inc.(10)(15)		7.88%	02/15/2034	01/29/2026	255	256	253
Delek Logistics Partners LP / Delek Logistics Finance Corp.(10)(15)		7.38%	06/30/2033	12/19/2025	580	590	591
Delek Logistics Partners LP / Delek Logistics Finance Corp.(10)(15)		6.88%	06/01/2034	05/04/2026	275	275	274
EnQuest plc(10)(15)		9.88%	04/30/2031	04/24/2026	398	409	407
Excelerate Energy LP(10)(15)		8.00%	05/15/2030	12/12/2025	110	116	116
Gulfport Energy Operating Corp.(10)(15)		6.75%	09/01/2029	12/12/2025	210	216	215
Harvest Midstream I LP(10)		7.50%	05/15/2032	02/19/2026	60	62	62
Hess Midstream Operations LP(10)(15)		5.88%	03/01/2028	12/12/2025	400	407	403
Hess Midstream Operations LP(10)		6.50%	06/01/2029	03/25/2026	75	77	77
Hilcorp Energy I LP / Hilcorp Finance Co.(10)		6.00%	02/01/2031	12/12/2025	80	77	78
Hilcorp Energy I LP / Hilcorp Finance Co.(10)(15)		6.88%	05/15/2034	04/10/2026	180	179	175
Hilcorp Energy I LP / Hilcorp Finance Co.(10)		7.25%	02/15/2035	12/12/2025	20	19	20
Ithaca Energy North Sea plc(10)(15)		8.13%	10/15/2029	04/01/2026	210	216	218
Kraken Oil & Gas Partners LLC(10)		7.63%	08/15/2029	12/12/2025	20	20	20
Kraken Oil & Gas Partners LLC(10)		7.13%	05/15/2031	05/06/2026	111	111	109
Murphy Oil Corp.(15)		6.50%	02/15/2034	01/16/2026	323	323	320
NGL Energy Operating LLC / NGL Energy Finance Corp.(10)(15)		8.38%	02/15/2032	12/12/2025	902	939	939
Par Petroleum LLC(10)(15)		7.38%	06/01/2034	05/11/2026	283	283	287
PBF Holding Co. LLC / PBF Finance Corp.(10)(15)		9.88%	03/15/2030	12/12/2025	149	157	159
PBF Holding Co. LLC / PBF Finance Corp.(10)(15)		7.88%	09/15/2030	01/06/2026	516	525	526
PBF Holding Co. LLC / PBF Finance Corp.(10)(15)		7.25%	06/01/2034	05/26/2026	249	249	247
Saturn Oil & Gas, Inc.(10)(15)		9.63%	06/15/2029	03/03/2026	212	220	221
SM Energy Co.(10)(15)		6.75%	08/01/2029	02/11/2026	280	286	285
Stonepeak Motion Holdco Ltd. / Stonepeak Motion Finco LLC(10)		6.13%	07/15/2033	06/24/2026	149	149	149
Sunoco LP(10)(15)		4.63%	05/01/2030	04/30/2026	740	720	715
Sunoco LP(10)(15)		6.63%	08/15/2032	05/01/2026	220	225	224
Talos Production, Inc.(10)(15)		9.38%	02/01/2031	12/12/2025	390	403	410
Venture Global LNG, Inc.(10)(15)		8.38%	06/01/2031	12/12/2025	130	128	135
Venture Global LNG, Inc.(10)(15)		9.88%	02/01/2032	12/12/2025	330	349	353
Venture Global LNG, Inc.(10)		6.38%	12/15/2034	06/01/2026	175	175	172
Venture Global Plaquemines LNG LLC(10)		7.50%	05/01/2033	12/19/2025	70	75	77
Wildfire Intermediate Holdings LLC(10)		7.50%	10/15/2029	12/12/2025	80	81	82
						10,731	10,701
Paper & Forest Products - 0.0%(7)
Magnera Corp.(10)		4.75%	11/15/2029	12/12/2025	70	65	65
Magnera Corp.(10)		7.25%	11/15/2031	02/05/2026	3	3	3
						68	68
Passenger Airlines - 0.1%
Alaska Airlines, Inc.(10)(15)		6.50%	06/01/2031	06/15/2026	360	361	362
WestJet Airlines Ltd.(10)		8.00%	02/14/2031	06/24/2026	80	79	81
						440	443
Personal Care Products - 0.1%
Edgewell Personal Care Co.(10)		4.13%	04/01/2029	02/20/2026	23	23	22
HLF Financing SARL LLC / Herbalife International, Inc.(10)(15)		4.88%	06/01/2029	12/12/2025	277	263	260
HLF Financing SARL LLC / Herbalife International, Inc.(10)		7.75%	05/01/2033	04/15/2026	199	203	202
						489	484

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2026	17

Blackstone Private Multi-Asset Credit and Income Fund	Consolidated Schedule of Investments

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	June 30, 2026 (Unaudited)

Investments(1)	Reference Rate & Spread(2)	Interest Rate(2)	Maturity Date	Acquisition Date	Par Amount/ Units/ Ownership(3)		Cost(4)	Fair Value
Corporate Bonds - non-controlled/non-affiliated - 11.4% (continued)
Pharmaceuticals - 1.0%
Rossini SARL(5)(8)(10)(14)	E + 7.00%	9.50% PIK	03/30/2030	06/05/2025	7,264	EUR	$8,238	$8,305
Professional Services - 0.1%
Everforth, Inc.(10)(15)		4.63%	05/15/2028	12/19/2025	$171		166	158
TriNet Group, Inc.(10)(15)		7.13%	08/15/2031	05/01/2026	460		462	463
							628	621
Real Estate Management & Development - 0.1%
Ashton Woods USA LLC / Ashton Woods Finance Co.(10)		4.63%	08/01/2029	12/12/2025	60		58	58
Ashton Woods USA LLC / Ashton Woods Finance Co.(10)		4.63%	04/01/2030	03/05/2026	60		58	57
Ashton Woods USA LLC / Ashton Woods Finance Co.(10)		6.88%	08/01/2033	05/01/2026	20		20	20
Five Point Operating Co. LP(10)		8.00%	10/01/2030	12/12/2025	95		98	97
Meridian Arc Holdco LLC(10)(15)		6.25%	04/30/2031	04/16/2026	154		154	154
The Howard Hughes Corp.(10)(15)		4.13%	02/01/2029	03/05/2026	160		155	155
The Howard Hughes Corp.(10)(15)		4.38%	02/01/2031	12/12/2025	210		201	199
The Howard Hughes Corp.(10)		5.88%	03/01/2032	02/04/2026	40		40	40
The Howard Hughes Corp.(10)		6.13%	03/01/2034	02/04/2026	57		57	56
							841	836
Semiconductors & Semiconductor Equipment - 0.1%
Entegris, Inc.(10)(15)		3.63%	05/01/2029	03/05/2026	900		866	862
Software - 1.5%
Cloud Software Group LLC(10)(15)		8.25%	06/30/2032	12/12/2025	620		631	582
Cloud Software Group LLC(10)		6.63%	08/15/2033	03/18/2026	10		9	9
Elastic NV(10)		4.13%	07/15/2029	03/05/2026	100		96	95
Fair Isaac Corp.(10)(15)		4.00%	06/15/2028	12/12/2025	209		206	205
Fair Isaac Corp.(10)(15)		6.00%	05/15/2033	03/05/2026	330		335	325
Fair Isaac Corp.(10)(15)		6.25%	09/15/2034	03/11/2026	75		75	74
Gen Digital, Inc.(10)(15)		7.13%	09/30/2030	02/26/2026	230		235	234
ION Platform Finance US, Inc.(10)		7.88%	09/30/2032	01/26/2026	140		119	102
ION Platform Finance US, Inc. / ION Platform Finance SARL(10)		9.00%	08/01/2029	01/21/2026	108		107	96
Open Text Corp.(10)		3.88%	02/15/2028	12/12/2025	60		58	58
Open Text Corp.(10)(15)		3.88%	12/01/2029	03/05/2026	430		394	396
Open Text Holdings, Inc.(10)		4.13%	02/15/2030	05/13/2026	30		27	27
TeamSystem Holdco 3 SpA(5)(8)(10)(14)	E + 6.50%	8.65% PIK	07/07/2033	07/07/2025	8,755	EUR	10,184	9,784
							12,476	11,987
Specialized REITs - 0.1%
APLD ComputeCo 2 LLC(10)(15)		6.75%	03/15/2031	03/03/2026	$178		176	179
PR RNO Property Owner 1 LLC(10)(15)		6.50%	05/01/2031	04/28/2026	271		268	271
SV RNO Property Owner 1 LLC(10)(15)		5.88%	03/01/2031	02/13/2026	180		179	177
Uniti Group LP / Uniti Group Finance 2019, Inc. / CSL Capital LLC(10)(15)		6.50%	02/15/2029	02/17/2026	314		310	312
Uniti Group LP / Uniti Group Finance 2019, Inc. / CSL Capital LLC(10)		8.63%	06/15/2032	02/18/2026	40		41	42
							974	981
Specialty Retail - 0.1%
Academy Ltd.(10)		5.88%	05/15/2031	05/04/2026	100		100	100
Arko Corp.(10)		5.13%	11/15/2029	06/29/2026	19		18	18
Petco Health & Wellness Co., Inc.(10)		8.25%	02/01/2031	03/16/2026	28		28	28
PetSmart LLC / PetSmart Finance Corp.(10)(15)		7.50%	09/15/2032	12/12/2025	210		214	210
The Men’s Wearhouse LLC(10)		9.00%	02/01/2031	01/22/2026	93		96	99
Victra Holdings LLC / Victra Finance Corp.(10)		8.75%	09/15/2029	02/20/2026	95		99	98
							555	553
Technology Hardware, Storage & Peripherals - 0.0%(7)
Seagate Data Storage Technology Pte. Ltd.(10)		5.75%	12/01/2034	04/29/2026	80		81	81
Textiles, Apparel & Luxury Goods - 0.0%(7)
The William Carter Co.(10)		7.38%	02/15/2031	02/20/2026	70		73	73

See Notes to Consolidated Financial Statements.

18	www.bmacx.com

Blackstone Private Multi-Asset	Consolidated
Credit and Income Fund	Schedule of Investments

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	June 30, 2026 (Unaudited)

Investments(1)	Reference Rate & Spread(2)	Interest Rate(2)	Maturity Date	Acquisition Date	Par Amount/ Units/ Ownership(3)	Cost(4)	Fair Value
Corporate Bonds - non-controlled/non-affiliated - 11.4% (continued)
Textiles, Apparel & Luxury Goods - 0.0%(7) (continued)
Under Armour, Inc.(10)(15)		7.25%	07/15/2030	01/22/2026	$132	$135	$133
						208	206
Trading Companies & Distributors - 0.1%
Alta Equipment Group, Inc.(10)(15)		9.00%	06/01/2029	02/18/2026	265	255	255
Core & Main LP(10)		6.00%	07/01/2034	06/25/2026	105	105	106
QXO Building Products, Inc.(10)		6.50%	07/15/2031	06/03/2026	143	143	146
QXO Building Products, Inc.(10)		6.88%	07/15/2034	06/03/2026	65	65	67
Star Leasing Co. LLC(10)(15)		7.63%	02/15/2030	12/12/2025	110	104	109
Veritiv Operating Co.(10)		10.50%	11/30/2030	12/12/2025	125	132	128
						804	811
TOTAL CORPORATE BONDS - NON-CONTROLLED/NON-AFFILIATED						$93,445	$92,676

Unsecured Debt - non-controlled/non-affiliated - 2.0%
IT Services - 2.0%
Evergreen Services Group PIK Holdco LLC, Delayed Draw Term Loan(8)(10)(14)		12.75% PIK	04/05/2031	10/28/2025	$2,697	2,649	2,630
Evergreen Services Group PIK Holdco LLC, Term Loan(8)(10)(14)		12.75% PIK	04/05/2031	10/28/2025	13,833	13,584	13,487
						16,233	16,117
TOTAL UNSECURED DEBT - NON-CONTROLLED/NON-AFFILIATED						$16,233	$16,117

Structured Finance Obligations - Debt Instruments - non-controlled/non-affiliated - 0.3%
Financial Services - 0.3%
Galaxy 35 CLO Ltd.(5)(8)(10)	SOFR + 5.00%	8.68%	04/20/2038	06/25/2025	$2,749	2,759	2,727
TOTAL STRUCTURED FINANCE OBLIGATIONS - DEBT INSTRUMENTS - NON-CONTROLLED/NON-AFFILIATED						$2,759	$2,727

Structured Finance Obligations - Equity Instruments - non-controlled/non-affiliated - 2.0%
Financial Services - 2.0%
Aimco CLO 20 Ltd.(8)(10)(16)	Effective yield	11.75%	10/16/2038	11/07/2025	$5,659	5,019	4,275
CarVal CLO XIII-C Ltd.(8)(9)(10)(17)			06/24/2027	06/24/2025	956	956	1,029
Galaxy 35 CLO Ltd.(8)(10)(16)	Effective yield	11.24%	04/20/2038	06/25/2025	8,010	6,586	5,049
HPS Loan Management 2024-19, Ltd.(8)(10)(16)	Effective yield	10.24%	04/15/2037	06/18/2025	2,000	1,221	1,097
MidOcean Credit CLO XIX(8)(10)(16)	Effective yield	7.83%	07/20/2039	09/24/2025	2,000	1,258	1,217
Regatta Kilo(8)(9)(10)(17)			12/27/2026	06/13/2025	1,442	1,442	1,589
Whitebox CLO V Ltd.(8)(10)(16)	Effective yield	7.54%	07/20/2038	09/24/2025	2,500	2,157	1,659
						18,639	15,915
TOTAL STRUCTURED FINANCE OBLIGATIONS - EQUITY INSTRUMENTS - NON-CONTROLLED/NON-AFFILIATED						$18,639	$15,915

Equity & Other - non-controlled/non-affiliated - 11.3%
Financial Services - 4.7%
Castle 2025 LP - LP Interest(8)(9)(10)				06/25/2026	27.78%	$12,191	$12,214
Taurus I Cayman TopCo LP - LP Interest(8)(9)(10)				12/23/2025	35.71%	25,078	26,392
						37,269	38,606
Pharmaceuticals - 3.9%
Elanco Animal Health, Inc. - Royalty Interest(8)(10)				02/26/2026	25,000,000	24,973	31,431
Transportation Infrastructure - 2.7%
Enstructure Holdco LLC, Preferred Units(5)(8)(10)(14)	SOFR + 7.00%	10.73% PIK		08/15/2025	21,628,636	21,334	21,629
TOTAL EQUITY & OTHER - NON-CONTROLLED/NON-AFFILIATED						$83,576	$91,666

Equity & Other - non-controlled/affiliated - 3.1%
Oil, Gas & Consumable Fuels - 3.1%
Pibb Member Holdings LLC - LLC Interest(8)(10)(18)				06/25/2025	25,000,000	$24,929	$25,037
TOTAL EQUITY & OTHER - NON-CONTROLLED/AFFILIATED						$24,929	$25,037

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2026	19

Blackstone Private Multi-Asset	Consolidated
Credit and Income Fund	Schedule of Investments

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	June 30, 2026 (Unaudited)

Investments(1)	Reference Rate & Spread(2)	Interest Rate(2)	Maturity Date	Acquisition Date	Par Amount/ Units/ Ownership(3)	Cost(4)	Fair Value
Equity & Other - controlled/affiliated - 8.6%
Insurance - 8.6%
Fort Greene Reinsurance Holdings LLC
Class A Common Units(8)(10)(17)(18)				08/04/2025	1,102	$11,025	$10,715
Class A Preferred Units, A-1(8)(10)(18)		10.00%		08/04/2025	150	1,500	1,500
Class A Preferred Units, A-2(8)(10)(18)		10.00%		08/29/2025	650	6,500	6,500
Class A Preferred Units, A-3(8)(10)(18)		11.00%		09/29/2025	1,600	16,000	16,000
Class A Preferred Units, A-4(8)(10)(18)		10.67%		12/29/2025	349	3,492	3,490
Class A Preferred Units, A-5(8)(10)(18)		10.67%		03/27/2026	451	4,510	4,510
Class A Preferred Units, A-6(8)(10)(18)		10.00%		05/08/2026	707	7,070	7,070
Class A Preferred Units, A-7(8)(10)(18)		10.00%		05/29/2026	645	6,450	6,450
Class A Preferred Units, A-8(8)(10)(18)		10.00%		06/26/2026	1,331	13,310	13,310
						69,857	69,545
Foundry Insurance Services Ltd., Common Units(8)(10)(17)(18)				07/11/2025	10	–	–
TOTAL EQUITY & OTHER - CONTROLLED/AFFILIATED						$69,857	$69,545

Investee Funds - non-controlled/affiliated - 54.6%
Financial Services - 54.6%
Blackstone Private Credit Fund - Class I(8)(10)(18)(19)				05/01/2025	9,880,405	$247,500	$235,845
Blackstone Private Real Estate Credit and Income Fund, Common Shares(8)(10)(18)(19)				06/01/2025	7,882,145	202,500	206,039
TOTAL INVESTEE FUNDS - NON-CONTROLLED/AFFILIATED						$450,000	$441,884
TOTAL PORTFOLIO INVESTMENTS - 124.0%						$1,008,550	$1,003,561

	Interest	Fair
	Rate	Cost	Value
Cash and Cash Equivalents - 2.0%
BlackRock Liquidity FedFund - Class Institutional	3.53%	$1,058	$1,058
Dreyfus Government Cash Management - Class Institutional	3.53%	26	26
Fidelity Investments Money Market Treasury Portfolio - Class I	3.55%	7,214	7,214
Other Cash and Cash Equivalents, Including Foreign Currency		7,610	7,610
TOTAL CASH AND CASH EQUIVALENTS, INCLUDING FOREIGN CURRENCY		$15,908	$15,908
TOTAL PORTFOLIO INVESTMENTS, CASH AND CASH EQUIVALENTS, INCLUDING FOREIGN CURRENCY - 126.0%		$1,024,458	$1,019,469
Debt Outstanding - (19.4)%			(157,134)
Reverse Repurchase Agreements - (6.0)%			(48,725)
Other Assets, less Liabilities - (0.6)%			(4,592)
Net Assets - 100.0%			$809,018

Amounts above are shown as a percentage of net assets as of June 30, 2026.

Reverse Repurchase Agreements Outstanding at June 30, 2026

Counterparty	Interest Rate	Acquisition Date	Maturity Date	Face Value	Face Value Including Accrued Interest
BofA Securities, Inc.	1.75%	06/09/2026	On Demand(20)	$(246)	$(246)
BofA Securities, Inc.	2.00%	06/09/2026	On Demand(20)	(43)	(43)
BofA Securities, Inc.	2.25%	06/09/2026	On Demand(20)	(80)	(80)
BofA Securities, Inc.	3.00%	06/09/2026	On Demand(20)	(63)	(63)
BofA Securities, Inc.	3.00%	06/15/2026	On Demand(20)	(144)	(144)
BofA Securities, Inc.	3.10%	06/09/2026	On Demand(20)	(207)	(208)
BofA Securities, Inc.	3.20%	06/09/2026	On Demand(20)	(201)	(201)
BofA Securities, Inc.	3.25%	06/09/2026	On Demand(20)	(258)	(259)
BofA Securities, Inc.	3.45%	06/09/2026	On Demand(20)	(270)	(271)
BofA Securities, Inc.	3.50%	06/09/2026	On Demand(20)	(320)	(320)
BofA Securities, Inc.	3.50%	06/29/2026	On Demand(20)	(35)	(35)
BofA Securities, Inc.	3.55%	06/09/2026	On Demand(20)	(94)	(94)
BofA Securities, Inc.	3.60%	06/09/2026	On Demand(20)	(1,312)	(1,314)
BofA Securities, Inc.	3.65%	06/09/2026	On Demand(20)	(1,441)	(1,444)

See Notes to Consolidated Financial Statements.

20	www.bmacx.com

Blackstone Private Multi-Asset	Consolidated
Credit and Income Fund	Schedule of Investments

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	June 30, 2026 (Unaudited)

Reverse Repurchase Agreements Outstanding at June 30, 2026

Counterparty	Interest Rate	Acquisition Date	Maturity Date	Face Value	Face Value Including Accrued Interest
BofA Securities, Inc.	3.65%	06/15/2026	On Demand(20)	$(104)	$(104)
BofA Securities, Inc.	3.65%	06/29/2026	On Demand(20)	(769)	(769)
BofA Securities, Inc.	3.70%	06/15/2026	On Demand(20)	(185)	(186)
BofA Securities, Inc.	3.90%	06/09/2026	On Demand(20)	(1,859)	(1,863)
BofA Securities, Inc.	3.95%	06/09/2026	On Demand(20)	(6,863)	(6,879)
Goldman Sachs & Co. LLC	3.64%	01/15/2026	On Demand(20)	(349)	(354)
Goldman Sachs & Co. LLC	3.76%	01/20/2026	On Demand(20)	(182)	(185)
Goldman Sachs & Co. LLC	3.76%	03/05/2026	On Demand(20)	(568)	(575)
Goldman Sachs & Co. LLC	3.76%	03/06/2026	On Demand(20)	(699)	(707)
Goldman Sachs & Co. LLC	3.76%	05/20/2026	On Demand(20)	(145)	(146)
Goldman Sachs & Co. LLC	3.96%	02/20/2026	On Demand(20)	(382)	(388)
Goldman Sachs & Co. LLC	3.96%	04/09/2026	On Demand(20)	(1,135)	(1,145)
Goldman Sachs & Co. LLC	3.96%	05/15/2026	On Demand(20)	(170)	(171)
J.P. Morgan Securities LLC	3.00%	05/22/2026	On Demand(20)	(87)	(87)
J.P. Morgan Securities LLC	3.25%	05/07/2026	On Demand(20)	(110)	(111)
J.P. Morgan Securities LLC	3.40%	03/17/2026	On Demand(20)	(172)	(174)
J.P. Morgan Securities LLC	3.40%	05/07/2026	On Demand(20)	(59)	(60)
J.P. Morgan Securities LLC	3.64%	03/19/2026	On Demand(20)	(326)	(329)
J.P. Morgan Securities LLC	3.64%	05/07/2026	On Demand(20)	(3,634)	(3,655)
J.P. Morgan Securities LLC	3.64%	05/12/2026	On Demand(20)	(305)	(306)
J.P. Morgan Securities LLC	3.64%	05/22/2026	On Demand(20)	(476)	(478)
J.P. Morgan Securities LLC	3.64%	06/04/2026	On Demand(20)	(563)	(565)
J.P. Morgan Securities LLC	3.75%	02/18/2026	On Demand(20)	(179)	(182)
J.P. Morgan Securities LLC	3.75%	03/17/2026	On Demand(20)	(2,678)	(2,707)
J.P. Morgan Securities LLC	3.75%	04/06/2026	On Demand(20)	(181)	(182)
J.P. Morgan Securities LLC	3.85%	03/11/2026	On Demand(20)	(61)	(61)
J.P. Morgan Securities LLC	3.85%	03/17/2026	On Demand(20)	(171)	(173)
J.P. Morgan Securities LLC	3.90%	03/17/2026	On Demand(20)	(200)	(202)
J.P. Morgan Securities LLC	3.90%	05/07/2026	On Demand(20)	(602)	(606)
J.P. Morgan Securities LLC	3.90%	05/22/2026	On Demand(20)	(303)	(304)
J.P. Morgan Securities LLC	3.90%	06/26/2026	On Demand(20)	(193)	(194)
J.P. Morgan Securities LLC	3.95%	03/17/2026	On Demand(20)	(1,687)	(1,705)
J.P. Morgan Securities LLC	3.95%	03/19/2026	On Demand(20)	(73)	(74)
J.P. Morgan Securities LLC	3.95%	03/23/2026	On Demand(20)	(747)	(755)
J.P. Morgan Securities LLC	3.95%	04/06/2026	On Demand(20)	(401)	(405)
J.P. Morgan Securities LLC	3.95%	04/13/2026	On Demand(20)	(1,841)	(1,856)
J.P. Morgan Securities LLC	3.95%	05/07/2026	On Demand(20)	(124)	(125)
J.P. Morgan Securities LLC	3.95%	05/22/2026	On Demand(20)	(482)	(484)
J.P. Morgan Securities LLC	3.95%	06/04/2026	On Demand(20)	(170)	(170)
J.P. Morgan Securities LLC	3.95%	06/17/2026	On Demand(20)	(2,139)	(2,142)
Morgan Stanley Bank NA	1.00%	12/19/2025	On Demand(20)	(28)	(29)
Nomura Securities International, Inc.	3.50%	03/23/2026	On Demand(20)	(205)	(207)
Nomura Securities International, Inc.	3.64%	05/04/2026	On Demand(20)	(1,247)	(1,254)
Nomura Securities International, Inc.	3.72%	06/05/2026	On Demand(20)	(92)	(92)
Nomura Securities International, Inc.	3.89%	06/23/2026	On Demand(20)	(666)	(667)
Nomura Securities International, Inc.	3.96%	03/05/2026	On Demand(20)	(3,784)	(3,833)
Nomura Securities International, Inc.	3.96%	04/15/2026	On Demand(20)	(193)	(195)
Nomura Securities International, Inc.	3.96%	05/19/2026	On Demand(20)	(370)	(372)
Nomura Securities International, Inc.	3.99%	12/12/2025	On Demand(20)	(257)	(262)
Nomura Securities International, Inc.	3.99%	12/19/2025	On Demand(20)	(3,020)	(3,084)
Nomura Securities International, Inc.	3.99%	03/26/2026	On Demand(20)	(470)	(475)
Nomura Securities International, Inc.	3.99%	03/27/2026	On Demand(20)	(505)	(510)
Nomura Securities International, Inc.	3.99%	05/11/2026	On Demand(20)	(241)	(243)
Nomura Securities International, Inc.	3.99%	05/28/2026	On Demand(20)	(133)	(133)
Nomura Securities International, Inc.	3.99%	06/03/2026	On Demand(20)	(141)	(142)
Nomura Securities International, Inc.	3.99%	06/05/2026	On Demand(20)	(1,285)	(1,289)
Total Reverse Repurchase Agreements Outstanding				$(48,725)	$(49,073)

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2026	21

Blackstone Private Multi-Asset	Consolidated
Credit and Income Fund	Schedule of Investments

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	June 30, 2026 (Unaudited)

(1)	Unless otherwise indicated, the Fund is not affiliated with, nor does it “control” any of the issuers listed. Under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “1940 Act”), the Fund is generally deemed to “control” a portfolio company if the Fund owns more than 25% of its outstanding voting securities and/or has the power to exercise control over the management or policies of the portfolio company. Under the 1940 Act, the Fund is generally deemed an “affiliated person” of a portfolio company if the Fund owns 5% or more of the portfolio company’s outstanding voting securities.
(2)	Variable rate loans to the portfolio companies bear interest at a rate that is determined by reference to either Sterling Overnight Interbank Average Rate (“SONIA” or “S”), Euro Interbank Offer Rate (“Euribor” or “E”), Secured Overnight Financing Rate (“SOFR”), or Stockholm Interbank Offered Rate (“STIBOR” or “ST”), which generally resets periodically. For each loan, the Fund has indicated the reference rate used and provided the spread and the interest rate in effect as of June 30, 2026. Variable rate loans typically include an interest reference rate floor feature. The interest rate for unsettled variable rate loans does not include the base rate.
(3)	Unless otherwise indicated, all debt and equity investments held by the Fund are denominated in U.S. Dollars. All debt investments are income producing unless otherwise indicated. Certain portfolio company investments may be subject to contractual restrictions on sales. The total par amount (in thousands) is presented for debt investments and structured finance obligations, while the number of shares or units (in whole amounts) owned is presented for equity investments. Each of the Fund’s investments is pledged as collateral under its revolving credit facility unless otherwise indicated.
(4)	The cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method in accordance with accounting principles generally accepted in the United States of America (“GAAP”).
(5)	There are no interest rate floors on these investments.
(6)	The interest rate floor on these investments as of June 30, 2026 was 0.50%.
(7)	Rounds to less than 0.1%.
(8)	These investments were valued using unobservable inputs and are considered Level 3 investments. Fair value was determined in good faith by the Adviser under the direction of the Board of Trustees (see Note 2 and Note 3), pursuant to the Fund’s valuation policy.
(9)	Position or portion thereof is an unfunded commitment, and no interest is being earned on the unfunded portion, although the investment may be subject to unused commitment fees. Negative cost and fair value results from unamortized fees, which are capitalized to the investment cost. The unfunded commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. See below for more information on the Fund’s unfunded commitments:

Investments	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
CarVal CLO XIII-C Ltd.	Structured Finance Obligations - Equity Instruments	06/24/2027	$919	$–
Castle 2025 LP	Equity	06/30/2028	12,889	–
Chicago US Midco III LP	Delayed Draw Term Loan	10/30/2027	26	–
Clocktower Intermediate Lender LP	Revolver	01/31/2033	4,809	–
Emma Buyer LLC	Delayed Draw Term Loan	06/16/2033	27	–
Enstructure LLC	Delayed Draw Term Loan	02/15/2027	122	(1)
Ground Penetrating Radar Systems LLC	Delayed Draw Term Loan	07/02/2027	973	–
Ground Penetrating Radar Systems LLC	Revolver	01/02/2032	564	–
Hanger, Inc.	Delayed Draw Term Loan	10/23/2026	7	–
IRI Group Holdings, Inc.	Revolver	12/01/2028	3,843	–
Jupiter Purchaser LLC	Delayed Draw Term Loan	06/05/2029	2,055	(7)
Langan Midco LLC	Delayed Draw Term Loan	01/16/2027	3,052	(15)
Pinnacle Buyer LLC	Delayed Draw Term Loan	04/01/2027	32	–
Pye-Barker Fire & Safety LLC	Delayed Draw Term Loan	12/31/2027	22	–
Raven Acquisition Holdings LLC	Delayed Draw Term Loan	11/19/2026	13	–
Regatta Kilo	Structured Finance Obligations - Equity Instruments	12/27/2026	308	–
Saber Power Services LLC	Revolver	10/21/2031	1,154	–
Scutum SA	Delayed Draw Term Loan	07/25/2028	2,160	(38)
Signia Aerospace LLC	Delayed Draw Term Loan	07/29/2027	7	–
Taurus I Cayman TopCo LP	Equity	07/02/2027	8,882	–
Teneo Holdings LLC	Delayed Draw Term Loan	07/31/2027	649	–
Teneo Holdings LLC	Revolver	07/31/2030	1,428	–
Veregy Consolidated, Inc.	Revolver	04/16/2031	845	(4)
Watlow Electric Manufacturing Co.	Delayed Draw Term Loan	06/17/2028	4	–
Total Unfunded Commitments			$44,790	$(65)

(10)	Denoted securities are exempt from registration under the Securities Act of 1933, as amended. As of June 30, 2026, the aggregate fair value of these securities is $976,825 or 120.7% of the Fund’s net assets. The initial acquisition dates have been included for such securities.
(11)	The interest rate floor on these investments as of June 30, 2026 was 0.75%.
(12)	The interest rate floor on these investments as of June 30, 2026 was 1.00%.
(13)	These loans are “last-out” portions of loans. The “last-out” portion of the Fund’s loan investment generally earns a higher interest rate than the “first-out” portion, and in exchange the “first-out” portion would generally receive priority with respect to payment principal, interest and any other amounts due thereunder over the “last-out” portion.
(14)	Income may be received in additional securities and/or cash.
(15)	All or a portion of this security is pledged as collateral in connection with reverse repurchase agreements. These securities are not pledged as collateral under the Fund’s revolving credit facility.
(16)	Interest rate represents the effective yield of estimated future cash flows on the equity class of structured finance obligation vehicles using the effective yield method in accordance with GAAP.
(17)	Non-income producing.

See Notes to Consolidated Financial Statements.

22	www.bmacx.com

Blackstone Private Multi-Asset	Consolidated
Credit and Income Fund	Schedule of Investments

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	June 30, 2026 (Unaudited)

(18)	Under the 1940 Act, the Fund is generally deemed to “control” a portfolio company if the Fund owns more than 25% of its outstanding voting securities and/or has the power to exercise control over the management or policies of the portfolio company. Under the 1940 Act, the Fund is generally deemed an “affiliated person” of a portfolio company if the Fund owns 5% or more of the portfolio company’s outstanding voting securities. Shareholders will not bear duplicative fees on investments into investment companies or business development companies managed by the Adviser or its affiliates. As of June 30, 2026, the Fund’s controlled/affiliated and non-controlled/affiliated investments were as follows:

	Fair Value, Beginning of Period	Gross Additions	Gross Reductions	Net Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Fair Value, End of Period	Income
Non-Controlled/Affiliated Investments
Blackstone Private Credit Fund - Class I	$205,342	$40,000	$–	$(9,497)	$–	$235,845	$11,694
Blackstone Private Real Estate Credit and Income Fund, Common Shares	135,756	70,000	–	283	–	206,039	7,513
Pibb Member Holdings LLC - LLC Interest	25,297	–	–	(260)	–	25,037	1,375
Controlled/Affiliated Investments
Fort Greene Reinsurance Holdings LLC
Class A Common Units	5,205	5,870	–	(360)	–	10,715	–
Class A Preferred Units, A-1	1,500	–	–	–	–	1,500	75
Class A Preferred Units, A-2	6,500	–	–	–	–	6,500	327
Class A Preferred Units, A-3	16,000	–	–	–	–	16,000	885
Class A Preferred Units, A-4	3,492	–	–	(2)	–	3,490	187
Class A Preferred Units, A-5	–	4,510	–	–	–	4,510	131
Class A Preferred Units, A-6	–	7,070	–	–	–	7,070	106
Class A Preferred Units, A-7	–	6,450	–	–	–	6,450	59
Class A Preferred Units, A-8	–	13,310	–	–	–	13,310	18
Foundry Insurance Services Ltd., Common Units	–	–	–	–	–	–	–
Total	$399,092	$147,210	$–	$(9,836)	$–	$536,466	$22,370

(19)	Additional information for the investments in other registered investment companies or business development companies (“Investee Fund”), including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.
(20)	Open repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.

Foreign Currency Forward Contracts

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	USD	1,712	EUR	1,491	09/25/2026	$1
JPMorgan Chase Bank, N.A.	USD	43,628	GBP	32,913	09/25/2026	(56)
JPMorgan Chase Bank, N.A.	USD	627	SEK	5,989	09/25/2026	5
Total						$(50)

Interest Rate Swap Contracts

Counterparty	Fund Receives	Fund Pays		Frequency (Receive/ Pay)	Maturity Date	Notional Amount		Fair Value	Upfront Payments (Receipts)	Change in Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.(1)	JPY-TONAR + 7.23%(2)	574,324	JPY	Quarterly/At Maturity	06/11/2030	1,519,440	JPY	$(85)	$—	$(85)

(1)	Bilateral interest rate swap
(2)	Tokyo Overnight Average Rate

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2026	23

Blackstone Private Multi-Asset	Consolidated
Credit and Income Fund	Schedule of Investments

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	June 30, 2026 (Unaudited)

Currency
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
SEK	Swedish Krona
USD	United States Dollar

See Notes to Consolidated Financial Statements.

24	www.bmacx.com

Blackstone Private Multi-Asset Credit and Income Fund	Consolidated Statement of Assets and Liabilities

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	June 30, 2026 (Unaudited)

ASSETS:
Investments at fair value
Non-controlled/non-affiliated investments (cost of $463,764)	$467,095
Non-controlled/affiliated investments (cost of $474,929)	466,921
Controlled/affiliated investments (cost of $69,857)	69,545
Total investments at fair value (cost of $1,008,550)	1,003,561
Cash and cash equivalents (including restricted cash of $2,170)	15,311
Cash denominated in foreign currencies (cost of $597)	597
Dividend and interest receivable from investments	10,031
Deferred financing costs	1,463
Investment subscription paid in advance	15,000
Receivable for investments sold	1,447
Receivable for Fund shares sold	1,738
Receivable from Adviser (Note 3)	3,931
Prepaid expenses and other assets	140
Unrealized appreciation on forward foreign currency contracts	6
Total assets	$1,053,225

LIABILITIES:
Debt outstanding (Note 7)	$157,134
Reverse repurchase agreements (Note 7)	48,725
Payable for investments purchased	26,322
Management fees payable (Note 3)	490
Incentive fees payable (Note 3)	1,369
Interest payable	440
Administrative service expenses payable (Note 3)	65
Due to affiliates (Note 3)	484
Distribution payable	4,278
Board of Trustees’ fees payable	100
Distribution and shareholder servicing fees payable (Note 3)	31
Accrued expenses and other liabilities	4,628
Swap contracts, at fair value	85
Unrealized depreciation on forward foreign currency contracts	56
Total liabilities	$244,207
Commitments and contingencies (Note 9)
Net assets	$809,018

COMPOSITION OF NET ASSETS:
Paid in capital in excess of par value	$806,986
Total distributable earnings	2,032
Net assets	$809,018

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2026	25

Blackstone Private Multi-Asset Credit and Income Fund	Consolidated Statement of Assets and Liabilities

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	June 30, 2026 (Unaudited)

NET ASSET VALUE
Class I:
Net assets	$738,331
Shares outstanding, par value $0.01 per share, unlimited shares authorized	48,250,664
Net asset value per share	$15.30

Class I Advisory:
Net assets	$19,765
Shares outstanding, par value $0.01 per share, unlimited shares authorized	1,291,647
Net asset value per share	$15.30

Class S:
Net assets	$50,922
Shares outstanding, par value $0.01 per share, unlimited shares authorized	3,327,815
Net asset value per share	$15.30

See Notes to Consolidated Financial Statements.

26	www.bmacx.com

Blackstone Private Multi-Asset	Consolidated
Credit and Income Fund	Statement of Operations

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	For the Period Ended June 30, 2026 (Unaudited)

INVESTMENT INCOME:
From non-controlled/non-affiliated investments:
Interest income	$10,424
Payment-in-kind interest income	2,430
Dividend income	1,131
Payment-in-kind dividend income	2,134
From non-controlled/affiliated investments:
Dividend income	20,582
From controlled/affiliated investments:
Dividend income	1,788
Total investment income	38,489
EXPENSES:
Interest expense	3,267
Management fees (Note 3)	2,566
Incentive fees (Note 3)	2,511
Professional fees	1,753
Transfer agent fees	859
Amortization of continuous offering costs	450
Administrative service expenses (Note 3)	342
Board of Trustees’ fees	192
Distribution and shareholder servicing fees (Note 3)
Class S	159
Other	320
Total expenses	12,419
Expenses recouped (reimbursed) by Adviser (Note 3)	(2,343)
Fees waived and reimbursed (Note 3)	(1,482)
Net expenses	8,594
Net investment income before tax expense	29,895
Excise and other tax expense	701
Net investment income after tax expense	29,194
REALIZED AND UNREALIZED GAIN (LOSS):
Net change in unrealized appreciation (depreciation):
Non-controlled/non-affiliated investments	2,721
Non-controlled/affiliated investments	(9,474)
Controlled/affiliated investments	(362)
Foreign currency and other transactions	978
Forward contracts	(44)
Swap contracts	(85)
Net change in unrealized appreciation (depreciation)	(6,266)
Net realized gain (loss):
Non-controlled/non-affiliated investments	(334)
Foreign currency transactions	994
Forward contracts	572
Swap contracts	45
Net realized gain (loss)	1,277
Net realized and change in unrealized gain (loss)	(4,989)

Net increase (decrease) in net assets resulting from operations	$24,205

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2026	27

Blackstone Private Multi-Asset	Consolidated
Credit and Income Fund	Statements of Changes in Net Assets

(in thousands, except share amounts, per share data, percentages and as otherwise noted)

	For the Period Ended June 30, 2026 (Unaudited)	For the Period Ended December 31, 2025*
FROM OPERATIONS:
Net investment income after tax expense	$29,194	$19,304
Net change in unrealized appreciation (depreciation)	(6,266)	2,028
Net realized gain (loss)	1,277	381
Net increase (decrease) in net assets resulting from operations	24,205	21,713
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Class I	(25,543)	(15,820)
Class I Advisory	(451)	(142)
Class S	(1,556)	(551)
Net decrease in net assets from distributions to common shareholders	(27,550)	(16,513)
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares sold	236,642	510,538
Distributions reinvested	3,843	2,434
Repurchased shares, net of early repurchase deduction	(17,158)	—
Class I Advisory
Proceeds from shares sold	13,771	5,674
Distributions reinvested	233	116
Repurchased shares, net of early repurchase deduction	(10)	—
Class S
Proceeds from shares sold	18,860	30,688
Distributions reinvested	1,115	420
Repurchased shares, net of early repurchase deduction	(103)	—
Net increase from capital transactions	257,193	549,870
Net increase in net assets	253,848	555,070

Net Assets:
Beginning of Period	$555,170	$100
End of Period	$809,018	$555,170

*	For the period May 1, 2025 (commencement of operations) to December 31, 2025.

See Notes to Consolidated Financial Statements.

28	www.bmacx.com

Blackstone Private Multi-Asset	Consolidated
Credit and Income Fund	Statements of Changes in Net Assets

(in thousands, except share amounts, per share data, percentages and as otherwise noted)

	For the Period Ended June 30, 2026 (Unaudited)	For the Period Ended December 31, 2025*
SHARE TRANSACTIONS:
Class I
Beginning shares	33,701,544	6,667
Shares sold	15,437,221	33,536,083
Reinvestment in shares	250,719	158,794
Share repurchases	(1,138,820)	—
Net change in shares resulting from share transactions	14,549,120	33,694,877
Ending shares	48,250,664	33,701,544
Class I Advisory
Beginning shares	378,764	—
Shares sold	898,326	371,235
Reinvestment in shares	15,210	7,529
Share repurchases	(653)	—
Net change in shares resulting from share transactions	912,883	378,764
Ending shares	1,291,647	378,764
Class S
Beginning shares	2,032,673	—
Shares sold	1,229,237	2,005,285
Reinvestment in shares	72,768	27,388
Share repurchases	(6,863)	—
Net change in shares resulting from share transactions	1,295,142	2,032,673
Ending shares	3,327,815	2,032,673

*	For the period May 1, 2025 (commencement of operations) to December 31, 2025.

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2026	29

Blackstone Private Multi-Asset	Consolidated
Credit and Income Fund	Statement of Cash Flows

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	For the Period Ended June 30, 2026 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$24,205
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(407,859)
Proceeds from sales of investments and principal repayments	87,775
(Accretion of discount) amortization of premium	(127)
Amortization of deferred financing costs	178
Amortization of deferred offering costs	450
Payment-in-kind interest capitalized	(2,430)
Payment-in-kind dividend capitalized	(2,134)
Net change in unrealized (appreciation) depreciation:
Investments	7,115
Foreign currency and other transactions	(978)
Forward contracts	44
Swap contracts	85
Net realized (gain) loss:
Investments	334
Foreign currency and other transactions	(994)
Forward contracts	(572)
Swap contracts	(45)
(Increase) decrease in assets:
Dividend and interest receivable from investments	(3,971)
Investment subscription paid in advance	(15,000)
Prepaid expenses and other assets	(140)
Receivable for investments sold	7,194
Receivable from Adviser	5,881
Increase (decrease) in liabilities:
Interest payable	(160)
Payable for investments purchased	(54,979)
Management fees payable	(133)
Incentive fees payable	(137)
Administrative service expenses payable	(146)
Due to affiliates	(6,084)
Board of Trustees’ fees payable	(5)
Distribution and shareholder servicing fees payable	(26)
Accrued expenses and other liabilities	590
Net cash provided by (used in) operating activities	(362,069)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from debt outstanding	313,123
Repayments of debt outstanding	(217,706)
Proceeds from reverse repurchase agreement	71,954
Repayments of reverse repurchase agreement	(45,237)
Deferred financing costs paid	(221)
Proceeds from shares sold (net of receivable for Fund shares sold)	277,281
Repurchased shares, net of early repurchase deduction paid	(17,271)
Distributions to common shareholders paid (net of distributions reinvested and payable)	(21,039)
Net cash provided by (used in) financing activities	360,884
Net decrease in cash and cash equivalents (including restricted cash)	(1,185)
Effect of foreign exchange rate changes on cash and cash equivalents	518
Cash and cash equivalents (including restricted cash), beginning of period	$16,575
Cash and cash equivalents (including restricted cash), end of period	$15,908

See Notes to Consolidated Financial Statements.

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Blackstone Private Multi-Asset	Consolidated
Credit and Income Fund	Statement of Cash Flows

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	For the Period Ended June 30, 2026 (Unaudited)

Reconciliation of cash and cash equivalents (including restricted cash) to the Consolidated Statement of Assets and Liabilities:
Cash and cash equivalents (including restricted cash)	$15,311
Cash denominated in foreign currencies	597
Total cash and cash equivalents (including restricted cash)	$15,908

Supplemental disclosure of cash flow information:
Interest paid during the period	$3,427
Distribution payable	$4,278
Reinvestment of dividends during the period	$5,191
Excise and other taxes paid	$323

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2026	31

Blackstone Private Multi-Asset	Consolidated
Credit and Income Fund	Financial Highlights

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	For a Share Outstanding Throughout the Period

	Class I
	For the Period Ended June 30, 2026 (Unaudited)	For the Period Ended December 31, 2025*
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period(1)	$15.37	$15.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2)	0.65	0.94
Net realized and unrealized gain (loss)	(0.10)	0.20
Total Income (Loss) from Investment Operations	0.55	1.14
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.62)	(0.77)
Total Distributions to Shareholders(3)	(0.62)	(0.77)
Total Early Repurchase Deduction Fees	—	—
Net asset value - end of period	$15.30	$15.37
Total Investment Return - Net Asset Value(4)	3.6%	7.8%

RATIOS TO AVERAGE NET ASSETS(5)(6)
Total expenses before reimbursement from Adviser and fees waived and reimbursed(7)	3.3%	6.4%
Expenses recouped (reimbursed) by Adviser	(0.6)%	(3.8)%
Fees waived and reimbursed	(0.4)%	(1.0)%
Total expenses after reimbursement from Adviser and fees waived and reimbursed	2.3%	1.6%
Net investment income	9.0%	9.5%

SUPPLEMENTAL DATA:
Net assets, end of period	$738,331	$518,100
Portfolio turnover rate(8)	10%	13%

DEBT OUTSTANDING:
Aggregate principal amount, end of period	$157,134	$63,781
Average borrowings outstanding during the period	$91,594	$43,761
Asset coverage, end of period per $1,000	$6,149	$9,704

*	For the period May 1, 2025 (commencement of operations) to December 31, 2025.
(1)	On May 1, 2025, Class I Shares were sold at the initial offering price of $15.00 per share.
(2)	Per share amounts presented are based on average shares outstanding throughout the period indicated.
(3)	The per share data for distributions was derived by using the actual shares outstanding at the date of the relevant transactions.
(4)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions or upfront fees, if any, and are not annualized.
(5)	Ratios are annualized with the exception of nonrecurring expenses like organization costs, offering costs, incentive fees, and excise and other tax expense, as applicable.
(6)	The ratios do not reflect the Fund’s share of the income and expenses of the underlying Investee Funds.
(7)	Represents the ratio of other expenses, including incentive fees, of 0.4% (unannualized) and 0.5% (unannualized), for the periods ended June 30, 2026 and December 31, 2025, respectively, prior to the impact of any recoupment (reimbursement) and fees waived and reimbursed.
(8)	Refer to Note 12, Securities Transactions for further details.

See Notes to Consolidated Financial Statements.

32	www.bmacx.com

Blackstone Private Multi-Asset	Consolidated
Credit and Income Fund	Financial Highlights

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	For a Share Outstanding Throughout the Period

	Class I Advisory
	For the Period Ended June 30, 2026 (Unaudited)	For the Period Ended December 31, 2025*
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period(1)	$15.37	$15.17
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2)	0.63	0.70
Net realized and unrealized gain (loss)	(0.08)	0.11
Total Income (Loss) from Investment Operations	0.55	0.81
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.62)	(0.61)
Total Distributions to Shareholders(3)	(0.62)	(0.61)
Total Early Repurchase Deduction Fees	—	—
Net asset value - end of period	$15.30	$15.37
Total Investment Return - Net Asset Value(4)	3.6%	5.4%

RATIOS TO AVERAGE NET ASSETS(5)(6)
Total expenses before reimbursement from Adviser and fees waived and reimbursed(7)	3.2%	4.6%
Expenses recouped (reimbursed) by Adviser	(0.5)%	(2.1)%
Fees waived and reimbursed	(0.4)%	(0.9)%
Total expenses after reimbursement from Adviser and fees waived and reimbursed	2.3%	1.6%
Net investment income	8.8%	9.6%

SUPPLEMENTAL DATA:
Net assets, end of period	$19,765	$5,823
Portfolio turnover rate(8)	10%	13%

DEBT OUTSTANDING:
Aggregate principal amount, end of period	$157,134	$63,781
Average borrowings outstanding during the period	$91,594	$43,761
Asset coverage, end of period per $1,000	$6,149	$9,704

*	For the period July 1, 2025 (commencement of operations) to December 31, 2025.
(1)	Class I Advisory Shares were initially sold at the June 30, 2025 end of day NAV per share of $15.17 and commenced operations on July 1, 2025.
(2)	Per share amounts presented are based on average shares outstanding throughout the period indicated.
(3)	The per share data for distributions was derived by using the actual shares outstanding at the date of the relevant transactions.
(4)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions or upfront fees, if any, and are not annualized.
(5)	Ratios are annualized with the exception of nonrecurring expenses like organization costs, offering costs, incentive fees, and excise and other tax expense, as applicable.
(6)	The ratios do not reflect the Fund’s share of the income and expenses of the underlying Investee Funds.
(7)	Represents the ratio of other expenses, including incentive fees, of 0.4% (unannualized) and 0.4% (unannualized), for the periods ended June 30, 2026 and December 31, 2025, respectively, prior to the impact of any recoupment (reimbursement) and fees waived and reimbursed.
(8)	Refer to Note 12, Securities Transactions for further details.

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2026	33

Blackstone Private Multi-Asset	Consolidated
Credit and Income Fund	Financial Highlights

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	For a Share Outstanding Throughout the Period

	Class S
	For the Period Ended June 30, 2026 (Unaudited)	For the Period Ended December 31, 2025*
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period(1)	$15.37	$15.17
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2)	0.59	0.65
Net realized and unrealized gain (loss)	(0.10)	0.10
Total Income (Loss) from Investment Operations	0.49	0.75
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.56)	(0.55)
Total Distributions to Shareholders(3)	(0.56)	(0.55)
Total Early Repurchase Deduction Fees	—	—
Net asset value - end of period	$15.30	$15.37
Total Investment Return - Net Asset Value(4)	3.2%	5.0%

RATIOS TO AVERAGE NET ASSETS(5)(6)
Total expenses before reimbursement from Adviser and fees waived and reimbursed(7)	4.1%	5.4%
Expenses recouped (reimbursed) by Adviser	(0.7)%	(2.1)%
Fees waived and reimbursed	(0.4)%	(0.9)%
Total expenses after reimbursement from Adviser and fees waived and reimbursed	3.0%	2.4%
Net investment income	8.2%	8.9%

SUPPLEMENTAL DATA:
Net assets, end of period	$50,922	$31,247
Portfolio turnover rate(8)	10%	13%

DEBT OUTSTANDING:
Aggregate principal amount, end of period	$157,134	$63,781
Average borrowings outstanding during the period	$91,594	$43,761
Asset coverage, end of period per $1,000	$6,149	$9,704

*	For the period July 1, 2025 (commencement of operations) to December 31, 2025.
(1)	Class S Shares were initially sold at the June 30, 2025 end of day NAV per share of $15.17 and commenced operations on July 1, 2025.
(2)	Per share amounts presented are based on average shares outstanding throughout the period indicated.
(3)	The per share data for distributions was derived by using the actual shares outstanding at the date of the relevant transactions.
(4)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions or upfront fees, if any, and are not annualized.
(5)	Ratios are annualized with the exception of nonrecurring expenses like organization costs, offering costs, incentive fees, and excise and other tax expense, as applicable.
(6)	The ratios do not reflect the Fund’s share of the income and expenses of the underlying Investee Funds.
(7)	Represents the ratio of other expenses, including incentive fees, of 0.4% (unannualized) and 0.4% (unannualized), for the periods ended June 30, 2026 and December 31, 2025, respectively, prior to the impact of any recoupment (reimbursement) and fees waived and reimbursed.
(8)	Refer to Note 12, Securities Transactions for further details.

See Notes to Consolidated Financial Statements.

34	www.bmacx.com

Blackstone Private Multi-Asset	Notes to Consolidated
Credit and Income Fund	Financial Statements

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	June 30, 2026 (Unaudited)

NOTE 1. ORGANIZATION

Blackstone Private Multi-Asset Credit and Income Fund (“BMACX” or the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund engages in a continuous offering of its Common Shares (as defined below) and operates as an interval fund that will offer to make quarterly repurchases of at least 5% and up to 25% of its Common Shares at net asset value (“NAV”). Although the policy permits repurchases of between 5% and 25% of the Fund’s outstanding Common Shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Common Shares (in the aggregate across all share classes) at NAV (either by number of shares or aggregate NAV), subject to the approval of the Board of Trustees (the “Board” and individually, the “Trustees”).

The Fund currently offers four classes of shares of beneficial interest on a continuous basis: Class S Common Shares (“Class S Shares”), Class D Common Shares (“Class D Shares”), Class I Common Shares (“Class I Shares”) and Class I Advisory Common Shares (“Class I Advisory Shares” and, together with the Class S Shares, Class D Shares and Class I Shares, “Common Shares”). The Fund is authorized to issue an unlimited number of Common Shares.

Blackstone Private Credit Strategies LLC (the “Adviser”), an affiliate of Blackstone Alternative Credit Advisors LP (collectively with its affiliates in the credit, asset based finance and insurance asset management business unit of Blackstone Inc. (“Blackstone”), “Blackstone Credit & Insurance” or “BXCI”), acts as the Fund’s investment adviser. The Adviser is an investment adviser registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Adviser is responsible for the day-to-day management of the Fund. The Fund operates under the direction of the Board. The Fund has five Trustees, four of whom are not considered to be “interested persons” of the Fund or the Adviser as defined in the 1940 Act (“Independent Trustees”). The Independent Trustees are responsible for, among other things, reviewing the performance of the Adviser and approving the compensation paid to the Adviser and its affiliates.

The Fund’s investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. The Fund seeks to achieve its investment objectives by employing a flexible mandate and dynamically allocating assets across a wide range of credit and income-oriented strategies with a focus on private investments.

The Fund was organized as a Delaware statutory trust on July 26, 2024, pursuant to an Amended and Restated Agreement and Declaration of Trust, governed by the laws of the State of Delaware. The Fund had no operations from that date to January 31, 2025, other than those related to organizational matters and the registration of its Common Shares under applicable securities laws. The Adviser purchased 6,667 Class I Shares at a NAV of $15.00 per share on January 31, 2025.

On May 1, 2025, Class I Shares were sold at the initial offering price of $15.00 per share and the Fund commenced investment operations. Class S Shares and Class I Advisory Shares were initially sold at the June 30, 2025 end of day NAV per share and commenced operations on July 1, 2025. As of June 30, 2026, Class S Shares, Class I Shares and Class I Advisory Shares were outstanding. As of June 30, 2026, the Fund had not issued any Class D Shares.

As of June 30, 2026, the Adviser owns 1,666,667 Class I Shares.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States (“GAAP”) and are stated in U.S. dollars. As an investment company, the Fund applies the accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946, Financial Services—Investment Companies (“ASC 946”) issued by the Financial Accounting Standards Board (“FASB”).

In the opinion of management, all adjustments considered necessary for the fair presentation of the consolidated financial statements for the period presented have been included. The current period’s results of operations will not necessarily be indicative of results that ultimately may be achieved for the fiscal year ending December 31, 2026.

All intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements. Such amounts could differ from those estimates and such differences could be material. Assumptions and estimates regarding the valuation of investments involve a higher degree of judgment and complexity and these assumptions and estimates may be significant to the consolidated financial statements. Actual results may ultimately differ from those estimates.

Semi-Annual Report | June 30, 2026	35

Blackstone Private Multi-Asset	Notes to Consolidated
Credit and Income Fund	Financial Statements

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	June 30, 2026 (Unaudited)

Consolidation

As provided under ASC 946, the Fund will not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Fund.

As of June 30, 2026, the Fund’s consolidated subsidiaries are Blackstone BMACX C-1 LLC, BXCI Enstructure LLC, Blackstone Private Multi-Asset Credit Sub Fund I Ltd., and BMACX Pibb LLC.

Determination of Net Asset Value

The NAV for each class of Common Shares is calculated by the Fund daily, as of the close of regular trading on the New York Stock Exchange. The NAV per share for each class of Common Shares is determined by dividing the value of total assets attributable to the class minus liabilities attributable to the class by the total number of Common Shares outstanding of the class at the date as of which the determination is made.

Investments

Investment transactions are recorded on a trade date basis.

Realized gains or losses are measured by the difference between the net proceeds received (excluding prepayment fees, if any) and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries, and is recorded within net realized gain (loss) on the Consolidated Statement of Operations.

The net change in unrealized gains or losses primarily reflects the change in investment values, including the reversal of previously recorded unrealized gains or losses with respect to investments realized during the period, and is recorded within net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations.

Valuation of Investments

The Fund is required to report its investments, including those for which current market values are not readily available, at fair value.

The Fund values its investments in accordance with ASC Topic 820, Fair Value Measurement (“ASC 820”), which defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the applicable measurement date, and Rule 2a-5 under the 1940 Act.

Under ASC 820, fair value is based on observable market prices or parameters or derived from such prices or parameters when such quotations are readily available. In accordance with Rule 2a-5 under the 1940 Act, fair value means the value of a portfolio investment for which market quotations are not readily available. A market quotation is “readily available” only when it is a quoted price (unadjusted) in active markets for identical instruments that a fund can access at the measurement date, provided that such a quotation is not considered to be readily available if it is not reliable.

In accordance with Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the valuation designee to perform fair value determinations related to the Fund’s investments, subject to the Board’s oversight and periodic reporting requirements. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser under the Fund’s valuation procedures established by, and under the general supervision and responsibility of, the Board. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Adviser as valuation designee to the Board at each regularly scheduled quarterly meeting. These valuation approaches involve some level of estimation and judgment, the degree of which is dependent on the price transparency for the investments or market and the investments’ complexity. The Board may modify the Fund’s valuation procedures from time to time.

Investments for which market quotations are readily available are typically valued at those market quotations. To validate market quotations, the Adviser utilizes a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. To assess the continuing appropriateness of pricing sources and methodologies, the Adviser regularly performs price verification procedures and issues challenges as necessary to independent pricing services or brokers, and any differences are reviewed in accordance with the valuation procedures. The Adviser does not adjust the prices unless it has a reason to believe market quotations are not reflective of the fair value of an investment.

As part of the valuation process, the Adviser generally takes into account relevant factors in determining the fair value of the Fund’s investments for which reliable market quotations are not readily available, including and in combination, as relevant: (i) the nature and realizable value of any collateral; (ii) the underlying investment’s ability to make payments based on its earnings and cash flow; (iii) the markets in which the underlying investment does business; and (iv) overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. When an external event such as a purchase transaction, public offering or subsequent equity or debt sale occurs, the Adviser, with the assistance of independent valuation firm(s), considers whether the pricing indicated by the external event corroborates its valuation.

36	www.bmacx.com

Blackstone Private Multi-Asset	Notes to Consolidated
Credit and Income Fund	Financial Statements

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	June 30, 2026 (Unaudited)

Where prices or inputs are not available or, in the judgment of the Adviser, with assistance of independent valuation firm(s), determined to be not reliable, valuation techniques based on the facts and circumstances of the particular investment will be utilized. These valuation approaches involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the investments or market and the investments’ complexity. In the absence of observable, reliable market prices, the Fund values its investments using various valuation methodologies applied on a consistent basis.

An enterprise value (“EV”) analysis is generally performed to determine the value of equity investments, control debt investments and non-control debt investments that are credit-impaired, and to determine if debt investments are credit-impaired. The Adviser generally utilizes approaches including the market approach, the income approach or both approaches, as appropriate, when calculating EV. The primary method for determining EV for non-control investments, and control investments without reliable projections, uses a multiple analysis whereby appropriate multiples are applied to the portfolio company’s earnings before interest, taxes, depreciation and amortization or another key financial metric (e.g., such as revenues, cash flows or net income) (“Performance Multiple”). Performance Multiples are typically determined based upon a review of publicly-traded comparable companies and market comparable transactions, if any. The second method for determining EV (and primary method for control investments with reliable projections) uses a discounted cash flow analysis whereby future expected cash flows and the anticipated terminal value of the portfolio company are discounted to determine a present value using estimated discount rates. The income approach is generally used when the Adviser has visibility into the long-term projected cash flows of a portfolio company.

If debt investments are credit-impaired, which occurs when there is insufficient coverage under the enterprise value analysis through the respective investment’s position in the capital structure, the Adviser generally uses the enterprise value “waterfall” approach or a recovery method (if a liquidation or restructuring is deemed likely) to determine fair value. For debt investments that are not determined to be credit-impaired, the Adviser generally uses a market interest rate yield analysis to determine fair value. To determine fair value using a yield analysis, the expected cash flows are projected based on the contractual terms of the debt security and discounted back to the measurement date based on a market yield. A market yield is determined based upon an assessment of current and expected market yields for similar investments and risk profiles. The Fund considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the company and the specific investment. A key determinant of risk, among other things, is the leverage through the investment relative to the enterprise value of the portfolio company. As debt investments held by the Fund are substantially illiquid with no active transaction market, the Fund depends on primary market data, including newly funded transactions, as well as secondary market data with respect to high yield debt instruments and syndicated loans, as inputs in determining the appropriate market yield, as applicable. The fair value of loans with call protection is generally capped at par plus applicable prepayment premium in effect at the measurement date.

Investments in other registered investment companies or business development companies (“Investee Fund”) are valued at the NAV reported by such vehicles with daily adjustments made by an independent valuation firm to account for estimated daily accruals of income and expenses, and market movements on an aggregate portfolio level.

ASC 820 prioritizes the use of observable market prices derived from such prices. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these securities. The three levels of the fair value hierarchy are as follows:

●	Level 1: Inputs to the valuation methodology are quoted prices available in active markets for identical instruments as of the reporting date. The types of financial instruments included in Level 1 may include unrestricted securities, including equities and derivatives, listed in active markets.

●	Level 2: Inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date. The types of financial instruments in this category may include less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities and certain over-the-counter derivatives where the fair value is based on observable inputs.

●	Level 3: Inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments that are included in this category may include debt and equity investments in privately held entities, equity investments in Investee Funds, collateralized loan obligations (“CLOs”) and certain over-the-counter derivatives where the fair value is based on unobservable inputs.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the overall fair value measurement. The Adviser’s assessment, with the assistance of independent valuation firm(s), of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Transfers between levels, if any, are recognized at the beginning of the year in which the transfer occurs.

Semi-Annual Report | June 30, 2026	37

Blackstone Private Multi-Asset	Notes to Consolidated
Credit and Income Fund	Financial Statements

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	June 30, 2026 (Unaudited)

The Fund evaluates the source of the inputs, including any markets in which its investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. When an investment is valued based on prices provided by reputable dealers or pricing services (that is, broker quotes), the Fund subjects those prices to various criteria in making the determination as to whether a particular investment would qualify for treatment as a Level 2 or Level 3 investment.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period, and these differences could be material. Additionally, the fair value of the Fund’s investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize. Further, certain investments may be subject to legal and other restrictions on resale or otherwise are less liquid than publicly-traded securities. If the Fund was required to liquidate a portfolio investment in a forced or liquidation sale, it could realize significantly less than the value at which the Fund has recorded it. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

Cash and Cash Equivalents and Restricted Cash

Cash and cash equivalents, including cash denominated in foreign currencies, represents cash on hand, cash held in banks, money market funds and liquid investments with original maturities of three months or less. Cash and cash equivalents are carried at cost, which approximates fair value. The Fund deposits its cash and cash equivalents with financial institutions which, at times, may exceed the Federal Deposit Insurance Corporation insured limit. Cash and cash equivalents held by the Fund as of June 30, 2026 include cash equivalents that are categorized as Level 1 within the fair value hierarchy established by ASC 820.

Restricted cash represents amounts subject to legal or contractual restrictions imposed by third parties, including limitations on withdrawal or use. These restrictions may require the funds to be used for a specified purpose or limit the purpose for which the funds can be used. The Fund considers cash collateral posted with counterparties in connection with foreign derivative instruments to be restricted cash. As of June 30, 2026, the Fund held $2,170 in restricted cash associated with derivative instruments.

Derivative Instruments

In the normal course of business, the Fund has commitments and risks resulting from its investment transactions, which may include those involving derivative instruments. Derivative instruments are measured in terms of the notional contract amount and derive their value based upon one or more underlying instruments. While the notional amount gives some indication of the Fund’s derivative activity, it generally is not exchanged but is only used as the basis on which interest and other payments are exchanged. Derivative instruments are subject to various risks similar to non-derivative instruments including market, credit, liquidity, and operational risks. The Fund manages these risks on an aggregate basis as part of its risk management process.

From time to time, the Fund may enter into forward currency contracts which are obligations between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund utilizes forward currency contracts to economically hedge the currency exposure associated with certain foreign currency denominated assets and liabilities of the Fund. The use of forward currency contracts does not eliminate fluctuations in the price of the underlying investment the Fund has but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the exchange rates on the contract date and reporting date and are recorded as net change in unrealized appreciation (depreciation). The fair value of the foreign currency forwards are included as unrealized appreciation (depreciation) on forward foreign currency contracts on the Fund’s Consolidated Statement of Assets and Liabilities. Changes in the fair value of the foreign currency forwards are presented in net change in unrealized appreciation (depreciation): forward contracts and net realized gains (losses): forward contracts in the Consolidated Statement of Operations.

Additionally, the Fund uses interest rate swaps to mitigate interest rate risk. The fair value of the interest rate swaps are included in swap contracts, at fair value on the Fund’s Consolidated Statement of Assets and Liabilities. Changes in fair value of interest rate swaps entered into by the Fund are presented in net change in unrealized appreciation (depreciation): swap contracts and net realized gains (losses): swap contracts in the Consolidated Statement of Operations.

Receivables/Payables For Investments Sold/Purchased

Receivables/payables for investments sold/purchased consist of amounts receivable to or payable by the Fund for transactions that have not settled at the reporting date.

38	www.bmacx.com

Blackstone Private Multi-Asset	Notes to Consolidated
Credit and Income Fund	Financial Statements

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	June 30, 2026 (Unaudited)

Investment subscription paid in advance

Investment subscription paid in advance represents cash remitted to Investee Funds prior to June 30, 2026; however, the related investment did not become effective until July 1, 2026. As of June 30, 2026, the Fund had remitted $15,000 to purchase interests in Investee Funds.

Foreign Currency Transactions

Amounts denominated in foreign currencies are translated into U.S. dollars (“USD”) on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into USD based upon currency exchange rates effective on the last business day of the period; and (ii) purchases and sales of investments, borrowings and repayments of such borrowings, income, and expenses denominated in foreign currencies are translated into USD based upon currency exchange rates prevailing on the transaction dates.

The Fund does not separately disclose that portion of its results of operations arising from changes in the foreign exchange rates on investments from the fluctuations that result from changes in the market prices of investments held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) from investments in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.

Revenue Recognition

Interest Income

Interest income is recorded on an accrual basis and includes the accretion of discounts and amortizations of premiums. Discounts from and premiums to par value on debt investments purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. The amortized cost of debt investments represents the original cost, including loan origination fees and upfront fees received that are deemed to be an adjustment to yield, adjusted for the accretion of discounts and amortization of premiums, if any. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees and unamortized discounts are recorded as interest income in the current period.

In accordance with ASC 325-40, the Fund recognizes accretable yield as interest income over the life of beneficial interests, such as equity class securities of structured finance obligation vehicles, using the effective yield method. Interest income is recorded daily based on estimated future cash flows and effective yield which are reevaluated on a quarterly basis.

PIK Income

The Fund may have loans in its portfolio that contain payment-in-kind (“PIK”) provisions. PIK represents interest that is accrued and recorded as interest income at the contractual rates, increases the loan principal on the respective capitalization dates, and is generally due at maturity. Such income is included in interest income in the Consolidated Statement of Operations. If at any point the Fund expects that PIK will not be realized, the investment generating PIK will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest is generally reversed through interest income. To satisfy the Fund’s annual RIC distribution requirements, this non-cash source of income must be included in determining the amounts to be paid out to shareholders in the form of dividends, even though the Fund has not yet collected cash.

Dividend Income

Dividend income, including dividends paid in kind, on preferred equity securities are recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly-traded portfolio companies and Investee Funds.

Fee Income

The Fund may receive various fees in the ordinary course of business such as structuring, consent, waiver, amendment, syndication and other miscellaneous fees, as well as fees for managerial assistance rendered by the Fund to the portfolio companies. Such fees are recognized as income when earned or the services are rendered.

Semi-Annual Report | June 30, 2026	39

Blackstone Private Multi-Asset	Notes to Consolidated
Credit and Income Fund	Financial Statements

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	June 30, 2026 (Unaudited)

Non-Accrual Income

Loans are generally placed on non-accrual status when there is reasonable doubt whether principal or interest will be collected in full. Accrued interest is generally reversed when a loan is placed on non-accrual status. Additionally, any original issue discount and market discount are no longer accreted to interest income as of the date the loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid current and, in management’s judgment, are likely to remain current. Management may make exceptions to this treatment and determine to not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection.

For further information regarding the non-accrual status of investments, refer to “Note 4. Investments.”

Reverse Repurchase Agreements

Reverse repurchase agreements involve the sale of securities held by the Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. During the reverse repurchase agreement period, the Fund continues to receive interest and principal payments on the securities sold. Transactions involving reverse repurchase agreements are treated as secured borrowings and are recorded at their contracted repurchase price which approximates fair value due to the short term nature of the transactions.

Offering Expenses

Costs associated with the offering of the Fund’s shares are capitalized as Deferred offering costs on the Consolidated Statement of Assets and Liabilities and amortized over a twelve-month period from incurrence. These expenses consist primarily of legal fees and other costs incurred in connection with the Fund’s continuous offering. Offering costs are subject to the Total Expense Cap (as defined in Note 3).

For the period ended June 30, 2026, the Fund amortized offering costs of $450 in the Consolidated Statement of Operations.

Deferred Financing Costs

Deferred financing costs represent fees and other direct incremental costs incurred in connection with the Fund’s borrowings. These expenses are deferred and amortized into interest expense over the life of the debt instrument. Deferred financing costs related to revolving credit facilities are presented separately as an asset on the Fund’s Consolidated Statement of Assets and Liabilities.

Income Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”) by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). So long as the Fund maintains its status as a RIC, it generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes at least annually to its shareholders as dividends. Rather, any tax liability related to income earned and distributed by the Fund would represent obligations of the Fund’s investors and would not be reflected in the consolidated financial statements of the Fund.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof. Management has analyzed the Fund’s tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that there are no material uncertain tax positions through June 30, 2026. As applicable, the Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed.

To qualify for and maintain qualification as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements. In addition, to qualify for RIC tax treatment, the Fund must distribute to its shareholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” for that year (without regard to the deduction for dividends paid), which is generally its ordinary income plus the excess, if any, of its realized net short-term capital gains over its realized net long-term capital losses and (ii) its net tax-exempt income.

In addition, based on the excise tax distribution requirements, the Fund is subject to a 4% nondeductible federal excise tax on certain undistributed income unless the Fund distributes in a timely manner in each taxable year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (iii) any income realized, but not distributed, in prior years. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax is considered to have been distributed.

For the period ended June 30, 2026, the Fund did not accrue any U.S. federal excise tax.

Certain of the Fund’s consolidated subsidiaries are subject to certain U.S. federal and state income taxes. Income tax expense, if any, is included in excise and other tax expense in the Consolidated Statement of Operations.

40	www.bmacx.com

Blackstone Private Multi-Asset	Notes to Consolidated
Credit and Income Fund	Financial Statements

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	June 30, 2026 (Unaudited)

Allocation of Income, Expenses, Gains and Losses

Income, expenses (other than those attributable to a specific class), gains and losses are allocated to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Distributions

The Fund distributes substantially all of its net investment income to shareholders in the form of dividends. The Fund declares income dividends daily and distributes them monthly. All distributions will be paid at the discretion of the Board and will depend on the Fund’s earnings, financial condition, maintenance of the Fund’s tax treatment as a RIC and such other factors as the Board may deem relevant from time to time. Although the gross distribution per share is generally equivalent for each share class, the net distribution for each share class is reduced for any class specific expenses, including shareholder servicing and/or distribution fees, if any.

Segment Reporting

The Fund operates as a single reportable segment and as a result, the Fund’s segment accounting policies are consistent with those described herein and the Fund does not have any intra-segment sales and transfers of assets. See “Note 14. Segment Reporting” for further information.

Recent Accounting Pronouncements

In December 2025, the FASB issued Accounting Standards Update (“ASU”) 2025-09, “Derivatives and Hedging (Topic 815): Hedge Accounting Improvements,” (“ASU 2025-09”). ASU 2025-09 amends the guidance in ASU 815, Derivatives and Hedging and refines certain hedge accounting requirements, including clarifications to the designation and documentation criteria for hedge relationships, improvements to the assessment of hedge effectiveness, and enhanced disclosures intended to provide greater transparency into an entity’s risk management activities involving derivatives. ASU 2025-09 is effective for annual periods beginning after December 15, 2026, including interim periods within those annual periods, and early adoption is permitted. The Fund has not early adopted and does not expect the adoption of ASU 2025-09 to have a material impact on its consolidated financial statements.

NOTE 3. FEES, EXPENSES, AGREEMENTS, AND RELATED PARTY TRANSACTIONS

Investment Advisory Agreement

The Fund entered into the investment advisory agreement (the “Investment Advisory Agreement”) with the Adviser. The Adviser is responsible for originating prospective investments, conducting research and due diligence investigations on potential investments, analyzing investment opportunities, negotiating and structuring the Fund’s investments and monitoring its investments and portfolio companies on an ongoing basis.

Pursuant to the Investment Advisory Agreement, the Fund pays the Adviser a fee for investment advisory and management services consisting of two components: a management fee and an incentive fee. To the extent the Fund invests in investment companies or business development companies (“BDCs”) managed by the Adviser or its affiliates (each, an “Acquired Fund” and collectively, the “Acquired Funds”), shareholders will not bear duplicative fees.

Management Fees

The management fee is accrued daily and payable monthly in arrears at an annual rate of 0.75% of the value of the Fund’s net assets as of the beginning of each business day. The Adviser contractually agreed to waive the management fee in full for the six-month period beginning from the date the Fund completes its first sale of shares in its public offering (“Management Fee Waiver Agreement”). The Fund completed its first sale of shares in its public offering on May 1, 2025. The Management Fee Waiver Agreement terminated on November 1, 2025, after which the management fee payable by the Fund is at the annual rate of 0.75% of the Fund’s net assets. The waiver of the management fee under the Management Fee Waiver Agreement is not subject to recoupment by the Adviser under the Expense Limitation and Reimbursement Agreement, as discussed below. For the avoidance of doubt, the Adviser did not waive the incentive fee payable under the Investment Advisory Agreement pursuant to the Management Fee Waiver Agreement.

For the period ended June 30, 2026, management fees of $2,566 are recorded in the Fund’s Consolidated Statement of Operations. Additionally, a reimbursement of Acquired Funds’ fees totaling $1,482 is included in the fees waived and reimbursed in the Fund’s Consolidated Statement of Operations. As of June 30, 2026, $490 of management fees payable are recorded in management fees payable and $246 of fees waived and reimbursed are recorded in receivable from Adviser in the Fund’s Consolidated Statement of Assets and Liabilities.

Semi-Annual Report | June 30, 2026	41

Blackstone Private Multi-Asset	Notes to Consolidated
Credit and Income Fund	Financial Statements

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	June 30, 2026 (Unaudited)

Incentive Fees

The incentive fee is based on the Fund’s Pre-Incentive Fee Net Investment Income Returns. Pre-Incentive Fee Net Investment Income Returns means, as the context requires, either the dollar value of, or percentage rate of return on the value of net assets at the end of the immediately preceding quarter from, interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses accrued for the quarter (including the management fee, fees and expenses payable under the Administration Agreement (defined below), and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any shareholder servicing and/or distribution fees). Shareholders may be charged a fee on an income amount that is higher than the income shareholders may ultimately receive.

Pre-Incentive Fee Net Investment Income Returns include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero-coupon securities), accrued income that the Fund has not yet received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any income from investments in the common equity of an Acquired Fund to the extent the Acquired Fund is charging an incentive fee on income during the applicable quarter, and the Fund’s net assets attributable to investments in such Acquired Fund that are charging an incentive fee on income during the applicable quarter are excluded from the Fund’s net assets for purposes of calculating the Fund’s incentive fee. Pre-Incentive Fee Net Investment Income Returns do include income received by the Fund or, without duplication, the ratable portion of net income attributable to the Fund from (i) investments in the common equity of Acquired Fund that during the applicable quarter did not charge an incentive fee on income and (ii) equity investments in portfolio companies controlled by the Fund. The Fund also excludes the impact of expense support payments and recoupments from Pre-Incentive Fee Net Investment Income Returns.

Pre-Incentive Fee Net Investment Income Returns, expressed as a rate of return on the value of the Fund’s net assets at the end of the immediately preceding quarter, is compared to a “hurdle rate” of return of 1.25% per quarter (5.0% annualized).

The Fund pays the Adviser an income based incentive fee quarterly in arrears with respect to the Fund’s Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows:

●	No incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of 1.25% per quarter (5.0% annualized);

●	100% of the dollar amount of Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of 1.43% per quarter (5.72% annualized). The Fund refers to this portion of the Pre-Incentive Fee Net Investment Income Returns (which exceeds the hurdle rate but is less than 1.43%) as the “catch-up.” This “catch-up” is meant to provide the Adviser with approximately 12.5% of Pre-Incentive Fee Net Investment Income Returns as if a hurdle rate did not apply if this net investment income exceeds 1.43% in any calendar quarter; and

●	12.5% of the dollar amount of Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of 1.43% per quarter (5.72% annualized).

●	These calculations are prorated for any period of less than three months, including the first quarter the Fund commenced operations, and are adjusted for any share issuances or repurchases during the relevant quarter.

For the period ended June 30, 2026, the Fund accrued incentive fees of $2,511 recorded as incentive fees in the Consolidated Statement of Operations. As of June 30, 2026, there was $1,369 payable to the Adviser for incentive fees recorded as incentive fees payable in the Consolidated Statement of Assets and Liabilities.

Administration Agreement

The Fund entered into the administration agreement with Blackstone Private Credit Strategies LLC (in its capacity as the Fund’s administrator, the “Administrator”) (the “Administration Agreement”).

Under the terms of the Administration Agreement, the Administrator provides, or oversees the performance of, administrative and compliance services, including, but not limited to, overseeing the calculation of NAV, and generally managing the administrative affairs of the Fund. In consideration for its administrative services, the Administrator is entitled to receive an administration fee accrued daily and payable monthly by the Fund equal to, in the aggregate, an annual rate of 0.10% of the value of the Fund’s net assets as of the beginning of each business day. From time to time, the Administrator may outsource certain administrative duties provided to the Fund to third parties, and the Administrator pays the third parties accordingly. The fees, costs and expenses of any such third-party service providers are payable by the Administrator out of its administration fee.

For the period ended June 30, 2026, the Fund incurred $342 in expenses under the Administration Agreement, which were recorded in administrative service expenses in the Fund’s Consolidated Statement of Operations.

42	www.bmacx.com

Blackstone Private Multi-Asset	Notes to Consolidated
Credit and Income Fund	Financial Statements

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	June 30, 2026 (Unaudited)

As of June 30, 2026, $65 was unpaid and included in administrative service expenses payable in the Consolidated Statement of Assets and Liabilities.

Sub-Administration, Custody, and Other Agreements

The Administrator entered into a sub-administration agreement (the “Sub-Administration Agreement”) with JPMorgan Chase Bank, N.A. (the “Sub-Administrator”) under which the Sub-Administrator provides various accounting and administrative services to the Fund. The Sub-Administrator also serves as the Fund’s custodian (the “Custodian”). The initial term of the Sub-Administration Agreement is one year from the effective date. Following the initial term, the Sub-Administration Agreement shall be in effect until a valid written termination notice is given by the Adviser or Sub-Administrator upon at least 90 days’ prior notice.

The Bank of New York Mellon serves as the Fund’s custodian for certain of the Fund’s cash and other assets.

SS&C GIDS, Inc. serves as transfer agent and distribution disbursing agent for the Fund.

JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and SS&C GIDS, Inc., are not considered affiliates of the Fund as defined under the 1940 Act.

Intermediary Manager Agreement

The Fund entered into an Intermediary Manager Agreement (the “Intermediary Manager Agreement”) with Blackstone Securities Partners L.P. (in its capacity as the Fund’s intermediary manager, the “Intermediary Manager”), a broker-dealer registered with the SEC under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority (“FINRA”).

Pursuant to the Intermediary Manager Agreement, the Intermediary Manager agreed to, among other things, manage the Fund’s relationships with third-party brokers engaged by the Intermediary Manager to participate in the distribution of Common Shares, which are referred to as “participating brokers,” and financial advisors. The Intermediary Manager also oversees the Fund’s marketing and distribution efforts with participating brokers and their registered representatives with respect to communications related to the terms of the Fund’s offering, its investment strategies, material aspects of its operations and subscription procedures.

The Intermediary Manager is entitled to receive a shareholder servicing and/or distribution fee equal to 0.75% per annum of the aggregate NAV for the Class S Shares and a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV for the Class D Shares, in each case, accrued daily and payable monthly in arrears. The shareholder servicing and/or distribution fees are payable to the Intermediary Manager, but the Intermediary Manager anticipates that all of the shareholder servicing fees and/or distribution fees will be retained by, or reallowed (paid) to, participating brokers or other financial intermediaries.

Either the Intermediary Manager or the Fund may terminate the Intermediary Manager Agreement at any time upon 60 days’ written notice to the other party (which notice may be waived by the other party). The Intermediary Manager Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Distribution and Servicing Plan

The Fund entered into a distribution and servicing plan (the “Distribution and Servicing Plan”). The following table shows the shareholder servicing and/or distribution fees the Fund pays the Intermediary Manager with respect to Class I, Class I Advisory, Class S and Class D Shares on an annualized basis as a percentage of the Fund’s NAV for such class.

Shareholder Servicing and/or Distribution Fee as a % of NAV
Class I Shares	—%
Class I Advisory Shares	—%
Class S Shares	0.75%
Class D Shares	0.25%

The shareholder servicing and/or distribution fees are accrued daily and paid monthly in arrears, and subject to FINRA and other limitations on underwriting compensation.

Semi-Annual Report | June 30, 2026	43

Blackstone Private Multi-Asset	Notes to Consolidated
Credit and Income Fund	Financial Statements

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	June 30, 2026 (Unaudited)

The distribution and servicing expenses borne by the participating brokers may be different from and substantially less than the amount of shareholder servicing and/or distribution fees charged. The Intermediary Manager will reallow (pay) all of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services. Because the shareholder servicing and/or distribution fees with respect to Class S Shares and Class D Shares are calculated based on the aggregate NAV for all of the outstanding shares of each such class, it reduces the NAV with respect to all shares of each such class, including shares issued under the Fund’s distribution reinvestment plan.

Eligibility to receive the shareholder servicing and/or distribution fee is conditioned on a broker providing the following ongoing services with respect to the Class S or Class D Shares: assistance with recordkeeping, answering investor inquiries regarding the Fund, including regarding distribution payments and reinvestments, helping investors understand their investments upon their request, and assistance with share repurchase requests. If the applicable broker is not eligible to receive the shareholder servicing and/or distribution fee due to failure to provide these services, the Intermediary Manager will waive the shareholder servicing and/or distribution fees that broker would have otherwise been eligible to receive. The shareholder servicing and/or distribution fees are ongoing fees that are not paid at the time of purchase. Class S Shares began accruing shareholder servicing and/or distribution fees on July 1, 2025 concurrent with the commencement of operations.

For the period ended June 30, 2026, the Fund accrued shareholder servicing and/or distribution fees of $159 attributable to Class S Shares.

As of June 30, 2026, $31 was unpaid and included in Distribution and shareholder servicing fees payable in the Consolidated Statement of Assets and Liabilities.

Expense Limitation and Reimbursement Agreement

Pursuant to an Expense Limitation and Reimbursement Agreement through May 1, 2027, the Adviser waives its compensation (and, to the extent necessary, bears other expenses of or makes payments to the Fund) to the extent that, for any calendar month, “Specified Expenses” (as defined below) exceed the Total Expense Cap (as defined below). “Specified Expenses” of the Fund means all expenses incurred in the business of the Fund, including organizational and certain offering expenses, with the exception of: (i) investment advisory fees (including management and incentive fees), (ii) the shareholder servicing fee and/or distribution fees, (iii) brokerage costs, (iv) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (v) taxes, (vi) extraordinary expenses (as determined in the sole discretion of the Adviser), and (vii) acquired fund fees and expenses. “Total Expense Cap” means the annual rate of 0.50% of the average daily value of the Fund’s net assets (annualized). The Adviser may not discontinue its obligation to waive its compensation or to bear other expenses at any time prior to May 1, 2027 without the written consent of the Board of Trustees. If, while the Adviser is the investment adviser to the Fund, the estimated annualized Specified Expenses for a given month are less than the Total Expense Cap, the Adviser shall be entitled to reimbursement by the Fund of the compensation waived and other expenses borne by the Adviser on behalf of the Fund pursuant to the Fund’s Expense Limitation and Reimbursement Agreement (the “Reimbursement Amount”) during any of the previous thirty-six (36) months, but only to the extent that the Fund’s estimated annualized Specified Expenses are less than for such month, the lesser of the Total Expense Cap or any other relevant expense limit then in effect with respect to the Fund, and provided that such amount paid to the Adviser will in no event exceed the total Reimbursement Amount and will not include any amounts previously reimbursed. The Adviser may recapture a Specified Expense in any year within the thirty-six (36) month period after the Adviser bears the expense.

During the period ended June 30, 2026, there were no Specified Expenses recaptured by the Adviser. As of June 30, 2026, the Fund recorded $3,685 in receivable from Adviser in the Consolidated Statement of Assets and Liabilities.

Expense Payment Facilitation

Blackstone Holdings Finance Co. L.L.C. (“FINCO”), an affiliate of the Fund, pays certain expenses on behalf of the Fund. The Fund reimburses FINCO for such expenses paid on behalf of the Fund. FINCO does not charge any fees for providing such administrative services. As of June 30, 2026, the Fund has an amount payable to FINCO of $444 recorded in due to affiliates in the Consolidated Statement of Assets and Liabilities.

Blackstone Administrative Services Partnership L.P. (“BASP”), an affiliate of the Fund, pays certain expenses on behalf of the Fund. The Fund reimburses BASP for such expenses paid on behalf of the Fund. BASP does not charge any fees for providing such administrative services. As of June 30, 2026, the Fund has an amount payable to BASP of $0 recorded in due to affiliates in the Consolidated Statement of Assets and Liabilities.

The Intermediary Manager pays certain expenses on behalf of the Fund. The Fund reimburses the Intermediary Manager for such expenses paid on behalf of the Fund. The Intermediary Manager does not charge any fees for providing such administrative services. As of June 30, 2026, the Fund did not have any amount payable to the Intermediary Manager.

The Adviser pays certain expenses on behalf of the Fund. The Fund reimburses the Adviser for such expenses paid on behalf of the Fund. The Adviser does not charge any fees for providing such administrative services. As of June 30, 2026, the Fund has an amount payable to the Adviser of $39 recorded in due to affiliates in the Consolidated Statement of Assets and Liabilities.

44	www.bmacx.com

Blackstone Private Multi-Asset	Notes to Consolidated
Credit and Income Fund	Financial Statements

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	June 30, 2026 (Unaudited)

Controlled/Affiliated Portfolio Companies

Under the 1940 Act, the Fund is required to separately identify non-controlled investments where it owns 5% or more of a portfolio company’s outstanding voting securities as investments in “affiliated” companies. In addition, under the 1940 Act, the Fund is required to separately identify investments where it owns more than 25% of a portfolio company’s outstanding voting securities and/or has the power to exercise control over the management or policies of such portfolio company as investments in “controlled” companies. Under the 1940 Act, “non-affiliated investments” are defined as investments that are neither controlled investments nor affiliated investments. Detailed information with respect to the Fund’s non-controlled, non-affiliated; non-controlled, affiliated; and controlled, affiliated investments is contained in the Consolidated Schedule of Investments.

NOTE 4. INVESTMENTS

The composition of the Fund’s investment portfolio at cost and fair value was as follows:

	June 30, 2026
	Cost	Fair Value	% of Total Investments at Fair Value
First Lien Debt	$116,252	$116,198	11.5%
Second Lien Debt	53,383	52,696	5.3
Subordinate & Other Debt	79,477	79,100	7.9
Corporate Bonds	93,445	92,676	9.2
Unsecured Debt	16,233	16,117	1.6
Structured Finance Obligations - Debt Instruments	2,759	2,727	0.3
Structured Finance Obligations - Equity Instruments	18,639	15,915	1.6
Equity and Other	178,362	186,248	18.6
Investee Funds	450,000	441,884	44.0
Total	$1,008,550	$1,003,561	100.0%

The industry composition of investments at fair value was as follows:

June 30, 2026
Financial Services(1)	52.1%
Insurance	7.2
Software	5.4
Commercial Services & Supplies	4.2
Pharmaceuticals	4.0
Oil, Gas & Consumable Fuels	3.6
Capital Markets	3.3
Real Estate Management & Development	2.8
Machinery	2.8
Transportation Infrastructure	2.2
Others	12.4
Total	100.0%

(1)	Includes investments in Investee Funds representing 44.0% of investments at fair value.

Semi-Annual Report | June 30, 2026	45

Blackstone Private Multi-Asset	Notes to Consolidated
Credit and Income Fund	Financial Statements

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	June 30, 2026 (Unaudited)

The geographic composition of investments at cost and fair value was as follows:

	June 30, 2026
	Cost	Fair Value	% of Total Investments at Fair Value	Fair Value as % of Net Assets
United States	$809,635	$807,956	80.5%	99.9%
Europe	150,507	147,494	14.7	18.2
Bermuda/Cayman Islands	44,078	43,791	4.4	5.4
Canada	2,920	2,914	0.3	0.4
Australia/New Zealand	1,106	1,104	0.1	0.1
Asia	304	302	0.0	0.0
Total	$1,008,550	$1,003,561	100.0%	124.0%

As of June 30, 2026, there were no investments in the portfolio on non-accrual status.

As of June 30, 2026, on a fair value basis, 62.8% of performing debt investments bore interest at a floating rate and 37.2% of performing debt investments bore interest at a fixed rate.

NOTE 5. FAIR VALUE MEASUREMENTS

The following tables present the fair value hierarchy of financial instruments as of June 30, 2026:

	Level 1	Level 2	Level 3	Total
First Lien Debt	$—	$15,138	$101,060	$116,198
Second Lien Debt	—	—	52,696	52,696
Subordinate & Other Debt	—	—	79,100	79,100
Corporate Bonds	—	74,587	18,089	92,676
Unsecured Debt	—	—	16,117	16,117
Structured Finance Obligations - Debt Instruments	—	—	2,727	2,727
Structured Finance Obligations - Equity Instruments	—	—	15,915	15,915
Equity and Other	—	—	186,248	186,248
Investee Funds	—	—	441,884	441,884
Total Investments	$—	$89,725	$913,836	$1,003,561

Derivative Assets:
Foreign currency forward contracts	$—	$6	$—	$6
Total Derivative Assets	$—	$6	$—	$6

Derivative Liabilities:
Foreign currency forward contracts	$—	$56	$—	$56
Swap Contracts	—	85	—	85
Total Derivative Liabilities	$—	$141	$—	$141

46	www.bmacx.com

Blackstone Private Multi-Asset	Notes to Consolidated
Credit and Income Fund	Financial Statements

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	June 30, 2026 (Unaudited)

The following table presents investments in Investee Funds, by investment strategy, the unfunded commitment, and redemption restrictions put in place by the Investee Fund.

Investee Funds	Investee Fund Strategy	Unfunded Commitment	Redemption Frequency	Redemption Lock-up Period	Fund Term	Fair Value
Blackstone Private Credit Fund	Corporate: direct lending	$–	Quarterly(1)	None	Perpetual	$235,845
Blackstone Private Real Estate Credit and Income Fund	Real estate credit and income	–	Quarterly(2)	None	Perpetual	206,039
		$–				$441,884

(1)	Up to 5% of common shares outstanding (either by number of shares or aggregate net asset value) as of the close of the previous calendar quarter, subject to approval by the Investee Fund’s board of trustees. Shares that have not been outstanding for at least one year are repurchased at 98% of such net asset value.
(2)	Up to 5% of common shares outstanding (either by number of shares or aggregate net asset value) as of the close of the previous calendar quarter, subject to approval by the Investee Fund’s board of trustees.

The following tables present changes in the fair value of financial instruments for which Level 3 inputs were used to determine the fair value as of June 30, 2026:

	Fair Value, Beginning of Period	Purchases of Investments	Proceeds from Sales of Investments and Principal Repayments	Accretion of Discount (Amortization of Premium)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Transfer Into Level 3	Transfer Out of Level 3	Fair Value, End of Period	Net Change in Unrealized Appreciation (Depreciation) of Financial Instruments still held as of Period End
First Lien Debt	$109,122	$18,711	$(26,082)	$40	$78	$(809)	$—	$—	$101,060	$(721)
Second Lien Debt	35,376	18,138	—	9	—	(827)	—	—	52,696	(827)
Subordinate & Other Debt	17,857	62,997	(1,389)	4	7	(376)	—	—	79,100	(376)
Corporate Bonds	18,275	365	—	15	—	(566)	—	—	18,089	(566)
Unsecured Debt	15,222	997	—	2	—	(104)	—	—	16,117	(104)
Structured Finance Obligations - Debt Instruments	2,745	—	—	(6)	—	(12)	—	—	2,727	(12)
Structured Finance Obligations - Equity Instruments	17,293	657	(672)	—	—	(1,363)	—	—	15,915	(1,363)
Equity and Other	96,016	95,799	(12,302)	—	(4)	6,739	—	—	186,248	7,259
Investee Funds	341,098	110,000	—	—	—	(9,214)	—	—	441,884	(9,214)
Total	$653,004	$307,664	$(40,445)	$64	$81	$(6,532)	$—	$—	$913,836	$(5,924)

Semi-Annual Report | June 30, 2026	47

Blackstone Private Multi-Asset	Notes to Consolidated
Credit and Income Fund	Financial Statements

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	June 30, 2026 (Unaudited)

The following table presents quantitative information about the significant unobservable inputs of the Fund’s Level 3 financial instruments as of June 30, 2026. This table is not intended to be all-inclusive but instead capture the significant unobservable inputs relevant to the Fund’s determination of fair value.

				Range		Weighted
	Fair Value	Valuation Technique	Unobservable Input	Low	High	Average(1)
First Lien Debt	$101,060	Yield Analysis	Discount Rate	7.46%	9.44%	8.56%
Second Lien Debt	52,696	Yield Analysis	Discount Rate	9.32%	11.43%	9.78%
Subordinate & Other Debt	30,201	Yield Analysis	Discount Rate	7.83%	12.56%	9.62%
Subordinate & Other Debt	48,899	Yield Analysis	Discount Margin	5.10%	6.36%	5.61%
	79,100
Unsecured Debt	16,117	Yield Analysis	Discount Rate	13.27%	13.29%	13.27%
Corporate Bonds	18,089	Yield Analysis	Discount Rate	10.31%	14.58%	12.27%
Structured Finance Obligations - Debt Instruments	2,727	Market Quotations	Broker Quoted Price	99.20	99.20	99.20
Structured Finance Obligations - Equity Instruments	13,297	Market Quotations	Broker Quoted Price	54.85	75.54	66.60
Structured Finance Obligations - Equity Instruments	2,618	Distribution Waterfall	Liquidation Discount	2.50%	2.50%	2.50%
	15,915
Equity and Other	147,642	Yield Analysis	Discount Rate	7.96%	11.94%	9.94%
Equity and Other	38,606	Yield Analysis	Discount Margin	0.82%	1.36%	0.99%
	186,248
Investee Funds	441,884	Estimated Net Asset Value	Net Asset Value	23.94	26.14	24.97
Total	$913,836

(1)	Weighted averages are calculated based on fair value of investments.

The significant unobservable input used in the yield analysis is the discount rate and discount margin based on comparable market yields. Significant increases in discount rates and discount margin would result in a significantly lower fair value measurement. The significant unobservable input used for market quotations are broker quoted prices provided by independent pricing services. The significant unobservable input used in the estimate of net asset value is the prior month end net asset value per share. Significant decreases in quoted prices and net asset value per share would result in a significantly lower fair value measurement. The significant unobservable input used in the distribution waterfall analysis is the liquidation discount applied to the value of the underlying assets. Significant increases in the liquidation discount would result in a significantly lower fair value measurement.

Financial Instruments Not Carried at Fair Value

Debt and Reverse Repurchase Agreements

The following table presents the fair value measurements of the Fund’s debt obligations and reverse repurchase agreements as of June 30, 2026 had they been accounted for at fair value:

Fair Value
Revolving Credit Facility	$157,134
Reverse Repurchase Agreements	48,725
Total	$205,859

The following table presents the categorization of the Fund’s debt obligations and reverse repurchase agreements as of June 30, 2026 had they been accounted for at fair value within the fair value hierarchy:

Fair Value
Level 1	$–
Level 2	48,725
Level 3	157,134
Total	$205,859

48	www.bmacx.com

Blackstone Private Multi-Asset	Notes to Consolidated
Credit and Income Fund	Financial Statements

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	June 30, 2026 (Unaudited)

Other Assets and Liabilities

As of June 30, 2026, the carrying amounts of the Fund’s other assets and liabilities, other than investments at fair value, debt obligations, and reverse repurchase agreements listed above, approximate fair value due to their short maturities. These financial instruments with the exception of cash and cash equivalents (including money market funds classified within Cash and Cash Equivalents in the Consolidated Statement of Assets and Liabilities) which would be categorized as Level 1, would be categorized as Level 3 within the fair value hierarchy.

NOTE 6. DERIVATIVES

The Fund enters into derivative financial instruments in the normal course of business to achieve certain risk management objectives, including managing its interest rate and foreign currency risk exposures.

At June 30, 2026, the Fund had the following derivative financial instruments, presented on a gross basis and categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Derivative Contracts	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value
Foreign exchange
	Unrealized appreciation on forward foreign currency contracts	$6	Unrealized depreciation on forward foreign currency contracts	$56
Interest rate
	Swap contracts, at fair value	—	Swap contracts, at fair value	85
Total		$6		$141

The following table presents information about the amount of net realized gain (loss) and net unrealized appreciation (depreciation) on derivative financial instruments as recorded in the Consolidated Statement of Operations for the period ended June 30, 2026:

Primary underlying risk	Average notional USD(1)	Net realized gain (loss)	Net change in unrealized appreciation (depreciation)
Foreign exchange
Forward foreign currency contracts	$17,072	$572	$(44)
Interest rate
Swap contracts	$9,349	$45	$(85)

(1)	Averages are based on monthly activity levels during the period.

Master Netting Arrangements

The Fund enters into ISDA Master Agreements that contain Master Netting Agreements (“MNAs”) that provide for payment netting and, in the case of default or similar event with respect to the counterparty to the MNA, can provide for netting across transactions. Generally, upon counterparty default, the Fund can terminate all transactions under the MNA and set-off amounts it owes across all transactions under a particular MNA and against collateral under such MNA. The Fund may not use derivatives contracts and related collateral governed by an ISDA to offset reverse repurchase agreements and related collateral governed by an MRA (see Note 7).

Semi-Annual Report | June 30, 2026	49

Blackstone Private Multi-Asset	Notes to Consolidated
Credit and Income Fund	Financial Statements

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	June 30, 2026 (Unaudited)

Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Assets presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received	Cash Collateral Received	Net Amount (Not less than zero)
Counterparty
BofA Securities, Inc.	$—	$—	$—	$—	$—
Goldman Sachs & Co. LLC	—	—	—	—	—
JPMorgan Chase Bank, N.A.	6	(6)	—	—	—
J.P. Morgan Securities LLC	—	—	—	—	—
Morgan Stanley Bank NA	—	—	—	—	—
Nomura Securities International, Inc.	—	—	—	—	—
Total	$6	$(6)	$—	$—	$—

		Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Liabilities presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged	Net Amount (Not less than zero)
Counterparty
BofA Securities, Inc.	$14,495	$—	$(14,495)	$—	$—
Goldman Sachs & Co. LLC	3,629	—	(3,629)	—	—
JPMorgan Chase Bank, N.A.	141	(6)	—	(135)	—
J.P. Morgan Securities LLC	17,965	—	(17,965)	—	—
Morgan Stanley Bank NA	28	—	(28)	—	—
Nomura Securities International, Inc.	12,608	—	(12,608)	—	—
Total	$48,866	$(6)	$(48,725)	$(135)	$—

NOTE 7. BORROWINGS

Revolving Credit Facility

On May 28, 2025, the Fund entered into a senior secured credit facility (which was amended by that certain Amendment No. 1 to Senior Secured Credit Agreement on August 15, 2025, by that certain Amendment No. 2 to Senior Secured Credit Agreement on February 20, 2026, and may be further amended from time to time, the “Revolving Credit Facility”) with Sumitomo Mitsui Banking Corporation (“SMBC”). SMBC serves as administrative agent and collateral agent.

The Revolving Credit Facility provides for borrowings in USD and certain agreed-upon foreign currencies. Borrowings under the Revolving Credit Facility are subject to compliance with a borrowing base. As of June 30, 2026, the Revolving Credit Facility consisted of revolving commitments in the aggregate principal amount of $325 million, and the Revolving Credit Facility provides for the issuance of letters of credit on behalf of the Fund in an aggregate face amount not to exceed $50 million. Proceeds from the borrowings under the Revolving Credit Facility may be used for general corporate purposes of the Fund and its subsidiaries. As of June 30, 2026, the period during which the Fund may make borrowings on the Revolving Credit Facility expires on May 28, 2029, and the Revolving Credit Facility will mature and all amounts outstanding under the Revolving Credit Facility must be repaid by May 28, 2030.

50	www.bmacx.com

Blackstone Private Multi-Asset	Notes to Consolidated
Credit and Income Fund	Financial Statements

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	June 30, 2026 (Unaudited)

Borrowings under the Revolving Credit Facility bear interest at a per annum rate equal to, (x) for loans for which the Fund elects the base rate option, the “alternate base rate” (which is the greatest of (a) the prime rate in effect on such day, (b) the sum of (i) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System plus (ii) 0.5%, and (c) one month term SOFR plus 1% per annum) plus 0.75%, and (y) for all other loans, the applicable benchmark rate for the related interest period for such borrowing plus 1.75%. The Fund pays an unused fee of 0.25% per annum on the daily unused amount of the revolving commitments, during the period from and including the date that is 60 days after the effective date of the Revolving Credit Facility to but excluding the date on which the revolving commitments terminate. The Fund will pay letter of credit participation fees and a fronting fee on the average daily amount of any lender’s exposure with respect to any letters of credit issued under the Revolving Credit Facility.

The Fund’s obligations to the lenders under the Revolving Credit Facility are secured by a first priority security interest in substantially all of the Fund’s assets, other than certain exceptions including securities pledged as collateral in connection with reverse repurchase agreements.

In connection with the Revolving Credit Facility, the Fund has made certain customary representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. In addition, the Fund must maintain at all times a 300% asset coverage ratio.

The Revolving Credit Facility contains customary events of default for similar financing transactions. Upon the occurrence and during the continuation of an event of default, SMBC, as administrative agent under the Revolving Credit Facility, may terminate the commitments and declare the outstanding advances and all other obligations under the Revolving Credit Facility immediately due and payable.

As of June 30, 2026, the Fund was in compliance with all covenants and other requirements of the Revolving Credit Facility. As of June 30, 2026, interest payable of $94 is recorded in the Fund’s Consolidated Statement of Assets and Liabilities.

For the period ended June 30, 2026, the annualized weighted average interest rate on borrowings outstanding (including unused fees) was 5.26% and the annualized weighted average all-in cost of debt (including unused fees and amortization of deferred financing costs) was 5.65%.

For the period ended June 30, 2026, the average daily principal debt outstanding was $91,594.

Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund sells a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date, under the terms of a Master Repurchase Agreement (“MRA”). The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties is reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made on reverse repurchase agreements are recorded as a component of interest expense on the Consolidated Statement of Operations.

As of June 30, 2026, the face value of open reverse repurchase agreements for the Fund was $48,725 as reported in the Consolidated Statement of Assets and Liabilities. As of June 30, 2026, interest payable of $346 is recorded in the Fund’s Consolidated Statement of Assets and Liabilities. Refer to the Consolidated Schedule of Investments for details of the open reverse repurchase agreements. As of June 30, 2026, the fair value of securities pledged as collateral for reverse repurchase agreements were $60,882, as noted in the Consolidated Schedule of Investments. For the period ended June 30, 2026, the weighted average daily balance and annualized weighted average interest rate in effect for reverse repurchase agreements were $36,277 and 3.90%, respectively.

The components of interest expense were as follows:

For the Period Ended June 30, 2026
Borrowing interest expense	$2,133
Interest expense on reverse repurchase agreements	701
Facility unused fees	255
Amortization of deferred financing costs	178
Total interest expense	$3,267
Cash paid for interest expense	$3,427

Semi-Annual Report | June 30, 2026	51

Blackstone Private Multi-Asset	Notes to Consolidated
Credit and Income Fund	Financial Statements

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	June 30, 2026 (Unaudited)

NOTE 8. SENIOR SECURITIES

The following table sets forth certain information regarding the Fund’s senior securities as of the dates indicated in the table below. The Fund’s senior securities are comprised solely of outstanding indebtedness from its Revolving Credit Facility, which constitutes a “senior security” as defined in the 1940 Act. Pursuant to Rule 18f-4 under the 1940 Act, the Fund has elected to treat its reverse repurchase agreements as derivatives and, therefore they are not considered senior securities for purposes of the 1940 Act.

Class and Period	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Revolving Credit Facility
June 30, 2026	$157,134	$6,149	—	N/A
December 31, 2025	$63,781	$9,704	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities excluding indebtedness represented by senior securities in this table, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.
(3)	The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it. The “—” in this column indicates information that the SEC expressly does not require to be disclosed for certain type of senior securities.
(4)	Not applicable because the senior securities are not registered for public trading.

NOTE 9. COMMITMENTS AND CONTINGENCIES

Portfolio Company Commitments

The Fund’s investment portfolio contains debt investments which are in the form of lines of credit or delayed draw commitments, which require us to provide funding when requested by portfolio companies in accordance with underlying loan agreements. As of June 30, 2026, the Fund had unfunded commitments, including equity, delayed draw term loans and revolvers, with an aggregate amount of $44,790.

Additionally, from time to time, the Adviser and its affiliates may commit to an investment or commit to backstop the commitment of another lender on behalf of the investment vehicles it manages, including the Fund. Certain terms of these investments or backstop arrangements are not finalized at the time of the commitment and each respective investment vehicle’s allocation may change prior to the date of funding. In this regard, as of June 30, 2026, the Fund estimates that $14,974 of investments and backstop arrangements were committed but not yet funded.

Other Commitments and Contingencies

Under the Fund’s organizational documents, the Fund’s officers and Trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts that contain a variety of representations and indemnifications. To date, the Fund has not had claims or losses pursuant to these contracts, although there is no assurance that it will not incur losses in connection with these indemnifications in the future.

NOTE 10. REPURCHASE OFFERS

The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of its Common Shares at NAV on a quarterly basis. Although the policy permits repurchases of between 5% and 25% of the Fund’s outstanding Common Shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Common Shares (in the aggregate across all share classes) at NAV (either by number of shares or aggregate NAV) subject to the approval of the Board of Trustees. Written notification of each quarterly repurchase offer will be sent to shareholders at least 21 calendar days, and no more than 42 days, before the repurchase request deadline (i.e., the date by which shareholders can tender their Common Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). Each date on which the Fund determines the NAV applicable to the repurchase of Common Shares in the applicable repurchase offer (the “Repurchase Pricing Date”) will be determined in accordance with Rule 23c-3, as may be amended from time to time, which currently requires the Repurchase Pricing Date to be no later than the 14th day after a Repurchase Request Deadline (or the next business day if the 14th day is not a business day). If a repurchase offer is oversubscribed, the Fund may, but is not required to, determine to increase the amount repurchased by up to 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline. In the event that the Fund determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Common Shares tendered on a prorata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request.

52	www.bmacx.com

Blackstone Private Multi-Asset	Notes to Consolidated
Credit and Income Fund	Financial Statements

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	June 30, 2026 (Unaudited)

The Fund may impose a repurchase fee of 2.0% on Common Shares that are accepted for repurchase by the Fund and have been held by the investor for less than one year (the “Early Repurchase Deduction”). The one-year holding period will be satisfied if at least one year has elapsed from (a) the issuance date of the applicable Common Shares to (b) the subscription date immediately following the valuation date used in the repurchase of such Common Shares. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder; in the event that a shareholder’s Common Shares are repurchased because the shareholder has failed to maintain the $500 minimum account balance; or due to trade or operational error. In addition, the Fund’s Common Shares are sold to certain investment vehicles (including feeder vehicles, registered investment companies or other investment funds), discretionary model portfolios and other similar arrangements. The Fund, in its discretion, may waive the Early Repurchase Deduction for such investment vehicles, discretionary model portfolios and other similar arrangements in appropriate circumstances, including, but not limited to, for administrative, operational, rebalancing, regulatory or other purposes. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders.

For the period ended June 30, 2026, approximately 1,146,336 Common Shares were repurchased.

The following table presents the repurchases of Common Shares pursuant to the Fund’s share repurchase program for the period ended June 30, 2026:

Repurchase Request Deadline	Percentage of Outstanding Shares the Fund Offered to Repurchase	Repurchase Pricing Date	Number of Shares Repurchased (all classes)	Amount Repurchased (all classes)(1)	Percentage of Outstanding Shares Repurchased
February 27, 2026	5%	February 27, 2026	640,710	$9,627	1.5%
May 22, 2026	5%	May 22, 2026	505,626	$7,644	1.0%

(1)	Amounts shown net of Early Repurchase Deduction.

NOTE 11. PRINCIPAL INVESTMENT RISKS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market or failure or inability of the other party to a transaction to perform. The relative significance of the principal risks identified below, at any given time, will vary depending on the specific composition of the Fund’s investment portfolio from time to time and the allocation of the Fund’s assets among the various investment strategies, which may change frequently and/or significantly over time. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s prospectus.

Limited Operating History: The Fund is a non-diversified, closed-end management investment company with a limited operating history. As a result, prospective investors have a limited track record and history on which to base their investment decision. The Fund is subject to the business risks and uncertainties associated with recently formed businesses, including the risk that the Fund will not achieve its investment objectives and the value of a shareholder’s investment could decline substantially or become worthless.

Investment and Market Risk: An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s common shares represents an indirect investment in the portfolio of floating rate instruments, other securities and derivative investments owned by the Fund, and the value of these investments may fluctuate, sometimes rapidly and unpredictably. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of common shareholders to reinvest dividends. The Fund may also use leverage, which would magnify the Fund’s investment, market and certain other risks.

Repurchase Offers Risk: The Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, will conduct quarterly repurchase offers of the Fund’s outstanding common shares at NAV, with the size of the repurchase offer subject to approval of the Board. In all cases, such repurchase offers will be for at least 5% and not more than 25% of its outstanding common shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund conducts quarterly repurchase offers for 5% of its outstanding common shares under ordinary circumstances. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases may be funded from available cash, borrowings, subscription proceeds or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in increased portfolio turnover and untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. If at any time cash and other cash equivalents held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments, including liquid investments. If, as expected, the Fund employs investment leverage, repurchases of common shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect common shareholders who do not tender their common shares by increasing the Fund’s expenses and reducing any net investment income. In addition, the Fund’s ability to fund repurchase obligations may be dependent, in whole or in part, on the Fund’s ability to redeem or otherwise receive proceeds from its investments, which proceeds may be prorated or otherwise unavailable due to repurchase limits, liquidity constraints or other restrictions applicable to such investments. If the Fund is unable to obtain sufficient proceeds from such investments on a timely basis, the Fund may be required to sell other portfolio assets at disadvantageous prices or borrow funds. If a repurchase offer is oversubscribed, the Fund may, but is not required to, determine to increase the amount repurchased by up to 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline. In the event that the Fund determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the common shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more common shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market, foreign currency and other risks, and the NAV of common shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered common shares is determined. In addition, the repurchase of common shares by the Fund may be a taxable event to shareholders.

Semi-Annual Report | June 30, 2026	53

Blackstone Private Multi-Asset	Notes to Consolidated
Credit and Income Fund	Financial Statements

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	June 30, 2026 (Unaudited)

Credit Risk: Credit risk is the risk that an underlying issuer or borrower will be unable to make principal and interest payments on its outstanding debt or other payment obligations when due or otherwise defaults on its obligations to the Fund and/or that the guarantors or other sources of credit support for such persons do not satisfy their obligations. The Fund’s return to shareholders would be adversely impacted if an underlying issuer of debt investments or other instruments or a borrower under a loan in which the Fund invests were to become unable to make such payments when due. Although the Fund may make investments that the Adviser believes are secured by specific collateral the value of which may initially exceed the principal amount of such investments or the Fund’s fair value of such investments, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, shareholders could experience delays or limitations with respect to its ability to enforce rights against and realize the benefits of the collateral securing an investment. The Fund may also invest in leveraged loans, high yield securities, marketable and non-marketable common and preferred equity securities and other unsecured investments, each of which involves a higher degree of risk than senior secured loans. Furthermore, the Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of a senior lender, to the extent applicable.

Lack of Liquidity Risk: The Fund generally invests in companies whose securities are not publicly-traded or actively traded on the secondary market, and whose securities are subject to legal and other restrictions on resale or will otherwise be less liquid than publicly-traded securities. The illiquidity of certain of the Fund’s investments may make it difficult for the Fund to sell or redeem these investments when desired and may be further limited by arrangements the Fund or its affiliates are subject or party to relating to such investments with the Fund, the Adviser or any of its affiliates. The Fund may be unable to liquidate such investment or realize sufficient liquidity from certain of the Fund’s investments as such investments may be subject to increased illiquidity. In addition, if the Fund is required to liquidate all or a portion of the portfolio quickly, the Fund may realize significantly less than the value at which the Fund had previously recorded these investments. The reduced liquidity of the Fund’s investments may make it difficult for the Fund to dispose of them at a favorable price, and, as a result, the Fund may suffer losses.

Loans Risk: The loans that the Fund may invest in include loans that are first lien, second lien, third lien or that are unsecured. In addition, the loans the Fund will invest in will usually be rated below investment grade or may also be unrated.

Although certain loans in which the Fund may invest will be secured by collateral, there can be no assurance that such collateral could be readily liquidated or that the liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal. In the event of the bankruptcy or insolvency of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. In the event of a decline in the value of the already pledged collateral, if the terms of a loan do not require the borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the loans. To the extent that a loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the borrower. Those loans that are under-collateralized involve a greater risk of loss. No active trading market may exist for some loans, and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund’s NAV. In addition, the Fund may not be able to readily dispose of its loans at prices that approximate those at which the Fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of loans, the Fund’s yield may be lower.

54	www.bmacx.com

Blackstone Private Multi-Asset	Notes to Consolidated
Credit and Income Fund	Financial Statements

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	June 30, 2026 (Unaudited)

Leverage Risk: The Fund currently borrows money in the form of the Revolving Credit Facility and may borrow money in other ways to finance its investments. The use of borrowings, also known as leverage, increases the volatility of investments by magnifying the potential for loss on invested equity capital. When the Fund uses leverage to partially finance Fund investments through borrowing from banks and other lenders, shareholders will experience increased risks of investing in the Fund’s common shares. Furthermore, the Fund may add leverage to its portfolio through the issuance of preferred shares. The use of leverage involves increased risk, including increased variability of the Fund’s net income, distributions and NAV in relation to market changes. If the value of the Fund’s assets decreases, leveraging would cause NAV to decline more sharply than it otherwise would have had the Fund not leveraged. Similarly, any decrease in the Fund’s income would cause net income to decline more sharply than it would have had the Fund not used leverage. Such a decline could negatively affect the Fund’s ability to make distributions to shareholders. In addition, the Fund’s shareholders will bear the burden of any increase in expenses as a result of the Fund’s use of leverage, including interest expenses and any increase in the management or incentive fees payable to the Adviser. The Fund’s leverage strategy may not work as planned or achieve its goal.

The Fund invests in other investment companies and BDCs, and such vehicles will use leverage which the Fund will not count towards the Fund’s leverage limit (provided that the Fund does not wholly own any of these investment companies or BDCs or that the Fund is not otherwise required to consolidate such entities). The Fund invests in operating entities, for example insurance-related companies and their related entities, but the Fund will not treat the liabilities of such operating companies as leverage for purposes of calculating the Fund’s leverage limit (provided that such liabilities (including borrowings) are not recourse to the Fund and that the financial statements of the operating entity are not consolidated in the Fund’s financial statements pursuant to the requirements of GAAP).

Senior Secured Loans and Senior Secured Bonds Risk: There is a risk that any collateral pledged by portfolio companies in which the Fund has taken a security interest may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Such risks have become more pronounced due to elevated interest rates and market volatility. To the extent the Fund’s debt investment is collateralized by the securities of a portfolio company’s subsidiaries, such securities may lose some or all of their value in the event of the bankruptcy or insolvency of the portfolio company. Also, in some circumstances, the Fund’s security interest may be contractually or structurally subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the debt. Secured debt that is under-collateralized involves a greater risk of loss. In addition, second lien debt is granted a second priority security interest in collateral, which means that any realization of collateral will generally be applied to pay senior secured debt in full before second lien debt is paid. Similarly, investments in “last out” pieces of unitranche loans will be similar to second lien loans in that such investments will be junior in priority to the “first out” piece of the same unitranche loan with respect to payment of principal, interest and other amounts. Consequently, the fact that debt is secured does not guarantee that the Fund will receive principal and interest payments according to the debt’s terms, or at all, or that the Fund will be able to collect on the debt should the Fund be forced to enforce the Fund’s remedies.

Junior and Subordinated Debt Risk: The Fund may invest in debt instruments (including mortgage-backed securities) that are subordinated or otherwise junior in an issuer’s capital structure. Investments in subordinate debt securities may be unsecured and subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured and/or subject the Fund to a “first loss” subordinate holder position relative to other lenders. The ability of the Fund to influence a company’s affairs, especially during periods of financial distress or following insolvency, is likely to be substantially less than that of senior creditors. For example, under terms of subordinated intercreditor agreements, senior creditors will typically be able to block the acceleration of the mezzanine debt or other exercises by the Fund of its rights as a creditor. Accordingly, the Fund may not be able to take the steps necessary to protect its investments in a timely manner or at all. Investments in subordinate securities have a higher risk of loss and credit default than investments in more senior securities and subordinated tranches absorb losses from default before other more senior tranches are put at risk.

Nature of Mezzanine Debt Securities Risk: Mezzanine debt securities generally will be unrated or have ratings or implied or imputed ratings below investment grade. They will be obligations of corporations, partnerships or other entities that are generally unsecured, typically are subordinated to other obligations of the obligor and generally have greater credit and liquidity risk than is typically associated with investment grade corporate obligations. Accordingly, the risks associated with mezzanine debt securities include a greater possibility that adverse changes in the financial condition of the obligor or in general economic conditions (including a sustained period of rising interest rates or an economic downturn) could adversely affect the obligor’s ability to pay principal and interest on its debt.

Structured Products Risk: The Fund may invest its assets in structured products, including the rated debt tranches of collateralized loan obligations (“CLOs”), floating rate mortgage-backed securities and credit linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

The Fund may have the right to receive payments only from the structured product, and generally will not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.

Semi-Annual Report | June 30, 2026	55

Blackstone Private Multi-Asset	Notes to Consolidated
Credit and Income Fund	Financial Statements

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	June 30, 2026 (Unaudited)

CLO Risk: In addition to the general risks associated with debt securities and structured products discussed herein, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; (iv) the potential of spread compression in the underlying loans of the CLOs, which could reduce credit enhancement in the CLOs; and (v) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

CLO junior debt securities that the Fund may acquire are subordinated to more senior tranches of CLO debt. CLO junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same securities. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the liabilities of a CLO at inception exceed its total assets. Though not exclusively, the Fund will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested. The Fund may recognize phantom taxable income from its investments in the subordinated tranches of CLOs.

When investing in CLOs, the Fund may invest in any level of a CLO’s subordination chain, including subordinated (lower-rated) tranches and residual interests (the lowest tranche). CLOs are typically highly levered and therefore, the junior debt and equity tranches that the Fund may invest in are subject to a higher risk of total loss and deferral or nonpayment of interest than the more senior tranches to which they are subordinated. In addition, the Fund will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or entities that sponsored the CLOs. Furthermore, the investments the Fund makes in CLOs are at times thinly traded or have only a limited trading market. As a result, investments in such CLOs may be characterized as illiquid securities.

Counterparty Risk: The Fund is subject to credit risk with respect to the counterparties to any derivatives contracts (whether a clearing corporation in the case of exchange-traded instruments or the Fund’s hedge counterparty in the case of OTC instruments) purchased by the Fund. Counterparty risk is the risk that the other party in a derivative transaction will not fulfill its contractual obligation. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to their derivative transactions will affect the value of those instruments. By entering into derivatives transactions, the Fund assumes the risks that these counterparties could experience financial or other hardships that could call into question their continued ability to perform their obligations. Furthermore, concentration of derivatives in any particular counterparty would subject the Fund to an additional degree of risk with respect to defaults by such counterparty. The Adviser evaluates and monitors the creditworthiness of counterparties in order to ensure that such counterparties can perform their obligations under the relevant agreements. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial or other difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy or other analogous proceedings.

Below Investment Grade Risk: In addition, we invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

Reinsurance-Related Securities Risk: Reinsurance occurs when insurance-related companies share risk by purchasing insurance contracts from other insurers or reinsurers, thus limiting the total claim amount the original insurer or reinsurer would be responsible for in connection with a liability. Reinsurance involves the practice of insurers or reinsurers transferring portions of risk portfolios to other parties by agreement in order to reduce the likelihood of having to pay a large obligation resulting from an insurance claim. The intent of reinsurance is, among other things, for an insurance or reinsurance company to reduce the risks associated with underwritten policies by spreading risks across alternative institutions. The party seeking reinsurance is known as the ceding party. The party that accepts a portion of the potential obligation in exchange for a share of the insurance premium is known as the reinsurer.

The Fund invests in operating entities, including insurance-related companies and their related entities. The Fund will be subject to the risks of these entities, including the risk that the insurance-related liabilities of the Fund’s insurance-related portfolio entities exceed the value of its assets and the Fund will lose all or a portion of the principal it has invested in the insurance-related portfolio entity. These risks could stem from changes in the annuities or insurance policies that are reinsured by the insurance-related portfolio company, interest rate changes or changes in the value of the assets held by the insurance-related portfolio company (or the assets through reinsurance arrangements with third-party insurance companies) against its liabilities. For example, if the obligations owed in respect of reinsured annuities grow at a higher rate than the insurance-related portfolio company’s assets, the insurance-related portfolio company may have poor returns, lose some or all of its capital reserves or be unable to meet its reinsurance obligations. There is no way to accurately predict material or adverse effects that may occur with respect to the insurance-related portfolio company’s assets or liabilities and because of this significant uncertainty, reinsurance-related securities carry a high degree of risk.

56	www.bmacx.com

Blackstone Private Multi-Asset	Notes to Consolidated
Credit and Income Fund	Financial Statements

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	June 30, 2026 (Unaudited)

Investments in Private Companies Risk: Investments in private companies involve a number of significant risks, any one of which could have a material adverse effect on the Fund’s operating results. These risks include that: (i) these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing on any guarantees we may have obtained in connection with the Fund’s investment; (ii) these companies frequently have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tends to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns; (iii) these companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the Fund’s portfolio company and, in turn, on us; (iv) these companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, the Fund’s executive officers, Trustees and members of the Adviser may, in the ordinary course of business, be named as defendants in litigation arising from the Fund’s investments in the portfolio companies; and (v) these companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

Inherent Real Estate Risks: The Fund may make investments in or relating to real estate, including investments in commercial or residential real estate loans or projects and/or real estate-related debt investments (e.g., commercial and residential mortgage loans) and structured products (e.g., CLOs, CMBS, RMBS and similar pools of real estate-related interests). Such investments will be subject to the risks inherent in the ownership of real estate and real estate-related businesses and assets, including in circumstances where the Fund holds credit-oriented investments relating to real estate. Deterioration of real estate fundamentals generally may negatively impact the performance of the Fund. These risks include, but are not limited to, those associated with the burdens of ownership of real property, local market and economic conditions, which may include changes in supply of and demand for competing properties in an area, changes in interest rates and related increases in borrowing costs, changes in the financial resources of tenants, defaults by borrowers or tenants and the lack of availability of financing, which may render the sale or refinancing of properties difficult or impracticable. In addition, investments in real estate and real estate-related businesses and assets may be subject to the risk of environmental liabilities, contingent liabilities upon disposition of assets, casualty or condemnations losses, energy supply shortages, natural disasters, climate-related risks (including transition risks and acute and chronic physical risks), acts of God, terrorist attacks, war and other events that are beyond our control, and various uninsured or uninsurable risks. In addition, in acquiring debt instruments or securities in a public company or a related entity, lock-out provisions may apply that materially restrict selling such interests or securities for a period of time or that impose other restrictions, such as a limitation on the amount of additional debt that can be incurred. There can be no assurance that there will be a ready market for the resale of real estate investments because such investments will generally not be liquid. Illiquidity may result from the absence of an established market for the investments, as well as legal or contractual restrictions on their resale by the Fund.

Investments in Underlying Investment Companies or BDCs Risk: Because the Fund invests in underlying investment companies or BDCs, a shareholder’s investment in the Fund will be affected by the investment policies and decisions of each underlying investment company or BDC in direct proportion to the amount of Fund assets that are invested in each underlying investment company. The securities of the underlying investment companies or BDCs in which the Fund invests or plans to invest may be illiquid. Subscriptions to purchase the securities of underlying investment companies or BDCs are typically subject to restrictions or delays. There is no regular market for interests in many underlying investment companies or BDCs or portfolio companies, which typically must be sold in privately negotiated transactions. The Fund’s ability to redeem or otherwise obtain liquidity from underlying investment companies or BDCs may be subject to redemption limits, proration, suspensions, delays, market conditions, elevated redemption activity and other restrictions or constraints, including those arising from applicable law, governance arrangements, internal policies or processes or potential conflicts applicable to the Fund, the Adviser or their affiliates. As a result, the timing, amount and availability of redemption proceeds received by the Fund may be delayed, reduced, suspended or otherwise unavailable, including during periods of market stress or limited liquidity, which could adversely affect the Fund and its shareholders. In addition, the Adviser’s access to timely, complete or usable information may be constrained, and the Adviser may be required to constrain its behavior in order to comply with applicable laws, regulations, and internal information barriers, policies or processes. This may include delaying, limiting or suspending subscriptions or redemptions in underlying investment companies or BDCs, liquidity management decisions, or refraining from participating in certain transactions, any of which could adversely affect the Fund’s shareholders.

Derivatives Risk: Among other things, Rule 18f-4 under the 1940 Act, eliminates the asset segregation framework arising from prior SEC guidance for covering positions in derivatives and certain financial instruments. Rule 18f-4 also limits a fund’s derivatives exposure through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. Subject to certain conditions, limited derivatives users (as defined in Rule 18f-4), such as the Fund, however, would not be subject to the full requirements of Rule 18f-4. Under Rule 18f-4, a fund may enter into an unfunded commitment agreement that is not a derivatives transaction, such as an agreement to provide financing to a portfolio company, if the fund has, among other things, a reasonable belief, at the time it enters into such an agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as it becomes due. The Fund has adopted policies and procedures to comply with the requirements of the rule. Compliance with Rule 18f-4 may limit the Fund’s ability to use derivatives and/or enter into certain other financial contracts.

Reverse Repurchase Agreements Risk: Subject to the Fund’s investment objectives and policies, the Fund invests in repurchase agreements as a seller, also known as a “reverse repurchase agreement.” The Fund’s use of reverse repurchase agreements involves many of the same risks involved in the Fund’s use of leverage, as the proceeds from reverse repurchase agreements are generally invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experiences insolvency, the Fund may be adversely affected. Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements transactions, the Fund’s NAV will decline, and, in some cases, the Fund may be worse off than if it had not used such instruments.

Semi-Annual Report | June 30, 2026	57

Blackstone Private Multi-Asset	Notes to Consolidated
Credit and Income Fund	Financial Statements

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	June 30, 2026 (Unaudited)

Limited Liquidity Risk: The Fund’s common shares constitute illiquid investments for which there is not, and will likely not be, a secondary market at any time prior to a public offering and listing of the Fund’s common shares on a national securities exchange. There can be no guarantee that we will conduct a public offering and list the Fund’s common shares on a national securities exchange. Investment in the Fund is suitable only for sophisticated investors and requires the financial ability and willingness to accept the high risks and lack of liquidity inherent in an investment in the Fund. Except in limited circumstances for legal or regulatory purposes, shareholders are not entitled to redeem their common shares. Shareholders must be prepared to bear the economic risk of an investment in the Fund’s common shares for an extended period of time.

Interest Rate Risk: The Fund is subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on the Fund’s ability to make investments, the value of the Fund’s investments and the Fund’s ability to realize gains from the disposition of investments and, accordingly, have a material adverse effect on the Fund’s investment objectives and the Fund’s rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt for the Fund’s financing needs.

Large Shareholder Risk: Because certain investors may have substantial investments in the Fund, the Fund may experience large repurchases or investments due to transactions in common shares by these large investors. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on the Fund’s performance. In the event of such repurchases or investments, the Fund could be required to sell assets or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase brokerage and/or other transaction costs and affect the liquidity of the Fund’s portfolio. In addition, when other investors own a substantial portion of common shares, a large repurchase by such an investor could (i) cause the Fund to exceed the repurchase limits under its share repurchase program, resulting in the repurchase of shares on a pro rata basis, (ii) lead to an increase in actual expenses, and/or (iii) result in current expenses being allocated over a smaller asset base, leading to an increase in the expense ratio. The Fund may also decide to sell assets at a time when it may not otherwise desire to do so and accelerate the realization of taxable capital gains if sales of securities result in capital gains. The impact of these transactions is likely to be greater when the shareholder purchases, or requests for repurchase, a substantial portion of the Fund’s common shares. Additionally, a high volume of repurchase requests can impact the Fund the same way as the transactions of a single shareholder with substantial investments. Further, amounts of common shares submitted for repurchase may vary materially over time, and investors may not have visibility into the number of common shares repurchased in any given tender offer until the tender offer closes. Because of this, if an investor subscribes for the Fund’s common shares during an ongoing repurchase offer which is oversubscribed, they could become subject to some or all of the negative effects set forth above without notice.

Inflation Risk: Globally, inflation and rapid fluctuations in inflation rates have in the past had negative effects on economies and financial markets, particularly in emerging economies, and may do so in the future. Wages and prices of inputs increase during periods of inflation, which can negatively impact returns on the Fund’s investments. In an attempt to stabilize inflation, governments may impose wage and price controls, or otherwise intervene in the economy. Governmental efforts to curb inflation often have negative effects on levels of economic activity. Additionally, ongoing conflicts in Iran and escalating conflicts in other parts of the Middle East have caused, and could continue to cause, increased energy costs due to disruptions to oil and energy supply chains in the region.

Market Disruption and Geopolitical Risk: The Fund may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, tariffs, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested. Likewise, natural and environmental disasters, epidemics or pandemics, and systemic market dislocations may be highly disruptive to economies and markets. Uncertainties and events around the world may (i) result in market volatility, (ii) have long-term effects on the U.S. and worldwide financial markets and (iii) cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of geopolitical events in the future on the U.S. economy and securities markets.

NOTE 12. SECURITIES TRANSACTIONS

Investment transactions for the period ended June 30, 2026, excluding temporary short-term investments, were as follows:

Purchases of investments	$407,834
Proceeds from sales of investments and principal repayments	$84,583

Included in purchases of investments for the period ended June 30, 2026 were $112,305 of investments acquired from unaffiliated independent third-party accounts advised by the Adviser.

58	www.bmacx.com

Blackstone Private Multi-Asset	Notes to Consolidated
Credit and Income Fund	Financial Statements

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	June 30, 2026 (Unaudited)

NOTE 13. INCOME TAX

At June 30, 2026, the tax cost of investments and amount of net tax unrealized appreciation (depreciation) on investments and derivatives, calculated using book/tax differences as of the most recently ended fiscal year, December 31, 2025, were as follows:

Cost of investments for income tax purposes	$1,006,090
Gross unrealized appreciation (excess of value over tax cost)	$14,223
Gross unrealized depreciation (excess of tax cost over value)	(16,887)
Net unrealized appreciation (depreciation)	$(2,664)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to adjustments from Controlled Foreign Corporations and wholly owned subsidiaries.

BXCI Enstructure LLC, a wholly owned subsidiary, is a Delaware limited liability company which has elected to be treated as a corporation for U.S. tax purposes. As such, BXCI Enstructure LLC is subject to certain U.S. Federal, state and local taxes. For the period ended June 30, 2026, BXCI Enstructure LLC recorded a current tax expense of $135 within excise and other tax expense in the Consolidated Statement of Operations. For the period ended June 30, 2026, BXCI Enstructure LLC recorded an income tax provision of $422, which is included within accrued expenses and other liabilities in the Consolidated Statement of Assets and Liabilities.

BMACX Pibb LLC, a wholly owned subsidiary, is a Delaware limited liability company which has elected to be treated as a corporation for U.S. tax purposes. As such, BMACX Pibb LLC is subject to certain U.S. Federal, state and local taxes. For the period ended June 30, 2026, BMACX Pibb LLC recorded a current tax expense of $566 within excise and other tax expense in the Consolidated Statement of Operations. For the period ended June 30, 2026, BMACX Pibb LLC recorded an income tax provision of $486, which is included within accrued expenses and other liabilities in the Consolidated Statement of Assets and Liabilities.

NOTE 14. SEGMENT REPORTING

The Fund operates as a single reportable segment and derives revenues from investing primarily in a wide range of credit and income-oriented strategies, both directly and indirectly through Investee Funds, and manages the business on a consolidated basis.

The chief operating decision maker (“CODM”) is comprised of the Fund’s chief executive officer and chief financial officer. The primary performance metric provided to the CODM to assess performance and make operating decisions is net increase (decrease) in net assets resulting from operations which is reported on the Consolidated Statement of Operations.

Performance metrics are provided to the CODM and are utilized to evaluate performance generated from segment net assets. These key metrics, in addition to other factors, are utilized by the CODM to determine allocation of profits, such as for investment or the amount of dividends to be distributed to the Fund’s shareholders. As the Fund operates as a single reporting segment, the segment net assets are reported on the Consolidated Statement of Assets and Liabilities as total net assets and the significant segment expenses are listed on the Consolidated Statement of Operations.

NOTE 15. SUBSEQUENT EVENTS

The Fund’s management evaluated subsequent events through the date of issuance of the consolidated financial statements. There have been no subsequent events that occurred during such period that would require disclosure in, or would be required to be recognized in the consolidated financial statements as of June 30, 2026, except as discussed below.

On August 4, 2026, the Revolving Credit Facility was amended pursuant to Amendment No. 3 to Senior Secured Credit Agreement (“Amendment No. 3”). Amendment No. 3 provides, among other things, for increasing the aggregate principal amount of revolving commitments under the Revolving Credit Facility from $325 million to $350 million, extending the period during which the Fund may make borrowings on the Revolving Credit Facility from May 28, 2029 to August 2, 2030, and extending the maturity date of the Revolving Credit Facility from May 28, 2030 to August 4, 2031.

Semi-Annual Report | June 30, 2026	59

Blackstone Private Multi-Asset
Credit and Income Fund	Additional Information

June 30, 2026 (Unaudited)

Proxy Information

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available (1) without charge, upon request, by calling 1-844-702-1299 or (2) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-844-702-1299, or (2) on the SEC’s website at http://www.sec.gov.

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit on Form N-PORT within 60 days after the end of the Fund’s fiscal quarter. The Fund’s portfolio holdings information for the third month of each fiscal quarter on Form N-PORT is available (1) on the Fund’s website located at https://www.bmacx.com or (2) on the SEC’s website at http://www.sec.gov. Holdings and allocations shown on any Form N-PORT are as of the date indicated in the filing and may not be representative of future investments. Holdings and allocations should not be considered research or investment advice and should not be relied upon in making investment decisions.

60	www.bmacx.com

Blackstone Private Multi-Asset	Approval of Investment
Credit and Income Fund	Advisory Agreement

June 30, 2026 (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (collectively, the “Board” and each, a “Trustee”) of the Blackstone Private Multi-Asset Credit and Income Fund (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Trustees”) voting separately, approve the Fund’s investment advisory agreement (the “Agreement”) with the Fund’s investment adviser, Blackstone Private Credit Strategies LLC (the “Adviser”). At a meeting (the “Meeting”) held in person on April 29, 2026, the Board, including the Independent Trustees, considered the continuation of the Agreement between the Adviser and the Fund. The Independent Trustees of the Fund were assisted in their review by the Fund’s counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Adviser. Prior to the Meeting, the Independent Trustees received a memorandum from the Fund’s counsel describing their responsibilities in connection with the approval of the Agreement as well as information from the Adviser provided in response to an information request letter from independent legal counsel, sent on behalf of the Independent Trustees, requesting information to assist the Board, including the Independent Trustees, in their consideration of the Agreement. The Independent Trustees separately received a memorandum from independent legal counsel that described their duties and responsibilities in connection with their consideration of the approval of the Agreement.

Board Approval of the Agreement

In its deliberations regarding approval of the Agreement, the Board, including the Independent Trustees, considered various factors, including those set forth below.

Nature, Extent and Quality of the Services

The Board discussed the Adviser’s personnel, operations, and financial condition, including the Adviser’s (1) significant investment in and commitment to personnel, including additional hiring and extensive training, and infrastructure, including research, risk management, and portfolio management analytics; (2) focus on analysis of originated loans and other securities, including syndicated loans, of private middle market U.S. companies; (3) ability to structure investments in insurance companies and source reinsurance arrangements, including insurance-related portfolio entities; (4) disciplined investment approach and commitment to investment principles; (5) significant compliance efforts; (6) oversight of and procedure for the allocation of investment opportunities; and (7) oversight of and interaction with the Fund’s other service providers. The Board concluded that the nature, extent, and quality of the services provided by the Adviser were satisfactory and thus supported a decision to approve the renewal of the Agreement.

Costs of Services and Profitability

In analyzing the cost of services and profitability of the Adviser, the Board discussed the resources that the Adviser had devoted to the Fund, as well as an analysis of the costs to and profitability of the Adviser and its affiliates from their relationship with the Fund. The Board reviewed the Fund’s base management fee, incentive fees and total expense ratio and compared them to those of a peer group of funds. The Board noted in particular that shareholders of the Fund would not bear duplicative management fees in connection with the Fund’s investments in Blackstone Private Real Estate Credit and Income Fund and Blackstone Private Credit Fund (“BCRED”). The Board took into account the significant investment by, and cost to, the Adviser regarding the service infrastructure necessary to support the Fund and its shareholders. On the basis of the Board’s review of the fees paid to the Adviser for services under the Agreement, the relatively unique and highly specialized nature of the Fund’s investment program, the Adviser’s financial information and the costs associated with managing the Fund, the Board concluded that the level of compensation paid to the Adviser was fair and reasonable in view of the services provided to the Fund under the Agreement.

Economies of Scale

The Board discussed various financial and economic considerations relating to the arrangement between the Fund and the Adviser, including economies of scale. While noting that the base management fees did not include breakpoints, the Board recognized that they were set initially at scale and concluded that the base management fee and incentive fees were appropriate. The Board took into account the significant investments made by the Adviser and its affiliates to support the Fund and noted that the Fund might realize economies of scale if its assets increased proportionally more than certain expenses. The Board noted that it would reserve the opportunity to periodically re-examine whether the Fund had achieved economies of scale, as well as the appropriateness of management fees payable to the Adviser, in the future.

Other Benefits

The Board discussed other direct or indirect benefits that the Adviser and its affiliates may receive from the Adviser’s relationship with the Fund. The Board noted that the Adviser indicated it did not derive any material indirect benefits as a result of its relationship with the Fund.

The Board discussed other benefits that the Adviser or its affiliates may receive from the Fund, including the fact that the Adviser will receive additional fee revenue from BCRED given that BCRED’s assets under management will increase due to the investment by the Fund into BCRED. The Board noted that the Adviser indicated it did not expect to receive significant ancillary benefits as a result of its relationship with the Fund. Additionally, the Board engaged in a thorough discussion regarding the potential benefits that the Adviser or its affiliates may receive in connection with the Fund’s investment in or wholly owned insurance-related companies (including newly formed entities). The Board discussed reinsurance arrangements with third-party insurance companies (a “Cedant”) not affiliated with the Fund (as such term is defined in Section 2(a)(3) of the 1940 Act) but that have or may have assets managed by Blackstone Credit & Insurance (“BXCI”). The Board noted that these reinsurance arrangements result in BXCI (either directly or through sub-manager arrangements with the Cedant) managing an account held by the Cedant whose assets support reinsurance obligations entered into by the Fund’s insurance-related portfolio entity. The Board noted that the economic return to the Fund’s insurance-related portfolio entity from such reinsurance arrangements would be reduced by the costs of any management fee expenses paid by the Cedant, even if the fees are paid to BXCI. The Board also considered that the fees paid to BXCI by the Cedant exceed fees paid to BXCI by the Fund with respect to the Fund’s investment in the insurance-related portfolio entity.

Semi-Annual Report | June 30, 2026	61

Blackstone Private Multi-Asset	Approval of Investment
Credit and Income Fund	Advisory Agreement

June 30, 2026 (Unaudited)

The Board concluded that other benefits derived by the Adviser and its affiliates from their relationships with the Fund, to the extent such benefits were identifiable or determinable, were reasonable and fair, resulted from the provision of appropriate services to the Fund and its shareholders and were consistent with industry practice and the best interests of the Fund and its shareholders.

Other Considerations

The Board evaluated the comparative information provided by the Adviser regarding the fees charged to other similar investment funds it managed that had investment strategies similar to those of the Fund. The Board took into consideration management’s discussion of the differences in account type, services provided and fees among the Fund and similarly managed investment funds.

Investment Performance

The Board reviewed the performance of the Fund in view of its stated investment objectives and investment strategy. The Board considered the Fund’s performance track record relative to a peer group of funds and appropriate industry benchmarks and noted the Fund’s favorable recent and since-inception performance. The Board concluded that the Fund’s investment performance was satisfactory.

* * * * *

The Board, including all of the Independent Trustees, concluded that the compensation paid to the Adviser under the Agreement was fair and reasonable with respect to the services that the Adviser provides to the Fund and in light of the other factors described above and additional factors that the Board deemed relevant and unanimously voted to approve the Agreement. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling, and each Trustee may have attributed different weight to various factors. The Independent Trustees were assisted by the advice of the Fund’s counsel throughout the annual contract renewal process as well as their independent legal counsel in making this determination.

62	www.bmacx.com

Blackstone

Trustees
Dan Oneglia
Chair of the Board of Trustees
Tracy Collins
Vicki Fuller
James Clark
Hope Pascucci

Custodian
JPMorgan Chase Bank, N.A.
383 Madison Avenue
New York, New York 10017

The Bank of New York Mellon
240 Greenwich Street
New York, New York 10286

Transfer Agent
SS&C GIDS, Inc.
430 W. 7th Street, Suite 219270
Kansas City, Missouri 64105-1594

Fund Officers
Dan Oneglia
Chief Executive Officer and Co-Chief Investment Officer
Carlos Whitaker
President
Eugene Lee
Co-Chief Investment Officer
Kevin Kresge
Chief Financial Officer
Gregory Roppa
Chief Accounting Officer
Lucie Enns
Chief Legal Officer
William Renahan
Chief Compliance Officer
Stacy Wang
Head of Stakeholder Relations

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112

Legal Counsel
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017

This report, including the financial information herein, is transmitted to the shareholders of Blackstone Private Multi-Asset Credit and Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report (however, all or a portion of this report may be incorporated by reference into a prospectus).

(b)	Not applicable.

Item 2.	Code of Ethics.

Not applicable to this Report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this Report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this Report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrant.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this Form N-CSR.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable to registrant.

(b)	Not applicable to registrant.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to registrant.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to registrant.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to registrant.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

See Approval of Investment Advisory Agreement in Item 1(a).

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this Report.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to this Report.

(b)	There are no changes to the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 16.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this Report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)	(1)	Not applicable to this Report.

(2)	Not applicable.

(3)	The certifications required by Rule 30a-2(a) under the 1940 Act, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(4)	Not applicable.

(5)	Not applicable.

(b)	The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone Private Multi-Asset Credit and Income Fund

By:	/s/ Dan Oneglia
Dan Oneglia (Principal Executive Officer)
Chairperson, Chief Executive Officer and Trustee

Date: September 3, 2026

By:	/s/ Kevin Kresge
Kevin Kresge (Principal Financial Officer)
Chief Financial Officer

Date: September 3, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Blackstone Private Multi-Asset Credit and Income Fund

By:	/s/ Dan Oneglia
Dan Oneglia (Principal Executive Officer)
Chairperson, Chief Executive Officer and Trustee

Date: September 3, 2026

By:	/s/ Kevin Kresge
Kevin Kresge (Principal Financial Officer)
Chief Financial Officer

Date: September 3, 2026